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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 12/31/13

Item 1 — Reports to Shareholders

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Balanced Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 20.15% and 19.80%, respectively, for the 12-month period ended December 31, 2013, compared with 15.81% by the Balanced Index, an internally-calculated benchmark that combines the total returns from the S&P 500 Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). The S&P 500 Index returned 32.39% and the Barclays U.S. Aggregate Bond Index returned -2.02%.

INVESTMENT ENVIRONMENT

Equity and corporate credit markets rallied in 2013, supported by global central banks’ continued accommodative monetary policy, signs of global economic improvement and progress on resolving fiscal issues in the U.S., Europe and Japan. Longer-term Treasury rates rose as improving U.S. economic data encouraged speculation that the Federal Reserve (Fed) would begin to taper its quantitative easing (QE) program; in December, the Fed confirmed that it would do so beginning in January 2014. Nevertheless, the central bank reiterated its commitment to keeping short-term interest rates low and continuing accommodative monetary policy until the economy was on stronger footing, which lent confidence to both equity and credit markets.

PORTFOLIO OVERVIEW

The equity-to-fixed-income allocation ended the period with an equity weighting in the mid-50% range and fixed income in the mid-40% range. This relatively conservative posture seemed prudent given uncertainties in the fourth quarter surrounding Fed policy and the strength of the economy. However, at period end we were reviewing the allocation, and may increase the equity weighting if circumstances warrant.

The Portfolio’s equity sleeve outperformed the S&P 500 Index during the period, benefiting particularly from stock selection in consumer discretionary and information technology companies. Sector detractors were led by consumer staples and telecommunications services.

Aerospace leader Boeing was a top contributor. Earlier issues with Boeing’s new 787 Dreamliner wide-body jet appeared to be resolved and the plane was put back in service during the period. The strong order book for the Boeing 787 and the newest version of the Boeing 747 gave the market renewed confidence that Boeing’s years-long production backlog will continue to grow, boosting the stock’s price. We believe the company’s cash-flow generation will increase as it reduces capital expenditures and working capital, which should lead to returning more capital to shareholders.

Multimedia company CBS performed well following its decision to spin off its billboard business into a real estate investment trust (REIT), using the proceeds to buy back stock and repurchase debt. It also effectively won its contract dispute with Time Warner Cable. The victory reinforced our view of the power of content, which CBS certainly has with its ownership of prime sports coverage and other popular programming.

Asset manager Blackstone Group also contributed. Blackstone’s stock has benefited from strong equity markets, growth in its asset management business and successful exits from some of its private equity investments (including Hilton Worldwide, which went public during the period). It also has continued to pay a relatively high distribution to shareholders.

Equity detractors were led by telecommunications provider CenturyLink, whose stock slid after the company announced a 25% dividend cut in February 2013. For the market, this signaled potential weakness and raised questions about the sustainability of CenturyLink’s dividend going forward. We trimmed our exposure to CenturyLink during the period, while monitoring the risk of further dividend reductions.

UK-based bank Standard Chartered also detracted. Heavy exposure to emerging markets, particularly India, weighed on near-term results, given those markets’

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

weaker-than-expected economic growth during 2013. Additionally, continuing regulatory hurdles in the UK have hampered Standard Chartered’s earnings potential. We believed these factors created too many obstacles for the stock to move higher over the short- to medium-term horizon, so we sold our position.

Ventas, a health care REIT, also detracted. In general, rising rates hurt REITs, and health care REITs tend to be especially vulnerable because their long-duration leases are slower to reset. However, we think Ventas will benefit from an improving economy. A significant portion of its profitability is derived from senior housing; a more robust housing market should make it easier for elderly potential residents to sell their current homes and fund their stays at Ventas properties.

The fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index during the period, largely due to our security selection and overweight to corporate credit. From an industry sector standpoint, top credit contributors included wireline communications, banking and non-captive diversified financial names. Sector detractors were led by consumer services, property and casualty insurers and integrated energy companies.

Individual credit contributors were led by telecommunications company Verizon. We invested in Verizon’s record-breaking $49 billion corporate bond issuance in September. It debuted to robust demand, and credit spreads continued to tighten through the end of the year.

Automaker Ford Motor also contributed. Ford has benefited from strong year-over-year U.S. auto sales. The housing recovery has been particularly good for pickup-truck sales, including Ford’s F-150 Series, as building contractors tend to buy trucks when business rises.

Financial services company CIT Group also contributed. We added to our position in CIT Group amid weakness over the summer, during a broad market sell-off that enhanced valuations, in our opinion. This is a liquid name that bounced back strongly later in the year.

Individual credit detractors were led by ADT Corp. The home security monitoring company underperformed after its management team abruptly chose to give up ADT’s investment-grade ratings by pursuing a policy of returning cash to shareholders in the form of debt-funded dividends, which took balance sheet leverage higher. We sold the credit during the period.

Royal Dutch Shell also detracted, partly due to pressure from rising interest rates. We invested in discounted new-issue bonds during the period, attracted by their relative value compared with other securities, and exited the investment later in the period.

Diversified holding company Loews Corp. also detracted. We held longer-duration securities during the period, which were pressured by rising interest rates.

Meanwhile, security selection in mortgage-backed securities (MBS) was beneficial, particularly our preference for prepayment-resistant, higher-coupon MBS. We have sought to avoid the lower-coupon MBS that the Fed has been buying, which has provided some buffer against the volatility surrounding Fed tapering.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

We expect a moderate acceleration in economic growth in the coming year. The Fed has announced it will taper quantitative easing by $10 billion per month beginning in January, and we believe there will be additional tapering as the year progresses. However, we expect tapering to be gradual and still in the context of very accommodative monetary policy; the Fed is unlikely to raise short-term interest rates before 2015.

U.S. fiscal policy also seems to be headed in the right direction, as Congress sealed a budget deal in December that may avert the last-minute budget dramatics the markets have endured in recent years. We believe growth in developed markets is likely to accelerate in 2014, as the global economy enters a new stage of increased capital expenditure and hiring.

For fixed income investors, the greatest focus in the coming year will be interest rates and the shape of the yield curve. Market consensus is that longer-term interest rates will move higher, and we share that view. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen. The risk to our views remains a very benign global inflation outlook, and we are closely monitoring the economy and the markets in case the situation changes.

On behalf of every member of our investment team, thank you for your investment in Janus Aspen Balanced Portfolio. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

2 | DECEMBER 31, 2013

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	2.45%
Boeing Co.	2.44%
Blackstone Group L.P.	2.18%
MasterCard, Inc. – Class A	1.50%
E.I. du Pont de Nemours & Co.	1.45%

5 Bottom Performers – Equity Holdings

Contribution

CenturyLink, Inc.	–0.17%
Standard Chartered PLC	–0.13%
Ventas, Inc.	–0.13%
Unilever PLC	–0.04%
Noble Corp. PLC	–0.03%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	2.21%	20.54%	12.04%
Information Technology	1.45%	14.81%	18.03%
Industrials	1.24%	9.41%	10.35%
Health Care	1.19%	16.61%	12.74%
Materials	0.77%	7.24%	3.44%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Other**	–1.41%	3.17%	0.00%
Consumer Staples	–0.45%	7.70%	10.49%
Telecommunication Services	–0.06%	1.40%	2.72%
Financials	0.36%	12.42%	16.25%
Energy	0.66%	6.69%	10.66%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Boeing Co. Aerospace & Defense	2.2%
CBS Corp. – Class B Media	2.2%
E.I. du Pont de Nemours & Co. Chemicals	1.9%
LyondellBasell Industries N.V. – Class A Chemicals	1.7%
NIKE, Inc. – Class B Textiles, Apparel & Luxury Goods	1.7%

9.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

4 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	20.15%	13.62%	8.61%	10.36%	0.60%

Janus Aspen Balanced Portfolio – Service Shares	19.80%	13.33%	8.34%	10.20%	0.85%

S&P 500® Index	32.39%	17.94%	7.41%	9.17%

Barclays U.S. Aggregate Bond Index	–2.02%	4.44%	4.55%	5.63%

Balanced Index	15.81%	11.90%	6.34%	7.85%

Morningstar Quartile – Institutional Shares	1st	2nd	1st	1st

Morningstar Ranking – based on total returns for Moderate Allocation Funds	156/903	250/750	17/587	9/276

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,109.10	$3.14	$1,000.00	$1,022.23	$3.01	0.59%

Service Shares	$1,000.00	$1,107.70	$4.46	$1,000.00	$1,020.97	$4.28	0.84%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2013

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.4%
$663,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$686,710
1,092,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	1,101,327
351,000	AmeriCredit Automobile Receivables Trust 3.3100%, 10/8/19	355,923
1,280,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A)	1,159,585
700,367	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	701,536
600,000	Boca Hotel Portfolio Trust 3.2166%, 8/15/26 (144A),‡	600,719
476,000	Commercial Mortgage Pass Through Certificates 3.3674%, 10/13/28 (144A),‡	476,940
322,000	Commercial Mortgage Pass Through Certificates 3.4244%, 3/10/31 (144A)	306,166
236,000	Commercial Mortgage Trust 5.6500%, 12/10/49	245,996
2,077,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	2,275,827
1,282,813	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	1,091,674
1,041,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	905,830
804,000	GS Mortgage Securities Corp. II 2.7679%, 11/8/29 (144A),‡	799,040
367,000	GS Mortgage Securities Corp. II 3.7679%, 11/8/29 (144A),‡	365,721
422,000	GS Mortgage Securities Corp. Trust 3.6490%, 1/10/18 (144A),‡	415,221
584,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	574,197
889,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	889,725
636,904	JPMorgan Chase Commercial Mortgage Securities Corp. 3.9166%, 8/15/29 (144A),‡	643,586
730,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.1566%, 4/15/30 (144A),‡	726,789
292,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9066%, 4/15/30 (144A),‡	290,955
806,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	850,529
418,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	419,270
446,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	459,175
1,746,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	1,878,684
793,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	863,407

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $19,203,298)		19,084,532

Bank Loans and Mezzanine Loans – 0.3%
Basic Industry – 0.1%
887,645	FMG Resources August 2006 Pty, Ltd. 4.2500%, 6/28/19‡	898,466
Communications – 0.1%
1,303,000	Tribune Co. 0%, 12/27/20(a),‡	1,294,856
Consumer Cyclical – 0.1%
1,403,820	MGM Resorts International 3.5000%, 12/20/19‡	1,406,459
Consumer Non-Cyclical – 0%
696,057	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	695,187

Total Bank Loans and Mezzanine Loans (cost $4,275,800)		4,294,968

Common Stock – 54.3%
Aerospace & Defense – 3.6%
220,133	Boeing Co.	30,045,953
122,098	Honeywell International, Inc.	11,156,094
24,743	Precision Castparts Corp.	6,663,290
		47,865,337
Beverages – 0.5%
192,514	Diageo PLC**	6,374,952
Capital Markets – 1.9%
719,791	Blackstone Group L.P.	22,673,416
38,102	Greenhill & Co., Inc.	2,207,630
		24,881,046
Chemicals – 4.0%
384,581	E.I. du Pont de Nemours & Co.	24,986,228
286,585	LyondellBasell Industries N.V. – Class A	23,007,044
71,341	Syngenta A.G. (ADR)	5,702,999
		53,696,271
Commercial Banks – 2.5%
232,241	CIT Group, Inc.	12,106,724
514,408	U.S. Bancorp	20,782,083
		32,888,807
Communications Equipment – 0.5%
99,900	Motorola Solutions, Inc.	6,743,250
Computers & Peripherals – 1.6%
37,694	Apple, Inc.	21,150,480
Consumer Finance – 0.4%
56,110	American Express Co.	5,090,860
Diversified Financial Services – 0.8%
187,013	JPMorgan Chase & Co.	10,936,520

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Diversified Telecommunication Services – 0.7%
202,000	CenturyLink, Inc.	$6,433,700
48,599	Verizon Communications, Inc.	2,388,155
		8,821,855
Electronic Equipment, Instruments & Components – 1.7%
39,352	Amphenol Corp. – Class A	3,509,411
356,981	TE Connectivity, Ltd. (U.S. Shares)	19,673,223
		23,182,634
Energy Equipment & Services – 0.2%
70,079	Noble Corp. PLC	2,625,860
Food Products – 1.3%
113,225	Hershey Co.	11,008,867
164,479	Unilever PLC**	6,759,224
		17,768,091
Health Care Equipment & Supplies – 0.7%
240,018	Abbott Laboratories	9,199,890
Health Care Providers & Services – 3.1%
278,350	Aetna, Inc.	19,092,027
122,713	AmerisourceBergen Corp.	8,627,951
196,510	Express Scripts Holding Co.*	13,802,862
		41,522,840
Hotels, Restaurants & Leisure – 1.6%
218,966	Las Vegas Sands Corp.	17,269,849
96,454	Six Flags Entertainment Corp.	3,551,436
		20,821,285
Household Durables – 0.2%
57,130	Garmin, Ltd.	2,640,549
Industrial Conglomerates – 0.6%
59,515	3M Co.	8,346,979
Information Technology Services – 1.8%
48,181	Automatic Data Processing, Inc.	3,893,507
24,176	MasterCard, Inc. – Class A	20,198,081
		24,091,588
Insurance – 0.6%
391,087	Prudential PLC**	8,676,864
Internet & Catalog Retail – 0.8%
9,656	priceline.com, Inc.*	11,224,134
Internet Software & Services – 1.0%
12,070	Google, Inc. – Class A*	13,526,970
Leisure Equipment & Products – 1.5%
434,717	Mattel, Inc.	20,683,835
Machinery – 0.3%
48,469	Dover Corp.	4,679,197
Media – 3.6%
471,370	CBS Corp. – Class B	30,045,124
56,268	Time Warner Cable, Inc.	7,624,314
116,611	Viacom, Inc. – Class B	10,184,805
		47,854,243
Metals & Mining – 0.2%
48,485	Rio Tinto PLC (ADR)**	2,736,009
Oil, Gas & Consumable Fuels – 2.8%
158,529	Chevron Corp.	19,801,857
271,812	Enterprise Products Partners L.P.	18,021,136
		37,822,993
Pharmaceuticals – 5.9%
338,413	AbbVie, Inc.	17,871,591
127,668	Allergan, Inc.	14,181,361
170,066	Bristol-Myers Squibb Co.	9,039,008
144,822	Johnson & Johnson	13,264,247
211,755	Mylan, Inc.*	9,190,167
75,633	Shire PLC (ADR)**	10,686,187
140,344	Zoetis, Inc.	4,587,845
		78,820,406
Real Estate Investment Trusts (REITs) – 1.1%
6,399,631	Colony American Homes Holdings III L.P. – Private Placement§	6,472,587
134,534	Ventas, Inc.	7,706,107
		14,178,694
Road & Rail – 1.8%
50,667	Canadian Pacific Railway, Ltd. (U.S. Shares)	7,666,930
100,269	Union Pacific Corp.	16,845,192
		24,512,122
Software – 2.2%
81,880	Intuit, Inc.	6,249,081
362,484	Microsoft Corp.	13,567,776
240,664	Oracle Corp.	9,207,805
		29,024,662
Specialty Retail – 0.9%
12,171	AutoZone, Inc.*	5,817,008
74,897	Home Depot, Inc.	6,167,019
		11,984,027
Textiles, Apparel & Luxury Goods – 1.7%
289,915	NIKE, Inc. – Class B	22,798,916
Tobacco – 2.2%
240,085	Altria Group, Inc.	9,216,863
235,041	Philip Morris International, Inc.**	20,479,123
		29,695,986

Total Common Stock (cost $465,541,341)		726,868,152

Corporate Bonds – 20.9%
Banking – 2.6%
$1,618,000	American Express Co. 6.8000%, 9/1/66‡	1,723,979
792,000	American Express Credit Corp. 1.7500%, 6/12/15	804,780
319,000	Bank of America Corp. 4.5000%, 4/1/15	333,730
1,190,000	Bank of America Corp. 1.5000%, 10/9/15	1,201,982
1,373,000	Bank of America Corp. 3.6250%, 3/17/16	1,444,487
1,569,000	Bank of America Corp. 3.7500%, 7/12/16	1,668,031
1,202,000	Bank of America Corp. 8.0000%, 7/30/99‡	1,331,816
3,158,000	Citigroup, Inc. 5.0000%, 9/15/14	3,247,956
1,384,000	Citigroup, Inc. 5.9000%, 12/29/49	1,294,040
161,000	Citigroup, Inc. 5.3500%, 11/15/99‡	141,358

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Banking – (continued)
$555,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	$611,576
1,941,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	1,948,378
1,303,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	1,406,238
714,000	Morgan Stanley 4.0000%, 7/24/15	745,518
1,485,000	Morgan Stanley 3.4500%, 11/2/15	1,545,745
502,000	Morgan Stanley 4.7500%, 3/22/17	547,842
2,646,000	Morgan Stanley 4.1000%, 5/22/23	2,560,669
3,068,000	Morgan Stanley 5.0000%, 11/24/25	3,077,173
352,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	360,010
2,083,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23**	2,099,864
1,047,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23**	1,054,455
1,290,000	Santander UK PLC 5.0000%, 11/7/23 (144A),**	1,294,799
1,496,000	SVB Financial Group 5.3750%, 9/15/20	1,647,534
889,000	Zions Bancorp 4.5000%, 3/27/17	941,295
1,862,000	Zions Bancorp 5.8000%, 12/15/99‡	1,694,420
		34,727,675
Basic Industry – 1.2%
757,000	ArcelorMittal 5.0000%, 2/25/17	811,882
799,000	Ashland, Inc. 3.8750%, 4/15/18	808,987
813,000	Ashland, Inc. 4.7500%, 8/15/22	772,350
1,085,000	Ashland, Inc. 6.8750%, 5/15/43	1,025,325
605,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	627,688
1,134,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	1,272,915
5,314,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	5,901,840
592,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	653,793
232,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	254,399
614,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	676,336
2,557,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	2,851,055
563,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	552,257
		16,208,827
Brokerage – 1.2%
1,917,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	2,123,077
864,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	823,738
627,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	666,187
399,000	Lazard Group LLC 6.8500%, 6/15/17	449,875
1,659,000	Lazard Group LLC 4.2500%, 11/14/20	1,655,400
2,158,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	2,265,900
1,376,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	1,417,280
1,963,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	2,076,522
3,687,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,867,936
696,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	803,405
		16,149,320
Capital Goods – 0.6%
850,000	CNH Capital LLC 3.6250%, 4/15/18	861,687
1,181,000	Exelis, Inc. 4.2500%, 10/1/16	1,247,222
533,000	Exelis, Inc. 5.5500%, 10/1/21	536,089
1,470,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,533,028
1,363,000	Hanson, Ltd. 6.1250%, 8/15/16**	1,495,892
1,275,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	1,245,307
265,000	Interface, Inc. 7.6250%, 12/1/18	284,875
882,000	TransDigm, Inc. 7.7500%, 12/15/18	945,945
254,000	Vulcan Materials Co. 7.0000%, 6/15/18	288,925
		8,438,970
Communications – 1.5%
158,000	Gannett Co., Inc. 6.3750%, 9/1/15	169,455
801,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	815,263
566,000	Sprint Capital Corp. 6.9000%, 5/1/19	618,355
1,298,000	Sprint Communications, Inc. 7.0000%, 8/15/20	1,405,085
1,210,000	Sprint Corp. 7.2500%, 9/15/21 (144A)	1,299,237
1,573,000	UBM PLC 5.7500%, 11/3/20 (144A),**	1,635,314
1,135,000	Verizon Communications, Inc. 2.5000%, 9/15/16	1,173,631
1,869,000	Verizon Communications, Inc. 3.6500%, 9/14/18	1,978,456
6,277,000	Verizon Communications, Inc. 5.1500%, 9/15/23	6,739,565

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Communications – (continued)
$2,393,000	Verizon Communications, Inc. 6.4000%, 9/15/33	$2,752,239
1,202,000	Verizon Communications, Inc. 6.5500%, 9/15/43	1,406,291
		19,992,891
Consumer Cyclical – 3.2%
1,593,000	ADT Corp. 4.1250%, 6/15/23	1,413,807
2,304,000	Brinker International, Inc. 3.8750%, 5/15/23	2,074,095
291,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	308,402
1,238,000	CVS Caremark Corp. 2.2500%, 12/5/18	1,237,639
1,548,000	CVS Caremark Corp. 4.0000%, 12/5/23	1,544,724
3,557,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	3,670,305
429,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	461,504
838,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	870,948
1,227,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,421,397
1,541,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	1,716,534
3,682,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	4,174,317
1,853,000	Ford Motor Credit Co. LLC 4.2500%, 9/20/22	1,861,516
2,257,000	General Motors Co. 3.5000%, 10/2/18 (144A)	2,307,782
7,214,000	General Motors Co. 4.8750%, 10/2/23 (144A)	7,304,175
1,729,000	General Motors Co. 6.2500%, 10/2/43 (144A)	1,795,999
594,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	594,000
2,256,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	2,146,020
319,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	323,598
424,000	Jaguar Land Rover Automotive PLC 5.6250%, 2/1/23 (144A),**	424,000
761,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	790,060
1,826,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	1,874,860
755,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	846,867
441,000	MGM Resorts International 6.6250%, 7/15/15	472,973
629,000	MGM Resorts International 7.5000%, 6/1/16	704,480
628,000	MGM Resorts International 8.6250%, 2/1/19	736,330
460,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	468,050
420,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	434,700
235,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	217,963
734,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	688,125
		42,885,170
Consumer Non-Cyclical – 1.9%
939,000	AbbVie, Inc. 1.7500%, 11/6/17	937,391
933,000	Actavis, Inc. 1.8750%, 10/1/17	923,270
207,000	Constellation Brands, Inc. 3.7500%, 5/1/21	194,580
682,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	719,510
1,719,000	Life Technologies Corp. 6.0000%, 3/1/20	1,975,167
356,000	Life Technologies Corp. 5.0000%, 1/15/21	385,439
313,000	Perrigo Co., Ltd. 2.3000%, 11/8/18 (144A)	308,940
944,000	Perrigo Co., Ltd. 4.0000%, 11/15/23 (144A)	926,154
1,499,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A),**	1,496,647
345,000	Safeway, Inc. 3.9500%, 8/15/20	344,873
1,598,000	Safeway, Inc. 4.7500%, 12/1/21	1,604,657
369,000	Sun Merger Sub, Inc. 5.2500%, 8/1/18 (144A)	386,528
1,191,000	Tenet Healthcare Corp. 8.1250%, 4/1/22	1,283,302
362,000	Thermo Fisher Scientific, Inc. 2.4000%, 2/1/19	358,630
281,000	Thermo Fisher Scientific, Inc. 3.6000%, 8/15/21	278,483
300,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	279,184
772,000	Thermo Fisher Scientific, Inc. 4.1500%, 2/1/24	764,664
220,000	Thermo Fisher Scientific, Inc. 5.3000%, 2/1/44	222,459
4,481,000	Tyson Foods, Inc. 6.6000%, 4/1/16	5,001,948
1,988,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	2,184,315
2,470,000	WM Wrigley Jr. Co. 2.4000%, 10/21/18 (144A)	2,454,851
2,468,000	WM Wrigley Jr. Co. 3.3750%, 10/21/20 (144A)	2,439,660
		25,470,652
Electric – 0.2%
143,000	AES Corp. 7.7500%, 10/15/15	158,015
1,465,000	CMS Energy Corp. 4.2500%, 9/30/15	1,543,489

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Electric – (continued)
$977,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	$1,020,974
543,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	577,367
		3,299,845
Energy – 1.4%
4,018,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	4,158,630
2,072,000	Chesapeake Energy Corp. 5.7500%, 3/15/23	2,134,160
1,297,000	Cimarex Energy Co. 5.8750%, 5/1/22	1,371,578
157,000	Continental Resources, Inc. 7.1250%, 4/1/21	177,999
2,646,000	Continental Resources, Inc. 5.0000%, 9/15/22	2,748,533
1,238,000	Devon Energy Corp. 2.2500%, 12/15/18	1,225,029
1,093,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,241,229
2,705,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,814,720
159,000	Nabors Industries, Inc. 4.6250%, 9/15/21	159,186
1,152,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,269,504
1,661,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	1,698,373
		18,998,941
Finance Companies – 1.2%
1,154,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	1,278,632
3,152,000	CIT Group, Inc. 4.2500%, 8/15/17	3,282,020
443,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	497,821
3,418,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	3,665,805
2,622,000	CIT Group, Inc. 5.0000%, 8/1/23	2,523,675
592,000	GE Capital Trust I 6.3750%, 11/15/67‡	639,360
134,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	145,390
1,500,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	1,676,250
1,700,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	1,755,250
		15,464,203
Financial – 0.3%
1,663,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,597,244
2,946,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A)	2,864,101
		4,461,345
Industrial – 0.3%
529,000	CBRE Services, Inc. 6.6250%, 10/15/20	566,030
676,000	Cintas Corp. No. 2 2.8500%, 6/1/16	697,291
708,000	Cintas Corp. No. 2 4.3000%, 6/1/21	735,027
1,080,000	URS Corp. 4.3500%, 4/1/17 (144A)	1,100,223
1,033,000	URS Corp. 5.5000%, 4/1/22 (144A)	1,017,456
		4,116,027
Insurance – 0.7%
1,851,000	American International Group, Inc. 4.2500%, 9/15/14	1,897,266
430,000	American International Group, Inc. 5.6000%, 10/18/16	479,084
682,000	American International Group, Inc. 6.2500%, 3/15/37	682,000
2,185,000	American International Group, Inc. 8.1750%, 5/15/58‡	2,643,850
894,000	ING U.S., Inc. 5.6500%, 5/15/53‡	869,415
2,514,000	Primerica, Inc. 4.7500%, 7/15/22	2,589,392
		9,161,007
Mortgage Assets – 0.1%
1,734,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	1,954,201
Natural Gas – 1.3%
986,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	1,018,632
2,058,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	2,089,062
74,000	El Paso LLC 6.5000%, 9/15/20	79,352
268,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	307,776
770,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	806,431
761,000	Energy Transfer Partners L.P. 4.1500%, 10/1/20	772,096
2,588,000	Enterprise Products Operating LLC 3.3500%, 3/15/23	2,458,372
2,162,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	2,322,273
549,000	Kinder Morgan, Inc. 5.0000%, 2/15/21 (144A)	540,757
974,000	Kinder Morgan, Inc. 5.6250%, 11/15/23 (144A)	943,063
285,000	Spectra Energy Partners L.P. 2.9500%, 9/25/18	288,883
1,468,000	Spectra Energy Partners L.P. 4.7500%, 3/15/24	1,496,484
2,938,000	Western Gas Partners L.P. 5.3750%, 6/1/21	3,147,477
988,000	Williams Cos., Inc. 3.7000%, 1/15/23	862,334
		17,132,992

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – 1.0%
$2,059,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	$2,071,867
1,439,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,404,435
1,202,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	1,124,540
1,185,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,306,921
957,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,034,736
538,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	582,969
309,000	Retail Opportunity Investments Partnership L.P. 5.0000%, 12/15/23	307,651
471,000	Senior Housing Properties Trust 6.7500%, 4/15/20	522,984
520,000	Senior Housing Properties Trust 6.7500%, 12/15/21	574,110
1,143,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	1,218,614
2,205,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	2,590,606
		12,739,433
Technology – 1.7%
2,274,000	Amphenol Corp. 4.7500%, 11/15/14	2,349,713
613,000	Autodesk, Inc. 1.9500%, 12/15/17	606,402
928,000	Autodesk, Inc. 3.6000%, 12/15/22	856,935
973,000	Fiserv, Inc. 3.1250%, 10/1/15	1,007,390
572,000	Fiserv, Inc. 3.1250%, 6/15/16	596,885
1,474,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,722,600
3,804,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,779,639
3,990,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	3,820,967
947,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	1,002,742
4,561,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	4,925,611
1,462,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,415,095
		22,083,979
Transportation – 0.5%
267,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	273,042
635,324	CSX Transportation, Inc. 8.3750%, 10/15/14	670,569
1,482,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,535,202
186,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	190,560
1,556,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,595,148
159,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	163,115
861,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	838,546
1,010,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,096,930
		6,363,112

Total Corporate Bonds (cost $273,247,491)		279,648,590

Mortgage-Backed Securities – 6.6%
	Fannie Mae:
347,925	5.5000%, 1/1/25	380,139
544,023	5.5000%, 7/1/25	596,394
730,384	5.0000%, 9/1/29	796,291
309,631	5.0000%, 1/1/30	339,689
213,063	5.5000%, 1/1/33	236,102
165,351	5.0000%, 11/1/33	180,133
325,124	5.0000%, 12/1/33	354,322
938,437	6.0000%, 10/1/35	1,052,356
1,067,105	6.0000%, 12/1/35	1,196,830
150,900	6.0000%, 2/1/37	169,875
914,825	6.0000%, 9/1/37	987,311
747,667	6.0000%, 10/1/38	856,174
312,154	7.0000%, 2/1/39	334,127
5,815,706	5.5000%, 12/1/39	6,419,101
722,181	5.0000%, 6/1/40	787,742
846,881	5.0000%, 6/1/40	921,454
308,728	4.5000%, 10/1/40	328,774
2,077,770	5.0000%, 2/1/41	2,271,431
316,235	5.0000%, 3/1/41	345,932
333,672	4.5000%, 4/1/41	355,484
612,038	4.5000%, 4/1/41	650,906
639,648	5.0000%, 4/1/41	698,439
629,368	4.5000%, 5/1/41	670,734
446,722	5.0000%, 5/1/41	488,061
1,107,975	5.0000%, 5/1/41	1,213,683
615,763	5.0000%, 6/1/41	671,549
302,666	5.0000%, 7/1/41	330,211
977,646	5.0000%, 7/1/41	1,069,821
815,559	4.5000%, 8/1/41	867,575
16,055	5.0000%, 9/1/41	17,532
3,243,670	5.0000%, 2/1/42	3,644,152
2,844,586	4.5000%, 6/1/42	3,015,852
2,450,700	4.0000%, 9/1/42	2,500,230
1,191,225	4.5000%, 11/1/42	1,265,297
2,916,798	4.5000%, 2/1/43	3,091,145
4,225,714	4.5000%, 2/1/43	4,510,594
1,842,526	4.0000%, 5/1/43	1,879,781
	Freddie Mac:
338,881	5.0000%, 1/1/19	358,783
216,788	5.0000%, 2/1/19	229,579
293,871	5.5000%, 8/1/19	313,500
339,192	5.0000%, 6/1/20	360,027

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

	Freddie Mac: (continued)
$769,185	5.5000%, 12/1/28	$851,207
1,117,542	5.0000%, 1/1/36	1,224,893
576,358	5.5000%, 10/1/36	643,641
916,603	5.0000%, 5/1/39	994,244
2,501,237	6.0000%, 4/1/40	2,814,469
788,560	4.5000%, 1/1/41	839,356
1,832,974	5.0000%, 3/1/41	1,983,950
1,766,454	5.0000%, 5/1/41	1,931,136
886,994	5.5000%, 5/1/41	990,947
395,910	5.0000%, 9/1/41	428,580
4,429,432	5.5000%, 9/1/41	4,846,845
	Ginnie Mae:
765,643	5.1000%, 1/15/32	855,935
810,191	4.9000%, 10/15/34	884,696
518,627	6.0000%, 11/20/34	579,553
115,349	5.5000%, 9/15/35	130,265
610,669	5.5000%, 3/15/36	678,565
259,740	6.0000%, 1/20/39	292,585
681,805	5.5000%, 8/15/39	797,802
2,044,068	5.5000%, 8/15/39	2,324,865
543,247	5.0000%, 10/15/39	602,444
747,235	5.5000%, 10/15/39	848,822
883,560	5.0000%, 11/15/39	975,502
257,203	5.0000%, 1/15/40	284,994
207,052	5.0000%, 4/15/40	229,466
302,062	5.0000%, 5/15/40	330,514
265,173	5.0000%, 7/15/40	293,757
842,211	5.0000%, 7/15/40	933,042
927,026	5.0000%, 2/15/41	1,020,624
380,458	5.0000%, 5/15/41	423,499
234,091	4.5000%, 7/15/41	252,407
1,663,768	4.5000%, 8/15/41	1,817,443
197,394	5.0000%, 9/15/41	216,004
101,000	5.5000%, 9/20/41	111,200
1,114,226	4.5000%, 10/20/41	1,193,961
112,816	6.0000%, 10/20/41	127,101
308,356	6.0000%, 12/20/41	346,492
650,202	5.5000%, 1/20/42	716,887
333,237	6.0000%, 1/20/42	374,933
286,245	6.0000%, 2/20/42	322,383
204,331	6.0000%, 3/20/42	229,898
522,211	6.0000%, 4/20/42	587,558
365,032	3.5000%, 5/20/42	369,749
423,202	6.0000%, 5/20/42	476,201
1,258,185	5.5000%, 7/20/42	1,390,414
276,217	6.0000%, 7/20/42	311,050
292,628	6.0000%, 8/20/42	329,605
630,388	6.0000%, 9/20/42	709,362
284,077	6.0000%, 11/20/42	318,850
335,178	6.0000%, 2/20/43	377,497

Total Mortgage-Backed Securities (cost $88,019,274)		87,372,305

Preferred Stock – 0.6%
Capital Markets – 0%
7,150	Charles Schwab Corp., 6.0000%	157,228
Commercial Banks – 0.2%
116,200	Wells Fargo & Co., 6.6250%	2,988,664
Construction & Engineering – 0.1%
23,000	Citigroup Capital XIII, 7.8750%	626,750
Consumer Finance – 0.1%
63,650	Discover Financial Services, 6.5000%	1,466,496
Household Products – 0.2%
56,050	Morgan Stanley, 6.8750%	1,402,932
60,780	Morgan Stanley, 7.1250%	1,588,789
		2,991,721

Total Preferred Stock (cost $8,224,665)		8,230,859

U.S. Treasury Notes/Bonds – 15.0%
	U.S. Treasury Notes/Bonds:
$2,554,000	0.1250%, 4/30/15	2,551,007
9,118,000	0.2500%, 5/31/15	9,122,276
565,000	0.3750%, 6/15/15	566,192
4,923,000	0.2500%, 7/15/15	4,923,192
688,000	0.3750%, 8/31/15	689,048
4,885,000	0.2500%, 9/30/15	4,880,613
17,756,000	0.2500%, 10/31/15	17,731,035
34,249,000	0.2500%, 11/30/15	34,180,776
4,020,000	0.2500%, 12/31/15	4,009,323
968,000	0.3750%, 2/15/16	967,092
3,726,000	0.8750%, 1/31/17	3,729,495
313,000	0.8750%, 2/28/17	312,976
8,052,000	0.7500%, 6/30/17	7,967,075
727,000	0.7500%, 10/31/17	713,823
420,000	0.8750%, 1/31/18	411,994
1,667,000	0.7500%, 3/31/18	1,619,594
9,709,000	1.3750%, 7/31/18	9,621,774
27,261,000	1.5000%, 8/31/18	27,122,569
38,726,000	1.3750%, 9/30/18	38,254,007
17,258,000	1.2500%, 10/31/18	16,919,588
1,785,000	1.0000%, 9/30/19	1,685,151
998,000	1.7500%, 5/15/23	899,525
7,574,000	2.5000%, 8/15/23	7,273,403
2,406,000	3.6250%, 8/15/43	2,272,166
2,233,000	3.7500%, 11/15/43	2,158,333

Total U.S. Treasury Notes/Bonds (cost $201,866,207)		200,582,027

Money Market – 0.8%
10,478,159	Janus Cash Liquidity Fund LLC, 0%£ (cost $10,478,159)	10,478,159

Total Investments (total cost $1,070,856,235) – 99.9%		1,336,559,592

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,799,870

Net Assets – 100%		$1,338,359,462

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$4,379,032	0.3%
Canada	7,666,930	0.6%
Germany	1,027,912	0.1%
Luxembourg	811,882	0.1%
Netherlands	2,864,101	0.2%
South Korea	3,779,639	0.3%
Switzerland	5,702,999	0.4%
Taiwan	3,820,967	0.3%
United Kingdom	47,048,418	3.5%
United States††	1,259,457,712	94.2%

Total	$1,336,559,592	100.0%

††	Includes Cash Equivalents of 0.8%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse International: British Pound 1/9/14	2,780,000	$4,602,665	$(112,980)

HSBC Securities (USA), Inc.: British Pound 1/16/14	2,480,000	4,105,754	(49,205)

JPMorgan Chase & Co.: British Pound 1/23/14	3,480,000	5,760,990	(99,343)

RBC Capital Markets Corp.: British Pound 1/16/14	3,175,000	5,256,358	(64,535)

Total		$19,725,767	$(326,063)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | DECEMBER 31, 2013

Notes to Schedule of Investments and Other Information

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to 7/1/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2013 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$77,958,469	5.8%

(a)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. Interest and dividends will not be accrued until time of settlement.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$60,117,918

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Balanced Portfolio
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$6,407,653	$6,472,587	0.5%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	1,088,888	1,091,674	0.1%

		$7,496,541	$7,564,261	0.6%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2013. The issuer incurs all registration costs.

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information (continued)

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	584,676,462	$584,676,462	(586,578,000)	$(586,578,000)	$–	$22,135	$10,478,159

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$19,084,532	$–

Bank Loans and Mezzanine Loans	–	4,294,968	–

Common Stock
Real Estate Investment Trusts (REITs)	7,706,107	–	6,472,587
All Other	712,689,458	–	–

Corporate Bonds	–	279,648,590	–

Mortgage-Backed Securities	–	87,372,305	–

Preferred Stock	–	8,230,859	–

U.S. Treasury Notes/Bonds	–	200,582,027	–

Money Market	–	10,478,159	–

Total Investments in Securities	$720,395,565	$609,691,440	$6,472,587

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$326,063	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

16 | DECEMBER 31, 2013

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2013	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,070,856
Unaffiliated investments at value	$1,326,082
Affiliated investments at value	10,478
Receivables:
Investments sold	4,320
Portfolio shares sold	798
Dividends	840
Foreign dividend tax reclaim	35
Interest	4,166
Non-interested Trustees’ deferred compensation	26
Other assets	124
Total Assets	1,346,869
Liabilities:
Payables:
Due to custodian	954
Investments purchased	5,309
Portfolio shares repurchased	965
Advisory fees	633
Fund administration fees	12
Internal servicing cost	1
Distribution fees and shareholder servicing fees	185
Non-interested Trustees’ fees and expenses	5
Non-interested Trustees’ deferred compensation fees	26
Accrued expenses and other payables	94
Forward currency contracts	326
Total Liabilities	8,510
Net Assets	$1,338,359
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,023,433
Undistributed net investment income*	8,631
Undistributed net realized gain from investment and foreign currency transactions*	40,913
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	265,382
Total Net Assets	$1,338,359
Net Assets - Institutional Shares	$475,100
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,698
Net Asset Value Per Share	$30.26
Net Assets - Service Shares	$863,259
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,214
Net Asset Value Per Share	$31.72

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Statement of Operations

Janus Aspen
For the year ended December 31, 2013	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$13,107
Dividends	12,725
Dividends from affiliates	22
Fee income	1
Other Income	83
Foreign tax withheld	(92)
Total Investment Income	25,846
Expenses:
Advisory fees	5,803
Internal servicing expense - Institutional Shares	4
Internal servicing expense - Service Shares	4
Shareholder reports expense	66
Transfer agent fees and expenses	2
Registration fees	21
Custodian fees	21
Professional fees	70
Non-interested Trustees’ fees and expenses	22
Fund administration fees	106
Distribution fees and shareholder servicing fees - Service Shares	1,496
Other expenses	34
Total Expenses	7,649
Net Expenses after Waivers and Expense Offsets	7,649
Net Investment Income	18,197
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	40,111
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	133,018
Net Gain on Investments	173,129
Net Increase in Net Assets Resulting from Operations	$191,326

See Notes to Financial Statements.

18 | DECEMBER 31, 2013

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
For each year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$18,197	$22,073
Net realized gain from investment and foreign currency transactions	40,111	172,588
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	133,018	(25,233)
Net Increase in Net Assets Resulting from Operations	191,326	169,428
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(6,960)	(12,496)
Service Shares	(8,327)	(12,378)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(25,781)	(32,321)
Service Shares	(30,435)	(33,711)
Net Decrease from Dividends and Distributions to Shareholders	(71,503)	(90,906)
Capital Share Transactions:
Shares Sold
Institutional Shares	25,258	17,439
Service Shares	363,391	73,716
Reinvested Dividends and Distributions
Institutional Shares	32,741	44,817
Service Shares	38,762	46,089
Shares Repurchased
Institutional Shares(1)	(69,174)	(512,164)
Service Shares(1)	(102,853)	(424,662)
Net Increase/(Decrease) from Capital Share Transactions	288,125	(754,765)
Net Increase/(Decrease) in Net Assets	407,948	(676,243)
Net Assets:
Beginning of period	930,411	1,606,654
End of period	$1,338,359	$930,411

Undistributed Net Investment Income*	$8,631	$6,161

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	During the year ended December 31, 2012, Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $723,952,515 and $12,910,862, respectively, at the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series | 19

Financial Highlights

Institutional Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$27.17	$26.62	$28.30	$26.88	$22.90
Income from Investment Operations:
Net investment income	0.56	1.14	0.73	0.81	0.78
Net gain/(loss) on investments (both realized and unrealized)	4.67	2.30	(0.22)	1.39	4.91
Total from Investment Operations	5.23	3.44	0.51	2.20	5.69
Less Distributions:
Dividends (from net investment income)*	(0.45)	(0.80)	(0.69)	(0.78)	(0.75)
Distributions (from capital gains)*	(1.69)	(2.09)	(1.50)	–	(0.96)
Total Distributions	(2.14)	(2.89)	(2.19)	(0.78)	(1.71)
Net Asset Value, End of Period	$30.26	$27.17	$26.62	$28.30	$26.88
Total Return	20.11%	13.66%	1.60%	8.39%	25.89%
Net Assets, End of Period (in thousands)	$475,100	$435,689	$843,446	$955,585	$1,020,287
Average Net Assets for the Period (in thousands)	$455,356	$509,335	$906,725	$970,582	$946,559
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.58%	0.60%	0.57%	0.58%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.58%	0.60%	0.57%	0.58%	0.57%
Ratio of Net Investment Income to Average Net Assets	1.87%	2.23%	2.50%	2.74%	3.03%
Portfolio Turnover Rate	76%	77%	108%	90%	169%

Service Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$28.42	$27.74	$29.42	$27.93	$23.76
Income from Investment Operations:
Net investment income	0.58	0.57	0.66	0.71	0.73
Net gain/(loss) on investments (both realized and unrealized)	4.82	2.94	(0.20)	1.51	5.11
Total from Investment Operations	5.40	3.51	0.46	2.22	5.84
Less Distributions:
Dividends (from net investment income)*	(0.41)	(0.74)	(0.64)	(0.73)	(0.71)
Distributions (from capital gains)*	(1.69)	(2.09)	(1.50)	–	(0.96)
Total Distributions	(2.10)	(2.83)	(2.14)	(0.73)	(1.67)
Net Asset Value, End of Period	$31.72	$28.42	$27.74	$29.42	$27.93
Total Return	19.80%	13.37%	1.35%	8.12%	25.53%
Net Assets, End of Period (in thousands)	$863,259	$494,722	$763,208	$764,603	$666,112
Average Net Assets for the Period (in thousands)	$596,154	$533,254	$770,420	$705,784	$554,206
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.84%	0.85%	0.82%	0.83%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.84%	0.85%	0.82%	0.83%	0.82%
Ratio of Net Investment Income to Average Net Assets	1.62%	2.00%	2.25%	2.49%	2.77%
Portfolio Turnover Rate	76%	77%	108%	90%	169%

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

20 | DECEMBER 31, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy.

22 | DECEMBER 31, 2013

Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold a material amount of Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Balanced Portfolio	$21,140,223

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year. Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative

Janus Aspen Series | 23

Notes to Financial Statements (continued)

exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

24 | DECEMBER 31, 2013

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Balanced Portfolio
Foreign Exchange Contracts	Forward currency contracts	$326,063

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions

Janus Aspen Balanced Portfolio
Foreign Exchange Contracts	$(561,642)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Balanced Portfolio
Foreign Exchange Contracts	$(193,728)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not

Janus Aspen Series | 25

Notes to Financial Statements (continued)

succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio at year end.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation

26 | DECEMBER 31, 2013

interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and

Janus Aspen Series | 27

Notes to Financial Statements (continued)

liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$112,980	$–	$–	$112,980
HSBC Securities (USA), Inc.	49,205	–	–	49,205
JPMorgan Chase & Co.	99,343	–	–	99,343
RBC Capital Markets Corp.	64,535	–	–	64,535

Total	$326,063	$–	$–	$326,063

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral reduces the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

28 | DECEMBER 31, 2013

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

30 | DECEMBER 31, 2013

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Balanced Portfolio	$8,652,811	$36,994,900	$–	$–	$–	$(21,865)	$269,300,551

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Balanced Portfolio	$1,067,259,041	$271,416,977	$(2,116,426)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$22,565,797	$48,937,675	$–	$–

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$24,834,510	$66,071,061	$–	$–

6.	Capital Share Transactions

For the years ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	875	630
Reinvested dividends and distributions	1,196	1,745
Shares repurchased	(2,408)	(18,021)
Net Increase/(Decrease) in Portfolio Shares	(337)	(15,646)
Shares Outstanding, Beginning of Period	16,035	31,681
Shares Outstanding, End of Period	15,698	16,035

Janus Aspen Series | 31

Notes to Financial Statements (continued)

For the years ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Service Shares
Shares sold	11,870	2,562
Reinvested dividends and distributions	1,348	1,717
Shares repurchased	(3,414)	(14,382)
Net Increase/(Decrease) in Portfolio Shares	9,804	(10,103)
Shares Outstanding, Beginning of Period	17,410	27,513
Shares Outstanding, End of Period	27,214	17,410

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$529,156,709	$459,746,402	$488,703,648	$328,119,584

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

Janus Aspen Series | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

34 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

36 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

38 | DECEMBER 31, 2013

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

40 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series | 41

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

42 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 43

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

44 | DECEMBER 31, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

Janus Aspen Series | 45

Useful Information About Your Portfolio Report (unaudited) (continued)

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

46 | DECEMBER 31, 2013

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 47

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Capital Gain Distributions

Portfolio

Janus Aspen Balanced Portfolio	$48,937,675

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Balanced Portfolio	44%

48 | DECEMBER 31, 2013

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 49

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

50 | DECEMBER 31, 2013

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Aspen Series | 51

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

52 | DECEMBER 31, 2013

OFFICERS (continued)

		Term of Office* and	Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 53

Notes

54 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 55

Notes

56 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55425	109-02-81113 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Enterprise Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2013, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 32.38% and 32.04%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 35.74%.

INVESTMENT ENVIRONMENT

Mid-cap equities enjoyed a significant climb during the year, driven by an economic recovery in the U.S. and signs of a recovery in Europe. While equities rose higher during the period, the market also experienced bouts of volatility due to concerns the Federal Reserve (Fed) might taper its quantitative easing program. However, markets responded favorably in late December when the Fed’s announcement about tapering was more gradual than many expected.

PERFORMANCE DISCUSSION

The Portfolio had significant gains this year, but underperformed its benchmark, the Russell Midcap Growth Index. Given the companies we tend to emphasize in the Portfolio, our relative performance was in line with our expectations. Our Portfolio tends to emphasize companies with more predictable business models, recurring revenue streams and strong competitive positioning that can allow the companies to take market share and experience sustainable, long-term growth. We believe this focus should help the Portfolio outperform when markets are down and drive relative outperformance over full market cycles. In sharp rising markets like the one experienced this year, we would still expect our companies to put up positive results (and we generally saw that play out during the period), but we would not always expect to keep up with the benchmark in that type of market environment.

Our stock selection in the industrials sector was a large detractor from relative performance this year. Within the sector, we tend to focus on business services, industrial distributors and non-asset based transportation companies. These companies tend to have higher returns on invested capital, and should produce more steady revenue over the long term, in our view. But as the economy rebounded this year, those stocks did not enjoy as strong a rebound as more economically sensitive industrial companies. C.H. Robinson Worldwide was our largest detractor within the sector. The stock fell in part due to concerns about competitive pressure leading to lower prices for its truck freight forwarding business. Our long-term view, however, is that C.H. Robinson has the lowest cost structure among its competitors, which will allow it to better withstand lower prices.

In addition to our industrials holdings, a couple of other holdings were large detractors from performance. Li & Fung was our largest detractor. We continue to like the long-term outlook for the company, which we believe has an incredibly unique business model. Li & Fung’s main business line, its sourcing business, links a fragmented retail industry with a fragmented network of factories across the globe. Linking these two fragmented industries requires tremendous scale, which we believe is an important competitive advantage for Li & Fung. With a wider network of factories, we believe Li & Fung can help retailers find the best factories to procure their goods within the right price range, according to the right specifications and within the right time frame. Retailers generally cannot align those needs with factories on their own.

Potash Corporation of Saskatchewan was also a leading detractor. Potash stocks fell in the third quarter, after a breakup of a marketing consortium of potash suppliers in Belarus and Russia created fear that pricing dynamics for the industry could break down, affecting all potash companies. Over the long term, we think market participants will act rationally and there will not be downward pressure on potash prices. We also think long-term demand for potash will increase. Potash is a key ingredient in fertilizer and more potash will be needed as it starts being used more frequently in emerging market crops.

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

While the aforementioned stocks negatively impacted performance, we would highlight that it has been a good year for most companies we own. Several health care companies were among our top performers. Celgene was up 114% and was our largest contributor. During the year, a global study pointed to the benefits of using Celgene’s drug Revlimid as a first-line treatment for multiple myeloma. Currently, the drug is only approved as a second-line treatment for the disease, and using Revlimid earlier in the treatment cycle could meaningfully expand its addressable market, especially outside the United States. Other drugs in Celgene’s pipeline also offer promising potential. We think the company is in the early stages of a major new product cycle, with other potential meaningful contributors including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. The stock rose as management has explained to the market that multiyear growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Athenahealth was another top contributor from the health care sector. The company is a large holding in our Portfolio because we believe it is significantly transforming the utilization of information in health care. Athenahealth helps physician groups become more efficient by providing technology solutions around practice management, electronic recordkeeping and care-coordination services. As more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand. The stock rose significantly this year as the company signed a number of deals that add large groups of health care providers to its customer base, further validating the value athenahealth provides to the industry.

Outside the health care sector, VistaPrint was our largest contributor. The company designs and produces marketing collateral for small businesses and consumers. The company uses its scale and high-volume printing presses to manage and produce small-volume printing orders from a wide range of small businesses and consumers. The ability to produce these small orders profitably requires tremendous scale, which gives VistaPrint a competitive advantage, in our view. A few years ago, the stock fell when the company announced it would enter a reinvestment cycle that would cut margins in the near term, but allow the company to grow its business over a multiyear period. We added to the position at the time, and we believe we are seeing evidence that VistaPrint is translating its business plan into revenue growth.

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

The economy has shown signs of strengthening, but many of the positives about the economy are already reflected in stock prices. We’ve experienced back-to-back years of strong returns in equity markets, and for many companies, earnings growth has not kept up with stock-price appreciation. After multiple expansion for most stocks, we believe the mix between more risky, potentially overvalued stocks and those that still offer more reward is more balanced than a year ago. As we head toward what we believe are the later phases of a bull market, we feel positive about the positioning of our Portfolio. Going forward, we believe individual companies will need to put up reasonable earnings growth for further stock appreciation, and we believe this favors the types of high-quality, durable growth companies we seek to invest in.

We also like how the Portfolio is positioned as we likely experience higher interest rates. We focus on companies with high return on invested capital. In a rising rate environment, we feel these companies are in a favorable position because rising rates will have less impact on their ability to carry out long-term growth initiatives and business plans than they will have for a number of mid-cap companies with more speculative business models that have previously had easy access to cheap funding.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

2 | DECEMBER 31, 2013

(unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	1.49%
athenahealth, Inc.	1.45%
VistaPrint N.V. (U.S. Shares)	1.44%
Incyte Corp., Ltd.	1.40%
HEICO Corp. – Class A	1.33%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–0.56%
Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	–0.31%
C.H. Robinson Worldwide, Inc.	–0.09%
Teradata Corp.	–0.07%
Coty, Inc. – Class A	0.00%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	2.70%	19.00%	13.07%
Information Technology	1.81%	32.15%	16.37%
Financials	1.10%	5.43%	8.21%
Utilities	0.03%	0.00%	0.71%
Materials	–0.20%	2.16%	6.09%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–2.85%	6.58%	24.96%
Industrials	–2.00%	24.84%	15.01%
Energy	–1.44%	4.72%	5.87%
Other**	–0.87%	2.04%	0.00%
Telecommunication Services	–0.45%	2.38%	1.65%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Solera Holdings, Inc. Software	3.1%
Verisk Analytics, Inc. – Class A Professional Services	2.9%
Dresser-Rand Group, Inc. Energy Equipment & Services	2.9%
Varian Medical Systems, Inc. Health Care Equipment & Supplies	2.8%
VistaPrint N.V. (U.S. Shares) Internet Software & Services	2.6%

14.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

4 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	32.38%	22.78%	11.43%	10.54%	0.69%

Janus Aspen Enterprise Portfolio – Service Shares	32.04%	22.46%	11.15%	10.26%	0.94%

Russell Midcap® Growth Index	35.74%	23.37%	9.77%	9.68%

Morningstar Quartile – Institutional Shares	3rd	1st	1st	2nd

Morningstar Ranking – based on total returns for Mid-Cap Growth Funds	496/736	135/678	46/600	77/224

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,176.10	$3.78	$1,000.00	$1,021.73	$3.52	0.69%

Service Shares	$1,000.00	$1,174.40	$5.15	$1,000.00	$1,020.47	$4.79	0.94%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2013

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2013

Shares		Value

Common Stock – 99.1%
Aerospace & Defense – 5.7%
405,632	HEICO Corp. – Class A	$17,085,220
42,243	Precision Castparts Corp.	11,376,040
60,175	TransDigm Group, Inc.	9,689,378
		38,150,638
Air Freight & Logistics – 2.7%
135,294	C.H. Robinson Worldwide, Inc.	7,893,052
227,666	Expeditors International of Washington, Inc.	10,074,220
		17,967,272
Airlines – 1.3%
186,797	Ryanair Holdings PLC (ADR)**	8,766,383
Biotechnology – 4.8%
78,340	Celgene Corp.*	13,236,327
213,575	Incyte Corp., Ltd.*	10,813,302
82,745	Medivation, Inc.*	5,280,786
85,973	NPS Pharmaceuticals, Inc.*	2,610,140
		31,940,555
Capital Markets – 2.8%
249,996	LPL Financial Holdings, Inc.	11,757,312
84,730	T. Rowe Price Group, Inc.	7,097,832
		18,855,144
Chemicals – 1.2%
249,420	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)**	8,220,883
Commercial Services & Supplies – 0.7%
197,076	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)**	4,518,953
Communications Equipment – 1.1%
103,820	Motorola Solutions, Inc.	7,007,850
Computers & Peripherals – 0.4%
4,871	Apple, Inc.	2,733,167
Containers & Packaging – 0.6%
81,066	Ball Corp.	4,187,870
Diversified Financial Services – 2.0%
311,413	MSCI, Inc.*	13,614,976
Electrical Equipment – 4.1%
76,108	AMETEK, Inc.	4,008,608
45,537	Roper Industries, Inc.	6,315,071
440,207	Sensata Technologies Holding N.V.*	17,066,826
		27,390,505
Electronic Equipment, Instruments & Components – 5.5%
142,446	Amphenol Corp. – Class A	12,703,334
638,200	Flextronics International, Ltd.*	4,958,814
102,861	National Instruments Corp.	3,293,609
287,267	TE Connectivity, Ltd. (U.S. Shares)	15,831,285
		36,787,042
Energy Equipment & Services – 2.9%
321,355	Dresser-Rand Group, Inc.*	19,162,399
Food Products – 0.6%
46,066	Mead Johnson Nutrition Co.	3,858,488
Health Care Equipment & Supplies – 4.8%
48,578	IDEXX Laboratories, Inc.*	5,167,242
279,193	Masimo Corp.	8,160,812
238,970	Varian Medical Systems, Inc.*	18,565,579
		31,893,633
Health Care Providers & Services – 2.1%
104,928	Henry Schein, Inc.*	11,989,073
52,818	Premier, Inc. – Class A*	1,941,590
		13,930,663
Health Care Technology – 2.2%
110,311	athenahealth, Inc.*	14,836,829
Hotels, Restaurants & Leisure – 0.4%
56,194	Dunkin’ Brands Group, Inc.	2,708,551
Information Technology Services – 8.3%
377,514	Amdocs, Ltd. (U.S. Shares)	15,568,678
127,118	Fidelity National Information Services, Inc.	6,823,694
130,561	Gartner, Inc.*	9,276,359
68,413	Global Payments, Inc.	4,446,161
156,635	Jack Henry & Associates, Inc.	9,274,358
137,431	Teradata Corp.*	6,251,736
40,333	WEX, Inc.*	3,994,177
		55,635,163
Insurance – 1.0%
78,153	Aon PLC	6,556,255
Internet Software & Services – 3.3%
14,299	CoStar Group, Inc.*	2,639,309
309,280	VistaPrint N.V. (U.S. Shares)*	17,582,568
69,350	Youku Tudou, Inc. (ADR)*	2,101,305
		22,323,182
Life Sciences Tools & Services – 4.9%
85,073	Life Technologies Corp.*	6,448,533
18,680	Mettler-Toledo International, Inc.*	4,531,581
110,580	PerkinElmer, Inc.	4,559,213
60,786	Techne Corp.	5,754,611
42,376	Thermo Fisher Scientific, Inc.	4,718,568
68,245	Waters Corp.*	6,824,500
		32,837,006
Machinery – 1.9%
108,901	Colfax Corp.*	6,935,904
78,688	Wabtec Corp.	5,844,158
		12,780,062
Media – 2.7%
69,050	Discovery Communications, Inc. – Class C*	5,790,533
77,177	Lamar Advertising Co. – Class A*	4,032,498
110,071	Omnicom Group, Inc.	8,185,981
		18,009,012
Oil, Gas & Consumable Fuels – 1.2%
189,480	World Fuel Services Corp.	8,177,957
Pharmaceuticals – 0.4%
39,197	Endo Health Solutions, Inc.*	2,644,230
Professional Services – 2.9%
296,841	Verisk Analytics, Inc. – Class A*,**	19,508,390
Road & Rail – 2.1%
46,260	Canadian Pacific Railway, Ltd. (U.S. Shares)**	7,000,063
123,453	Landstar System, Inc.	7,092,375
		14,092,438
Semiconductor & Semiconductor Equipment – 6.8%
1,270,630	Atmel Corp.*	9,949,033
187,776	KLA-Tencor Corp.	12,104,041

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2013

Shares		Value

Semiconductor & Semiconductor Equipment – (continued)
1,316,106	ON Semiconductor Corp.*	$10,844,713
265,614	Xilinx, Inc.	12,196,995
		45,094,782
Software – 7.9%
646,871	Cadence Design Systems, Inc.*	9,069,131
29,579	FactSet Research Systems, Inc.	3,211,688
131,419	Intuit, Inc.	10,029,898
110,280	NICE Systems, Ltd. (ADR)	4,517,069
295,041	Solera Holdings, Inc.	20,877,101
119,233	SS&C Technologies Holdings, Inc.*	5,277,253
		52,982,140
Specialty Retail – 0.6%
61,998	L Brands, Inc.	3,834,576
Textiles, Apparel & Luxury Goods – 4.4%
55,545	Carter’s, Inc.	3,987,576
150,334	Gildan Activewear, Inc.**	8,014,306
7,049,720	Li & Fung, Ltd.	9,091,720
241,124	Wolverine World Wide, Inc.	8,188,571
		29,282,173
Trading Companies & Distributors – 2.8%
82,537	Fastenal Co.	3,921,333
94,045	MSC Industrial Direct Co., Inc. – Class A	7,605,419
27,653	W.W. Grainger, Inc.	7,063,129
		18,589,881
Wireless Telecommunication Services – 2.0%
178,099	Crown Castle International Corp.*	13,077,810

Total Common Stock (cost $371,893,754)		661,956,858

Money Market – 0.9%
5,999,739	Janus Cash Liquidity Fund LLC, 0%£ (cost $5,999,739)	5,999,739

Total Investments (total cost $377,893,493) – 100.0%		667,956,597

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(237,729)

Net Assets – 100%		$667,718,868

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$27,754,205	4.1%
China	2,101,305	0.3%
Hong Kong	9,091,720	1.4%
Ireland	8,766,383	1.3%
Israel	4,517,069	0.7%
United States††	615,725,915	92.2%

Total	$667,956,597	100.0%

††	Includes Cash Equivalents of 0.9%.

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse International:
Canadian Dollar 1/9/14	6,500,000	$6,118,964	$109,536
Euro 1/9/14	1,450,000	1,994,602	(32,101)

		8,113,566	77,435

HSBC Securities (USA), Inc.:
Canadian Dollar 1/16/14	530,000	498,837	(2,085)
Euro 1/16/14	1,720,000	2,366,002	(6,420)

		2,864,839	(8,505)

JPMorgan Chase & Co.: Euro 1/23/14	1,535,000	2,111,512	(3,789)

RBC Capital Markets Corp.: Euro 1/16/14	1,340,000	1,843,281	1,487

Total		$14,933,198	$66,628

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$47,035,788

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Enterprise Portfolio
Janus Cash Liquidity Fund LLC	89,259,142	$89,259,142	(95,870,000)	$(95,870,000)	$–	$13,180	$5,999,739

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio
Common Stock	$661,956,858	$–	$–

Money Market	–	5,999,739	–

Total Investments in Securities	$661,956,858	$5,999,739	$–

Other Financial Instruments(a)- Assets:
Forward Currency Contracts	$–	$111,023	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$44,395	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2013	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$377,893
Unaffiliated investments at value	$661,957
Affiliated investments at value	6,000
Cash	1
Receivables:
Closed foreign currency contracts	1
Portfolio shares sold	156
Dividends	438
Non-interested Trustees’ deferred compensation	13
Other assets	7
Forward currency contracts	111
Total Assets	668,684
Liabilities:
Payables:
Investments purchased	2
Portfolio shares repurchased	408
Advisory fees	367
Fund administration fees	6
Internal servicing cost	–
Distribution fees and shareholder servicing fees	56
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	13
Accrued expenses and other payables	66
Forward currency contracts	44
Total Liabilities	965
Net Assets	$667,719
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$331,148
Undistributed net investment income*	717
Undistributed net realized gain from investment and foreign currency transactions*	45,722
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	290,132
Total Net Assets	$667,719
Net Assets - Institutional Shares	$407,049
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,904
Net Asset Value Per Share	$58.96
Net Assets - Service Shares	$260,670
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,589
Net Asset Value Per Share	$56.80

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

10 | DECEMBER 31, 2013

Statement of Operations

Janus Aspen
For the year ended December 31, 2013	Enterprise
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$5,954
Dividends from affiliates	13
Other Income	–
Foreign tax withheld	(87)
Total Investment Income	5,880
Expenses:
Advisory fees	3,908
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	2
Shareholder reports expense	81
Transfer agent fees and expenses	1
Registration fees	26
Custodian fees	18
Professional fees	37
Non-interested Trustees’ fees and expenses	16
Fund administration fees	61
Distribution fees and shareholder servicing fees - Service Shares	589
Other expenses	34
Total Expenses	4,776
Net Expenses after Waivers and Expense Offsets	4,776
Net Investment Income	1,104
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	57,080
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	111,693
Net Gain on Investments	168,773
Net Increase in Net Assets Resulting from Operations	$169,877

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
For each year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$1,104	$2,348
Net realized gain from investment and foreign currency transactions	57,080	56,095
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	111,693	26,793
Net Increase in Net Assets Resulting from Operations	169,877	85,236
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,886)	–
Service Shares	(856)	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(2,742)	–
Capital Share Transactions:
Shares Sold
Institutional Shares	22,797	18,805
Service Shares	36,588	44,824
Reinvested Dividends and Distributions
Institutional Shares	1,886	–
Service Shares	856	–
Shares Repurchased
Institutional Shares	(62,152)	(64,792)
Service Shares	(54,061)	(53,285)
Net Decrease from Capital Share Transactions	(54,086)	(54,448)
Net Increase in Net Assets	113,049	30,788
Net Assets:
Beginning of period	554,670	523,882
End of period	$667,719	$554,670

Undistributed Net Investment Income*	$717	$2,355

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Financial Highlights

Institutional Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$44.77	$38.17	$38.72	$30.79	$21.26
Income from Investment Operations:
Net investment income	0.22	0.30	0.10	0.09	0.05
Net gain/(loss) on investments (both realized and unrealized)	14.23	6.30	(0.65)	7.86	9.48
Total from Investment Operations	14.45	6.60	(0.55)	7.95	9.53
Less Distributions:
Dividends (from net investment income)*	(0.26)	–	–	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.26)	–	–	(0.02)	–
Net Asset Value, End of Period	$58.96	$44.77	$38.17	$38.72	$30.79
Total Return	32.38%	17.29%	(1.42)%	25.85%	44.83%
Net Assets, End of Period (in thousands)	$407,049	$341,699	$333,094	$394,500	$371,092
Average Net Assets for the Period (in thousands)	$373,893	$344,014	$367,307	$359,669	$311,752
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.69%	0.69%	0.68%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.69%	0.69%	0.68%	0.68%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.28%	0.52%	(0.17)%	(0.01)%	0.02%
Portfolio Turnover Rate	15%	15%	15%	24%	36%

Service Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$43.18	$36.91	$37.53	$29.90	$20.70
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.09	(0.17)	(0.10)	(0.09)
Net gain/(loss) on investments (both realized and unrealized)	13.83	6.18	(0.45)	7.73	9.29
Total from Investment Operations	13.80	6.27	(0.62)	7.63	9.20
Less Distributions:
Dividends (from net investment income)*	(0.18)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.18)	–	–	–	–
Net Asset Value, End of Period	$56.80	$43.18	$36.91	$37.53	$29.90
Total Return	32.04%	16.99%	(1.65)%	25.52%	44.44%
Net Assets, End of Period (in thousands)	$260,670	$212,971	$190,788	$243,756	$221,824
Average Net Assets for the Period (in thousands)	$234,925	$206,153	$223,285	$220,145	$196,683
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.94%	0.94%	0.93%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.94%	0.94%	0.93%	0.93%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.03%	0.28%	(0.41)%	(0.26)%	(0.25)%
Portfolio Turnover Rate	15%	15%	15%	24%	36%

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

14 | DECEMBER 31, 2013

may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American

Janus Aspen Series | 15

Notes to Financial Statements (continued)

Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold any Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out
of Level 2 to
Portfolio	Level 1

Janus Aspen Enterprise Portfolio	$20,734,863

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year. Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek

16 | DECEMBER 31, 2013

to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

Janus Aspen Series | 17

Notes to Financial Statements (continued)

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Enterprise Portfolio
Foreign Exchange Contracts	Forward currency contracts	$111,023	Forward currency contracts	$44,395

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions

Janus Aspen Enterprise Portfolio
Foreign Exchange Contracts	$(301,389)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Enterprise Portfolio
Foreign Exchange Contracts	$192,753

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment

18 | DECEMBER 31, 2013

advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Janus Aspen Series | 19

Notes to Financial Statements (continued)

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the
Counterparty	Gross Amounts of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$109,536	$(32,101)	$–	$77,435
RBC Capital Markets Corp.	1,487	–	–	1,487

Total	$111,023	$(32,101)	$–	$78,922

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts Offset in the
Counterparty	Gross Amounts of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$32,101	$(32,101)	$–	$–
HSBC Securities (USA), Inc.	8,505	–	–	8,505
JPMorgan Chase & Co.	3,789	–	–	3,789

Total	$44,395	$(32,101)	$–	$12,294

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral reduces the risk of loss.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one

20 | DECEMBER 31, 2013

or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Enterprise Portfolio	$730,498	$45,995,444	$–	$–	$–	$(11,132)	$289,855,895

Janus Aspen Series | 21

Notes to Financial Statements (continued)

During the year ended December 31, 2013, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Enterprise Portfolio	$11,277,505

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Enterprise Portfolio	$378,100,702	$292,764,802	$(2,908,907)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio	$2,741,391	$–	$–	$–

6.	Capital Share Transactions

For each year ended December 31	Janus Aspen Enterprise Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	444	446
Reinvested dividends and distributions	37	–
Shares repurchased	(1,210)	(1,540)
Net Increase/(Decrease) in Portfolio Shares	(729)	(1,094)
Shares Outstanding, Beginning of Period	7,633	8,727
Shares Outstanding, End of Period	6,904	7,633
Transactions in Portfolio Shares – Service Shares
Shares sold	736	1,076
Reinvested dividends and distributions	18	–
Shares repurchased	(1,097)	(1,313)
Net Increase/(Decrease) in Portfolio Shares	(343)	(237)
Shares Outstanding, Beginning of Period	4,932	5,169
Shares Outstanding, End of Period	4,589	4,932

22 | DECEMBER 31, 2013

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$92,067,531	$135,586,560	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Enterprise Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

24 | DECEMBER 31, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

26 | DECEMBER 31, 2013

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

30 | DECEMBER 31, 2013

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

32 | DECEMBER 31, 2013

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

34 | DECEMBER 31, 2013

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

36 | DECEMBER 31, 2013

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | DECEMBER 31, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Enterprise Portfolio	100%

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

40 | DECEMBER 31, 2013

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

42 | DECEMBER 31, 2013

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Aspen Enterprise Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55331	109-02-81116 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the 12-month period ended December 31, 2013, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned -0.14% and -0.32%, respectively, compared with -2.02% for the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Credit spreads tightened in 2013, supported by global central banks’ continued accommodative monetary policy, signs of global economic improvement, and progress on resolving fiscal issues in the U.S., Europe and Japan. Longer-term Treasury rates rose as improving U.S. economic data encouraged speculation that the Federal Reserve (Fed) would begin to taper its quantitative-easing (QE) program; in December, the Fed confirmed that it would do so beginning in January 2014. Nevertheless, the central bank reiterated its commitment to keeping short-term interest rates low and continuing accommodative monetary policy until the economy was on stronger footing, which lent confidence to risk-asset markets, including corporate credit.

PERFORMANCE DISCUSSION

Security selection and an overweight to corporate credit drove Portfolio outperformance compared with the benchmark, the Barclays U.S. Aggregate Bond Index, in 2013. From an industry sector standpoint, top credit contributors included wireline communications, non-captive diversified financial and banking names. Sector detractors were led by consumer services, property and casualty insurers, and restaurants.

Individual credit contributors were led by telecommunications company Verizon. We invested in Verizon’s record-breaking $49 billion corporate bond issuance in September. It debuted to robust demand, and credit spreads continued to tighten through the end of the year.

Oil and gas producer Chesapeake Energy also contributed. Since the retirement of its former CEO, Aubrey McClendon, in April 2013, Chesapeake’s management team has shown spending discipline and a commitment to developing assets it already owns (as opposed to acquiring more acreage). This was reassuring to credit markets. Non-Executive Chairman of the Board Archie Dunham also has stated that the board wants Chesapeake to become an investment-grade company by paying down debt.

Financial services company CIT Group also contributed. We added to our position in CIT Group amid weakness over the summer, during a broad market sell-off that enhanced valuations, in our opinion. This is a liquid name that bounced back strongly later in the year.

Individual credit detractors were led by ADT Corp. The home security monitoring company underperformed after its management team abruptly chose to give up ADT’s investment-grade ratings by pursuing a policy of returning cash to shareholders in the form of debt-funded dividends, which took balance sheet leverage higher. We sold the credit during the period.

Food company Kraft Foods detracted. We held longer-duration securities compared with the index, which were negatively affected by the sharp rise in longer-term interest rates in May and June. Credit spreads also were relatively tight following the credit’s strong performance to that date. We sold our Kraft holdings during the period.

Brinker International, which owns the Chili’s Grill & Bar and Maggiano’s Little Italy restaurant chains, also detracted. Industry trends were challenging for casual-dining restaurants in the latter half of 2013, as consumers seemed to be buying big-ticket items, such as cars or appliances, instead of dining out. However, we like the company’s strong free cash flow and conservative balance sheet, and believe dining trends will pick up as the economy improves.

Meanwhile, security selection in mortgage-backed securities (MBS) was beneficial, particularly our

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

preference for prepayment-resistant, higher-coupon MBS. We have sought to avoid the lower-coupon MBS that the Fed has been buying, which provided some buffer against the volatility surrounding Fed tapering during 2013. The Portfolio’s underweight to MBS also contributed to positive relative performance versus the benchmark. Given the market’s relatively rich valuations, we have been gradually reducing our MBS exposure as we wait to see how rapidly the Fed continues to taper QE and how the market deals with rising rates and regulatory uncertainty.

While the Portfolio’s Treasury yield curve positioning detracted on a relative basis, this was countered by our underweight to Treasurys, making our Treasury holdings a net contributor to positive performance.

OUTLOOK

We believe a key theme for 2014 is caution, as fixed income markets will transition to a more normalized interest rate environment and adjust for new policy. We believe growth in developed markets is likely to accelerate in 2014, as the global economy enters a new stage of increased capital expenditure and hiring.

The Fed has announced it will taper quantitative easing by $10 billion per month beginning in January, and we believe there will be additional tapering as 2014 progresses. The greatest focus for fixed-income investors in the coming year will be interest rates and the shape of the yield curve. Market consensus is that longer-term interest rates will move higher, and we share that view. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen. The risk to our views remains a very benign global inflation outlook.

As we enter the late stages of the credit cycle, with credit spreads over Treasury yields exceedingly tight, security selection remains important. As the economy improves, corporate management teams should be in a good position to take on more risk. They have significantly deleveraged their balance sheets and capital structures over the last four years and put themselves in a much better position to take advantage of an improving economy.

However, we already are beginning to see the re-emergence of shareholder-friendly activity, such as stock buybacks, increased dividends, mergers and acquisitions. These actions tend to be bad for bondholders. As much as we expect credit security selection to drive performance over the coming year, knowing which securities not to own may be just as important. While keeping a close eye on the interest rate cycle, we will be focused on companies that are transforming and improving their balance sheets. On behalf of every member of our investment team, thank you for your investment in Janus Aspen Flexible Bond Portfolio. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

2 | DECEMBER 31, 2013

(unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
December 31, 2013

Weighted Average Maturity	8.0 Years
Average Effective Duration*	5.0 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	2.62%
With Reimbursement	2.67%
Service Shares
Without Reimbursement	2.38%
With Reimbursement	2.42%
Number of Bonds/Notes	345

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Fixed Income Securities)
December 31, 2013

AAA	0.5%
AA	41.0%
A	6.4%
BBB	32.4%
BB	15.3%
B	1.7%
CCC	0.2%
Other	2.5%

†	Bond ratings provided by Standard & Poor’s (S&P). Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2013

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	–0.14%	7.14%	5.88%	7.05%	0.57%	0.55%

Janus Aspen Flexible Bond Portfolio – Service Shares	–0.32%	6.88%	5.61%	6.82%	0.82%	0.80%

Barclays U.S. Aggregate Bond Index	–2.02%	4.44%	4.55%	5.63%

Morningstar Quartile – Institutional Shares	1st	2nd	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	160/1,105	309/961	40/865	4/440

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2014.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

4 | DECEMBER 31, 2013

(unaudited)

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,014.20	$2.79	$1,000.00	$1,022.43	$2.80	0.55%

Service Shares	$1,000.00	$1,013.80	$4.06	$1,000.00	$1,021.17	$4.08	0.80%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.6%
$800,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$828,610
1,271,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	1,281,856
411,000	AmeriCredit Automobile Receivables Trust 3.3100%, 10/8/19	416,765
1,152,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A)	1,043,627
894,328	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	895,821
650,000	Boca Hotel Portfolio Trust 3.2166%, 8/15/26 (144A),‡	650,779
477,000	Commercial Mortgage Pass Through Certificates 3.3674%, 10/13/28 (144A),‡	477,942
572,000	Commercial Mortgage Pass Through Certificates 3.4244%, 3/10/31 (144A)	543,872
289,000	Commercial Mortgage Trust 5.6500%, 12/10/49	301,241
2,132,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	2,336,092
1,575,956	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	1,341,138
1,121,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	975,443
1,045,000	GS Mortgage Securities Corp. II 2.7679%, 11/8/29 (144A),‡	1,038,553
483,000	GS Mortgage Securities Corp. II 3.7679%, 11/8/29 (144A),‡	481,316
524,000	GS Mortgage Securities Corp. Trust 3.6490%, 1/10/18 (144A),‡	515,582
538,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	528,969
792,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	792,646
510,384	JPMorgan Chase Commercial Mortgage Securities Corp. 3.9166%, 8/15/29 (144A),‡	515,738
800,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.1566%, 4/15/30 (144A),‡	796,482
380,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9066%, 4/15/30 (144A),‡	378,640
869,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	917,010
546,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	547,658
566,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	582,720
1,931,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	2,077,742
964,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	1,049,590

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $21,444,458)		21,315,832

Bank Loans and Mezzanine Loans – 1.1%
Basic Industry – 0.2%
1,001,171	FMG Resources August 2006 Pty, Ltd. 4.2500%, 6/28/19‡	1,013,375
Communications – 0.3%
1,211,000	Tribune Co. 0%, 12/27/20(a),‡	1,203,432
Consumer Cyclical – 0.4%
1,881,990	MGM Resorts International 3.5000%, 12/20/19‡	1,885,528
Consumer Non-Cyclical – 0.2%
930,693	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	929,530

Total Bank Loans and Mezzanine Loans (cost $5,006,843)		5,031,865

Corporate Bonds – 52.3%
Banking – 6.3%
1,145,000	American Express Co. 6.8000%, 9/1/66‡	1,219,998
230,000	Bank of America Corp. 4.5000%, 4/1/15	240,620
1,299,000	Bank of America Corp. 1.5000%, 10/9/15	1,312,080
1,589,000	Bank of America Corp. 3.7500%, 7/12/16	1,689,293
2,294,000	Bank of America Corp. 8.0000%, 7/30/99‡	2,541,752
652,000	Citigroup, Inc. 5.0000%, 9/15/14	670,572
1,538,000	Citigroup, Inc. 5.9000%, 12/29/49	1,438,030
197,000	Citigroup, Inc. 5.3500%, 11/15/99‡	172,966
655,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	721,769
1,474,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	1,479,603
967,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	1,043,616
922,000	Morgan Stanley 4.0000%, 7/24/15	962,700
3,034,000	Morgan Stanley 3.4500%, 11/2/15	3,158,109
556,000	Morgan Stanley 4.7500%, 3/22/17	606,773
2,786,000	Morgan Stanley 5.0000%, 11/24/25	2,794,330
314,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	321,146
2,126,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	2,143,212
1,004,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	1,011,149
1,213,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	1,217,512
1,264,000	SVB Financial Group 5.3750%, 9/15/20	1,392,034

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Banking – (continued)
$844,000	Zions Bancorp 4.5000%, 3/27/17	$893,648
2,277,000	Zions Bancorp 5.8000%, 12/15/99‡	2,072,070
		29,102,982
Basic Industry – 2.8%
840,000	ArcelorMittal 5.0000%, 2/25/17	900,900
880,000	Ashland, Inc. 3.8750%, 4/15/18	891,000
887,000	Ashland, Inc. 4.7500%, 8/15/22	842,650
1,216,000	Ashland, Inc. 6.8750%, 5/15/43	1,149,120
595,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	617,313
1,076,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	1,207,810
1,927,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	2,140,167
669,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	738,830
246,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	269,750
577,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	635,579
2,646,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	2,950,290
625,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	613,074
		12,956,483
Brokerage – 2.7%
1,147,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,270,303
1,048,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	999,163
598,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	635,375
193,000	Lazard Group LLC 6.8500%, 6/15/17	217,608
1,561,000	Lazard Group LLC 4.2500%, 11/14/20	1,557,613
2,195,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	2,304,750
1,475,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	1,519,250
3,393,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,559,508
463,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	534,449
		12,598,019
Capital Goods – 1.7%
953,000	CNH Capital LLC 3.6250%, 4/15/18	966,104
966,000	Exelis, Inc. 4.2500%, 10/1/16	1,020,166
417,000	Exelis, Inc. 5.5500%, 10/1/21	419,417
1,365,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,423,526
938,000	Hanson, Ltd. 6.1250%, 8/15/16	1,029,455
1,433,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	1,399,627
322,000	Interface, Inc. 7.6250%, 12/1/18	346,150
181,000	Timken Co. 6.0000%, 9/15/14	187,445
825,000	TransDigm, Inc. 7.7500%, 12/15/18	884,812
262,000	Vulcan Materials Co. 7.0000%, 6/15/18	298,025
		7,974,727
Communications – 3.5%
138,000	Gannett Co., Inc. 6.3750%, 9/1/15	148,005
867,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	882,438
632,000	Sprint Capital Corp. 6.9000%, 5/1/19	690,460
1,369,000	Sprint Communications, Inc. 7.0000%, 8/15/20	1,481,943
1,318,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,370,213
1,836,000	Verizon Communications, Inc. 3.6500%, 9/14/18	1,943,523
5,075,000	Verizon Communications, Inc.** 5.1500%, 9/15/23	5,448,987
2,370,000	Verizon Communications, Inc. 6.4000%, 9/15/33	2,725,787
1,185,000	Verizon Communications, Inc. 6.5500%, 9/15/43	1,386,401
		16,077,757
Consumer Cyclical – 6.6%
2,966,000	ADT Corp. 4.1250%, 6/15/23	2,632,361
2,494,000	Brinker International, Inc. 3.8750%, 5/15/23	2,245,136
376,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	398,485
1,109,000	CVS Caremark Corp. 2.2500%, 12/5/18	1,108,676
1,386,000	CVS Caremark Corp. 4.0000%, 12/5/23	1,383,067
530,000	D.R. Horton, Inc. 4.7500%, 5/15/17	560,475
743,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	772,213
836,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	968,450
942,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	1,049,302
2,670,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	3,027,003
1,735,000	Ford Motor Credit Co. LLC 4.2500%, 9/20/22	1,742,974

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Consumer Cyclical – (continued)
$1,191,000	General Motors Co. 3.5000%, 10/2/18 (144A)	$1,217,798
3,900,000	General Motors Co. 4.8750%, 10/2/23 (144A)	3,948,750
1,640,000	General Motors Co. 6.2500%, 10/2/43 (144A)	1,703,550
677,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	677,000
919,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	874,199
238,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	241,431
469,000	Jaguar Land Rover Automotive PLC 5.6250%, 2/1/23 (144A)	469,000
390,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	404,893
375,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	420,629
516,000	MGM Resorts International 6.6250%, 7/15/15	553,410
673,000	MGM Resorts International 7.5000%, 6/1/16	753,760
544,000	MGM Resorts International 8.6250%, 2/1/19	637,840
846,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,010,253
442,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	449,735
371,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	383,985
254,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	235,585
788,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	738,750
		30,608,710
Consumer Non-Cyclical – 5.0%
1,206,000	AbbVie, Inc. 1.7500%, 11/6/17	1,203,934
1,198,000	Actavis, Inc. 1.8750%, 10/1/17	1,185,506
223,000	Constellation Brands, Inc. 3.7500%, 5/1/21	209,620
761,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	802,855
1,840,000	Life Technologies Corp. 6.0000%, 3/1/20	2,114,199
325,000	Life Technologies Corp. 5.0000%, 1/15/21	351,875
290,000	Perrigo Co., Ltd. 2.3000%, 11/8/18 (144A)	286,238
870,000	Perrigo Co., Ltd. 4.0000%, 11/15/23 (144A)	853,553
1,521,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A)	1,518,612
390,000	Safeway, Inc. 3.9500%, 8/15/20	389,857
1,811,000	Safeway, Inc. 4.7500%, 12/1/21	1,818,545
383,000	Sun Merger Sub, Inc. 5.2500%, 8/1/18 (144A)	401,192
324,000	Thermo Fisher Scientific, Inc. 2.4000%, 2/1/19	320,984
246,000	Thermo Fisher Scientific, Inc. 3.6000%, 8/15/21	243,797
284,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	264,294
691,000	Thermo Fisher Scientific, Inc. 4.1500%, 2/1/24	684,434
195,000	Thermo Fisher Scientific, Inc. 5.3000%, 2/1/44	197,179
2,926,000	Tyson Foods, Inc. 6.6000%, 4/1/16	3,266,168
2,119,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	2,328,251
2,386,000	WM Wrigley Jr. Co. 2.4000%, 10/21/18 (144A)	2,371,367
2,384,000	WM Wrigley Jr. Co. 3.3750%, 10/21/20 (144A)	2,356,624
		23,169,084
Electric – 0.6%
118,000	AES Corp. 7.7500%, 10/15/15	130,390
1,096,000	CMS Energy Corp. 4.2500%, 9/30/15	1,154,719
832,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	869,447
543,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	577,368
		2,731,924
Energy – 3.6%
4,373,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	4,526,055
1,391,000	Cimarex Energy Co. 5.8750%, 5/1/22	1,470,983
204,000	Continental Resources, Inc. 7.1250%, 4/1/21	231,285
2,884,000	Continental Resources, Inc. 5.0000%, 9/15/22	2,995,755
1,084,000	Devon Energy Corp. 2.2500%, 12/15/18	1,072,643
619,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	702,947
1,993,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,073,840
153,000	Nabors Industries, Inc. 4.6250%, 9/15/21	153,179
201,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	216,678
955,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,052,410
480,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	510,000
1,650,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	1,687,125
		16,692,900
Finance Companies – 3.1%
1,202,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	1,331,816

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Finance Companies – (continued)
$3,308,000	CIT Group, Inc. 4.2500%, 8/15/17	$3,444,455
497,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	558,504
2,063,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	2,212,567
1,264,000	CIT Group, Inc. 5.0000%, 8/1/23	1,216,600
614,000	GE Capital Trust I 6.3750%, 11/15/67‡	663,120
147,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	159,495
2,100,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	2,346,750
2,300,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	2,374,750
		14,308,057
Financial – 1.1%
1,906,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,830,635
3,239,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A)	3,148,956
		4,979,591
Industrial – 0.7%
474,000	CBRE Services, Inc. 6.6250%, 10/15/20	507,180
470,000	Cintas Corp. No. 2 2.8500%, 6/1/16	484,803
520,000	Cintas Corp. No. 2 4.3000%, 6/1/21	539,850
970,000	URS Corp. 4.3500%, 4/1/17 (144A)	988,163
940,000	URS Corp. 5.5000%, 4/1/22 (144A)	925,856
		3,445,852
Insurance – 2.1%
1,517,000	American International Group, Inc. 4.2500%, 9/15/14	1,554,917
456,000	American International Group, Inc. 5.6000%, 10/18/16	508,052
795,000	American International Group, Inc. 6.2500%, 3/15/37	795,000
2,494,000	American International Group, Inc. 8.1750%, 5/15/58‡	3,017,740
973,000	ING U.S., Inc. 5.6500%, 5/15/53‡	946,243
2,672,000	Primerica, Inc. 4.7500%, 7/15/22	2,752,131
		9,574,083
Mortgage Assets – 0.4%
1,494,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	1,683,723
Natural Gas – 3.8%
872,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	900,859
2,028,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	2,058,609
72,000	El Paso LLC 6.5000%, 9/15/20	77,207
155,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	178,005
665,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	696,463
702,000	Energy Transfer Partners L.P. 4.1500%, 10/1/20	712,236
2,528,000	Enterprise Products Operating LLC 3.3500%, 3/15/23	2,401,378
1,428,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	1,533,861
495,000	Kinder Morgan, Inc. 5.0000%, 2/15/21 (144A)	487,568
879,000	Kinder Morgan, Inc. 5.6250%, 11/15/23 (144A)	851,080
1,162,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	1,221,973
151,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	165,278
291,000	Spectra Energy Partners L.P. 2.9500%, 9/25/18	294,965
1,445,000	Spectra Energy Partners L.P. 4.7500%, 3/15/24	1,473,037
3,137,000	Western Gas Partners L.P. 5.3750%, 6/1/21	3,360,665
1,167,000	Williams Cos., Inc. 3.7000%, 1/15/23	1,018,567
		17,431,751
Owned No Guarantee – 0.2%
856,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	911,520
Real Estate Investment Trusts (REITs) – 2.8%
1,964,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	1,976,273
1,566,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,528,385
1,486,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	1,390,238
754,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	831,577
2,036,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,249,774
874,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	944,994
310,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	335,911
276,000	Retail Opportunity Investments Partnership L.P. 5.0000%, 12/15/23	274,795
387,000	Senior Housing Properties Trust 6.7500%, 4/15/20	429,713
453,000	Senior Housing Properties Trust 6.7500%, 12/15/21	500,138

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – (continued)
$855,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	$911,562
1,487,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	1,747,043
		13,120,403
Technology – 3.9%
1,263,000	Amphenol Corp. 4.7500%, 11/15/14	1,305,052
719,000	Autodesk, Inc. 1.9500%, 12/15/17	711,261
1,112,000	Autodesk, Inc. 3.6000%, 12/15/22	1,026,844
879,000	Fiserv, Inc. 3.1250%, 10/1/15	910,067
446,000	Fiserv, Inc. 3.1250%, 6/15/16	465,404
3,559,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,536,208
4,316,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	4,133,157
816,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	864,031
3,231,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	3,489,289
1,520,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,471,234
		17,912,547
Transportation – 1.4%
187,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	191,232
546,043	CSX Transportation, Inc. 8.3750%, 10/15/14	576,335
1,315,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,362,207
235,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	240,762
1,724,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,767,374
142,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	145,675
850,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	827,833
300,000	Southwest Airlines Co. 5.2500%, 10/1/14	309,579
828,000	Southwest Airlines Co. 5.1250%, 3/1/17	899,265
		6,320,262

Total Corporate Bonds (cost $236,306,289)		241,600,375

Mortgage-Backed Securities – 21.3%
	Fannie Mae:
338,663	5.5000%, 1/1/25	370,019
679,206	5.5000%, 7/1/25	744,591
990,987	5.0000%, 9/1/29	1,080,410
394,020	5.0000%, 1/1/30	432,270
203,808	5.5000%, 1/1/33	225,846
131,715	5.0000%, 11/1/33	143,490
259,309	5.0000%, 12/1/33	282,597
1,046,473	6.0000%, 12/1/35	1,173,689
339,282	6.0000%, 2/1/37	381,946
1,217,184	6.0000%, 9/1/37	1,313,628
1,018,800	6.0000%, 10/1/38	1,166,656
371,185	7.0000%, 2/1/39	397,312
576,057	5.0000%, 5/1/39	630,387
1,512,030	5.5000%, 12/1/39	1,668,907
931,639	5.0000%, 6/1/40	1,016,215
1,059,573	5.0000%, 6/1/40	1,152,874
245,586	4.5000%, 10/1/40	261,531
307,561	4.0000%, 12/1/40	317,290
253,084	5.0000%, 3/1/41	276,851
466,940	4.5000%, 4/1/41	497,464
765,394	4.5000%, 4/1/41	814,000
511,045	5.0000%, 4/1/41	558,017
756,213	4.5000%, 5/1/41	805,917
422,772	5.0000%, 5/1/41	463,107
560,461	5.0000%, 5/1/41	612,325
837,223	5.0000%, 6/1/41	913,073
370,447	5.0000%, 7/1/41	404,160
1,070,311	5.0000%, 7/1/41	1,171,223
1,022,232	4.5000%, 8/1/41	1,087,429
16,175	5.0000%, 9/1/41	17,664
885,687	4.5000%, 10/1/41	940,387
583,938	5.0000%, 10/1/41	637,127
1,951,169	5.0000%, 2/1/42	2,192,071
736,375	4.0000%, 9/1/42	751,258
5,343,121	4.5000%, 9/1/42	5,660,064
1,449,773	4.5000%, 11/1/42	1,539,921
3,459,021	4.5000%, 2/1/43	3,665,778
5,141,487	4.5000%, 2/1/43	5,488,105
	Freddie Mac:
269,909	5.0000%, 1/1/19	285,760
207,218	5.0000%, 2/1/19	219,444
288,441	5.5000%, 8/1/19	307,707
429,355	5.0000%, 6/1/20	455,728
964,203	5.5000%, 12/1/28	1,067,021
1,401,175	5.0000%, 1/1/36	1,535,772
716,325	5.5000%, 10/1/36	799,948
1,173,399	5.0000%, 5/1/39	1,272,793
3,263,373	6.0000%, 4/1/40	3,672,048
646,979	4.5000%, 1/1/41	688,655
2,095,997	5.0000%, 3/1/41	2,268,637
1,406,551	5.0000%, 5/1/41	1,537,681
3,114,488	5.5000%, 5/1/41	3,479,493
181,917	4.5000%, 9/1/41	193,116
497,745	5.0000%, 9/1/41	538,818
2,814,280	5.5000%, 9/1/41	3,079,487
	Ginnie Mae:
555,954	4.0000%, 8/15/24	588,149
884,087	5.1000%, 1/15/32	988,348
976,499	4.9000%, 10/15/34	1,066,297
510,803	6.0000%, 11/20/34	570,810
2,170,442	5.5000%, 3/20/35	2,412,013
329,165	5.5000%, 9/15/35	371,731

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

	Ginnie Mae: (continued)
$569,982	5.5000%, 3/15/36	$633,355
643,536	5.5000%, 3/20/36	712,020
338,203	6.0000%, 1/20/39	380,970
827,240	5.5000%, 8/15/39	967,980
1,233,166	5.5000%, 8/15/39	1,402,569
915,845	5.0000%, 9/15/39	1,015,415
1,884,857	5.0000%, 9/15/39	2,089,855
538,797	5.0000%, 10/15/39	597,509
970,554	5.0000%, 11/15/39	1,071,549
287,288	5.0000%, 1/15/40	318,329
212,935	5.0000%, 4/15/40	235,986
327,777	5.0000%, 5/15/40	358,652
334,568	5.0000%, 7/15/40	370,632
934,070	5.0000%, 7/15/40	1,034,808
941,813	5.0000%, 2/15/41	1,036,904
1,082,698	4.5000%, 5/15/41	1,169,832
375,333	5.0000%, 5/15/41	417,795
238,629	5.0000%, 6/20/41	260,193
997,809	5.0000%, 6/20/41	1,111,188
244,452	4.5000%, 7/15/41	263,579
890,183	4.5000%, 7/15/41	957,141
2,086,208	4.5000%, 8/15/41	2,278,903
314,211	5.0000%, 9/15/41	343,835
287,233	5.5000%, 9/20/41	316,242
126,176	6.0000%, 10/20/41	142,152
430,286	6.0000%, 12/20/41	483,502
873,353	5.5000%, 1/20/42	962,925
412,012	6.0000%, 1/20/42	463,564
437,819	6.0000%, 2/20/42	493,093
304,357	6.0000%, 3/20/42	342,440
1,412,421	6.0000%, 4/20/42	1,589,164
477,235	3.5000%, 5/20/42	483,403
961,540	6.0000%, 5/20/42	1,081,956
1,639,129	5.5000%, 7/20/42	1,811,394
380,034	6.0000%, 7/20/42	427,959
374,176	6.0000%, 8/20/42	421,457
419,190	6.0000%, 9/20/42	471,706
373,064	6.0000%, 11/20/42	418,729
421,409	6.0000%, 2/20/43	474,615

Total Mortgage-Backed Securities (cost $98,855,795)		98,068,355

Preferred Stock – 1.8%
Capital Markets – 0%
6,300	Charles Schwab Corp., 6.0000%	138,537
Commercial Banks – 0.6%
103,875	Wells Fargo & Co., 6.6250%	2,671,665
Construction & Engineering – 0.1%
21,000	Citigroup Capital XIII, 7.8750%	572,250
Consumer Finance – 0.4%
83,625	Discover Financial Services, 6.5000%	1,926,720
Household Products – 0.7%
48,475	Morgan Stanley, 6.8750%	1,213,329
67,350	Morgan Stanley, 7.1250%	1,760,529
		2,973,858

Total Preferred Stock (cost $8,317,836)		8,283,030

U.S. Treasury Notes/Bonds – 16.9%
	U.S. Treasury Notes/Bonds:
$20,242,000	0.2500%, 11/30/15	20,201,678
1,843,000	0.2500%, 12/31/15	1,838,105
715,000	1.0000%, 10/31/16	720,418
103,000	0.8750%, 11/30/16	103,330
5,063,000	0.8750%, 1/31/17	5,067,749
1,557,000	0.8750%, 2/28/17	1,556,879
2,378,000	0.7500%, 6/30/17	2,352,919
810,000	0.7500%, 10/31/17	795,319
940,000	0.7500%, 12/31/17	919,143
1,525,000	0.8750%, 1/31/18	1,495,930
1,210,000	0.7500%, 3/31/18	1,175,590
1,508,000	2.3750%, 5/31/18	1,565,375
5,030,000	1.3750%, 7/31/18	4,984,810
23,089,000	1.5000%, 8/31/18	22,971,754
4,715,000	1.3750%, 9/30/18	4,657,534
4,357,000	1.2500%, 10/31/18	4,271,564
334,000	1.7500%, 10/31/18	335,461
940,000	1.0000%, 9/30/19	887,418
2,244,000	3.6250%, 8/15/43	2,119,178

Total U.S. Treasury Notes/Bonds (cost $78,383,286)		78,020,154

Money Market – 1.6%
7,446,236	Janus Cash Liquidity Fund LLC, 0%£ (cost $7,446,236)	7,446,236

Total Investments (total cost $455,760,743) – 99.6%		459,765,847

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		1,800,793

Net Assets – 100%		$461,566,640

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$6,111,081	1.3%
Germany	1,201,340	0.3%
Luxembourg	900,900	0.2%
Netherlands	3,148,956	0.7%
South Korea	4,447,728	1.0%
Taiwan	4,133,157	0.9%
United Kingdom	10,764,022	2.3%
United States††	429,058,663	93.3%

Total	$459,765,847	100.0%

††	Includes Cash Equivalents of 1.6%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2013 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$73,024,902	15.8%

(a)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. Interest and dividends will not be accrued until time of settlement.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$2,362,122

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$1,337,716	$1,341,138	0.3%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2013. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	331,940,993	$331,940,993	(347,774,618)	$(347,774,618)	$–	$13,304	$7,446,236

12 | DECEMBER 31, 2013

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$21,315,832	$–

Bank Loans and Mezzanine Loans	–	5,031,865	–

Corporate Bonds	–	241,600,375	–

Mortgage-Backed Securities	–	98,068,355	–

Preferred Stock	–	8,283,030	–

U.S. Treasury Notes/Bonds	–	78,020,154	–

Money Market	–	7,446,236	–

Total Investments in Securities	$–	$459,765,847	$–

Janus Aspen Series | 13

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of December 31, 2013	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$455,761
Unaffiliated investments at value	$452,320
Affiliated investments at value	7,446
Cash	15
Receivables:
Portfolio shares sold	1,755
Dividends	44
Interest	3,384
Non-interested Trustees’ deferred compensation	9
Other assets	6
Total Assets	464,979
Liabilities:
Payables:
Investments purchased	3,046
Portfolio shares repurchased	91
Advisory fees	189
Fund administration fees	4
Internal servicing cost	–
Distribution fees and shareholder servicing fees	26
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	9
Accrued expenses and other payables	44
Total Liabilities	3,412
Net Assets	$461,567
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$454,388
Undistributed net investment income*	5,091
Undistributed net realized loss from investment and foreign currency transactions*	(1,918)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,006
Total Net Assets	$461,567
Net Assets - Institutional Shares	$344,028
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29,103
Net Asset Value Per Share	$11.82
Net Assets - Service Shares	$117,539
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,198
Net Asset Value Per Share	$12.78

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2013

Statement of Operations

Janus Aspen
Flexible
For the year ended December 31, 2013	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$13,734
Dividends	247
Dividends from affiliates	13
Fee income	2
Other Income	90
Total Investment Income	14,086
Expenses:
Advisory fees	2,489
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	1
Shareholder reports expense	39
Transfer agent fees and expenses	1
Registration fees	20
Custodian fees	17
Professional fees	52
Non-interested Trustees’ fees and expenses	15
Fund administration fees	49
Distribution fees and shareholder servicing fees - Service Shares	312
Other expenses	50
Total Expenses	3,048
Less: Excess Expense Reimbursement	(60)
Net Expenses after Waivers and Expense Offsets	2,988
Net Investment Income	11,098
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	2,066
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(14,095)
Net Loss on Investments	(12,029)
Net Decrease in Net Assets Resulting from Operations	$(931)

See Notes to Financial Statements.

Janus Aspen Series | 15

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
For each year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$11,098	$13,698
Net realized gain from investment and foreign currency transactions	2,066	20,551
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(14,095)	4,237
Net Increase/(Decrease) in Net Assets Resulting from Operations	(931)	38,486
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(8,656)	(12,994)
Service Shares	(2,541)	(3,430)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(13,123)	(7,038)
Service Shares	(4,138)	(1,939)
Net Decrease from Dividends and Distributions to Shareholders	(28,458)	(25,401)
Capital Share Transactions:
Shares Sold
Institutional Shares	30,612	42,167
Service Shares	28,561	58,634
Reinvested Dividends and Distributions
Institutional Shares	21,779	20,032
Service Shares	6,679	5,369
Shares Repurchased
Institutional Shares	(67,704)	(67,125)
Service Shares	(39,229)	(36,261)
Net Increase/(Decrease) from Capital Share Transactions	(19,302)	22,816
Net Increase/(Decrease) in Net Assets	(48,691)	35,901
Net Assets:
Beginning of period	510,258	474,357
End of period	$461,567	$510,258

Undistributed Net Investment Income*	$5,091	$1,787

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2013

Financial Highlights

Institutional Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$12.59	$12.27	$12.70	$12.56	$11.61
Income from Investment Operations:
Net investment income	0.38	0.43	0.49	0.49	0.57
Net gain/(loss) on investments (both realized and unrealized)	(0.40)	0.57	0.32	0.51	0.94
Total from Investment Operations	(0.02)	1.00	0.81	1.00	1.51
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.44)	(0.49)	(0.50)	(0.55)
Distributions (from capital gains)*	(0.45)	(0.24)	(0.75)	(0.36)	(0.01)
Total Distributions	(0.75)	(0.68)	(1.24)	(0.86)	(0.56)
Net Asset Value, End of Period	$11.82	$12.59	$12.27	$12.70	$12.56
Total Return	(0.06)%	8.34%	6.66%	8.06%	13.22%
Net Assets, End of Period (in thousands)	$344,028	$381,593	$376,299	$368,544	$304,204
Average Net Assets for the Period (in thousands)	$360,706	$378,140	$364,656	$351,717	$302,033
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.56%	0.57%	0.57%	0.56%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.55%	0.55%	0.55%	0.56%	0.59%
Ratio of Net Investment Income to Average Net Assets	2.35%	2.87%	3.82%	4.04%	4.65%
Portfolio Turnover Rate	138%	140%	164%	169%	271%

Service Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$13.56	$13.17	$13.54	$13.35	$12.32
Income from Investment Operations:
Net investment income	0.38	0.40	0.48	0.51	0.55
Net gain/(loss) on investments (both realized and unrealized)	(0.44)	0.65	0.36	0.51	1.01
Total from Investment Operations	(0.06)	1.05	0.84	1.02	1.56
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.42)	(0.46)	(0.47)	(0.52)
Distributions (from capital gains)*	(0.45)	(0.24)	(0.75)	(0.36)	(0.01)
Total Distributions	(0.72)	(0.66)	(1.21)	(0.83)	(0.53)
Net Asset Value, End of Period	$12.78	$13.56	$13.17	$13.54	$13.35
Total Return	(0.32)%	8.09%	6.47%	7.73%	12.89%
Net Assets, End of Period (in thousands)	$117,539	$128,665	$98,058	$91,870	$73,555
Average Net Assets for the Period (in thousands)	$124,401	$109,071	$90,661	$83,557	$55,100
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.81%	0.82%	0.82%	0.81%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.80%	0.80%	0.80%	0.81%	0.84%
Ratio of Net Investment Income to Average Net Assets	2.10%	2.60%	3.57%	3.79%	4.42%
Portfolio Turnover Rate	138%	140%	164%	169%	271%

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

18 | DECEMBER 31, 2013

may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a

Janus Aspen Series | 19

Notes to Financial Statements (continued)

market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold any Level 3 securities as of December 31, 2013.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these

20 | DECEMBER 31, 2013

changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio at year end.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

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Notes to Financial Statements (continued)

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

22 | DECEMBER 31, 2013

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual

Janus Aspen Series | 23

Notes to Financial Statements (continued)

rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen Flexible Bond Portfolio	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a

24 | DECEMBER 31, 2013

registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Flexible Bond Portfolio	$5,099,731	$–	$(1,631,922)	$–	$–	$(7,663)	$3,718,553

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2013

	No Expiration
Portfolio	Short-Term	Long-Term	Accumulated Capital Losses

Janus Aspen Flexible Bond Portfolio	$(1,631,922)	$–	$(1,631,922)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$456,047,294	$7,902,203	$(4,183,650)

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$19,282,643	$9,175,321	$–	$–

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$18,219,374	$7,182,011	$–	$–

5.	Capital Share Transactions

For each year ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	2,499	3,340
Reinvested dividends and distributions	1,856	1,610
Shares repurchased	(5,550)	(5,309)
Net Increase/(Decrease) in Portfolio Shares	(1,195)	(359)
Shares Outstanding, Beginning of Period	30,298	30,657
Shares Outstanding, End of Period	29,103	30,298
Transactions in Portfolio Shares – Service Shares
Shares sold	2,174	4,326
Reinvested dividends and distributions	526	401
Shares repurchased	(2,991)	(2,682)
Net Increase/(Decrease) in Portfolio Shares	(291)	2,045
Shares Outstanding, Beginning of Period	9,489	7,444
Shares Outstanding, End of Period	9,198	9,489

6.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$313,367,528	$319,953,683	$337,216,860	$346,214,351

26 | DECEMBER 31, 2013

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

28 | DECEMBER 31, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

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Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

30 | DECEMBER 31, 2013

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

32 | DECEMBER 31, 2013

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

34 | DECEMBER 31, 2013

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

36 | DECEMBER 31, 2013

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

38 | DECEMBER 31, 2013

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

40 | DECEMBER 31, 2013

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | DECEMBER 31, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Capital Gain Distributions

Portfolio

Janus Aspen Flexible Bond Portfolio	$9,175,321

Janus Aspen Series | 43

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

44 | DECEMBER 31, 2013

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

46 | DECEMBER 31, 2013

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

Janus Aspen Series | 47

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55232	109-02-81114 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Forty Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.
Doug Rao portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2013, Janus Aspen Forty Portfolio’s Institutional Shares and Service Shares returned 31.23% and 30.89%, respectively, versus a return of 33.48% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 32.39% for the period.

INVESTMENT ENVIRONMENT

Equities enjoyed strong gains during the year, as markets received clear indicators that the U.S. economy turned the corner from the financial crisis and Europe finally showed signs of a recovery. Stock correlations fell during the period as macroeconomic fears such as a showdown over the U.S. budget and debt ceiling subsided.

Loose monetary policy also provided a supportive backdrop for equities during the year, though fears about how and when the Federal Reserve (Fed) would taper its quantitative easing program caused bouts of volatility. However, stocks climbed at the end of December when the Fed announced that tapering would be more gradual than expected.

OVERVIEW

The Portfolio enjoyed significant gains during the year, but underperformed its benchmark. Much of the underperformance came during the first quarter of the year, however, and we were pleased to see our Portfolio gain ground on the benchmark over the last six months. We have focused on building a portfolio of companies that are well positioned to grow market share within their respective industries and that have built clear and sustainable competitive moats around their businesses. Important competitive moats could include a strong brand, patent protection over valuable intellectual property, network effects from a product or service that would be hard for a competitor to replicate, or a lower cost structure than competitors in the industry. We think focusing on such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market may underestimate the duration of growth opportunities and long-term potential return to shareholders inherent in these companies. Over the course of the year, we’ve been pleased to see a number of companies in our Portfolio put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

While pleased with the performance of most companies in our Portfolio, we did hold some stocks that fell during the year. Some of those positions were exited as we transitioned the Portfolio to a new portfolio manager. Apple was our largest detractor. While Apple has dominated the high-end smartphone market for some time now, we feel growth in that market is slowing. Meanwhile, despite the new smartphone launches, we think Apple still lacks a phone with a low enough price point to attract most first-time smartphone users in emerging markets. We also believe innovation has slowed for the company, making Apple’s risk/reward opportunity less attractive than it was earlier in the company’s product cycle, so we sold the position during the year to pursue investment opportunities we believe have more long-term growth potential.

FANUC was another large detractor. The company makes industrial automation equipment. We exited the position because we felt the company’s future was too dependent on demand from China’s manufacturing sector.

Turquoise Hill Resources was another large detractor. The company owns and operates a large Mongolian copper mine. We felt geopolitical risk was a headwind for the company, and that the Mongolian government would ultimately limit the profit the company could get from its copper mine, so we exited the position during the year.

While the aforementioned companies detracted from performance, we were pleased by the results of many companies held by the Portfolio. Celgene was up 114% and was the top contributor to the Portfolio’s performance.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

During the year, a global study pointed to the benefits of using Celgene’s drug Revlimid as a first-line treatment for multiple myeloma. Currently, the drug is only approved as a second-line treatment for the disease, and using Revlimid earlier in the treatment cycle could meaningfully expand its addressable market, especially outside the United States. Other drugs in Celgene’s pipeline also offer promising potential. We think the company is in the early stages of a major new product cycle, with other potential meaningful contributors including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. The stock has risen as management has explained to the market that multi-year growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Twenty-First Century Fox was another top contributor. The stock rose after the company announced multi-year earnings growth guidance that was well above market expectations. We think Fox has one of the broadest global content libraries of any studio, and much of its unique programming resonates strongly with its customer base. We also think the value of some of that content is poised to increase as it spreads internationally and as new digital platforms offer expanded viewing opportunities.

Finally, MGM Resorts was another top contributor to performance. The company is using much of its free cash flow to pay down debt, and as that happens it transfers some of the value of the company to equity holders. Going forward, we think that value could be significant. The 2014 convention calendar has improved, and should drive higher rates for many of MGM’s Las Vegas properties, resulting in meaningful revenue growth. Meanwhile, the company has a property in Macau, China, that should benefit from strong growth in gaming in the region.

OUTLOOK

We are optimistic that the global economy will continue to improve in 2014. We believe the housing market will remain strong even if rates rise slowly, and also expect unemployment levels to tick down during the year. We also believe earnings can grow for many companies as macroeconomic headwinds such as austerity programs in Europe and the threat of another round of sequester cuts has abated.

While we believe the economy will strengthen, we expect volatility for equities as the market adjusts to a scaling back of the easy monetary policies that have played a large role in boosting equities over most of the last five years. We will generally look past short-term volatility and use those periods to add to competitively advantaged companies we believe can grow in excess of the market over longer time horizons.

Thank you for your investment in Janus Aspen Forty Portfolio.

2 | DECEMBER 31, 2013

(unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	5.66%
Twenty-First Century Fox, Inc.	3.37%
MGM Resorts International	2.19%
Gilead Sciences, Inc.	1.84%
Google, Inc. – Class A	1.80%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–1.48%
FANUC Corp.	–0.90%
Intuitive Surgical, Inc.	–0.59%
Turquoise Hill Resources, Ltd. (U.S. Shares)	–0.34%
Teradata Corp.	–0.23%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	3.09%	22.03%	12.43%
Consumer Discretionary	2.47%	25.63%	18.42%
Consumer Staples	0.54%	1.69%	12.65%
Energy	0.09%	0.00%	4.43%
Utilities	0.00%	0.00%	0.22%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–2.84%	9.88%	12.53%
Information Technology	–2.53%	25.74%	27.80%
Other**	–1.11%	3.24%	0.00%
Telecommunication Services	–0.61%	3.38%	2.19%
Materials	–0.55%	2.03%	4.23%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Google, Inc. – Class A Internet Software & Services	6.3%
Celgene Corp. Biotechnology	5.0%
Twenty-First Century Fox, Inc. Media	4.5%
Canadian Pacific Railway, Ltd. (U.S. Shares) Road & Rail	3.9%
Monsanto Co. Chemicals	3.6%

23.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

4 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	31.23%	18.88%	10.24%	11.09%	0.55%

Janus Aspen Forty Portfolio – Service Shares	30.89%	18.59%	9.97%	10.77%	0.80%

Russell 1000® Growth Index	33.48%	20.39%	7.83%	6.29%

S&P 500® Index	32.39%	17.94%	7.41%	7.10%

Morningstar Quartile – Institutional Shares	3rd	2nd	1st	1st

Morningstar Ranking – based on total returns for Large Growth Funds	1,275/1,770	730/1,547	82/1,333	23/807

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

See “Useful Information About Your Portfolio Report.”

Effective June 3, 2013, Douglas Rao is Portfolio Manager of the Portfolio.

*	The Portfolio’s inception date – May 1, 1997

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,217.70	$3.19	$1,000.00	$1,022.33	$2.91	0.57%

Service Shares	$1,000.00	$1,216.00	$4.64	$1,000.00	$1,021.02	$4.23	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2013

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2013

Shares		Value

Common Stock – 99.2%
Aerospace & Defense – 3.3%
107,029	Precision Castparts Corp.	$28,822,910
Auto Components – 3.0%
440,061	Delphi Automotive PLC	26,460,868
Beverages – 1.0%
76,223	Pernod-Ricard S.A.	8,682,770
Biotechnology – 9.2%
23,555	Biogen Idec, Inc.*	6,589,511
261,220	Celgene Corp.*	44,135,731
400,267	Gilead Sciences, Inc.*	30,080,065
		80,805,307
Chemicals – 3.6%
269,138	Monsanto Co.	31,368,034
Commercial Banks – 3.3%
714,792	U.S. Bancorp	28,877,597
Diversified Financial Services – 3.0%
501,445	Citigroup, Inc.	26,130,299
Electronic Equipment, Instruments & Components – 3.5%
175,430	Amphenol Corp. – Class A	15,644,847
282,304	TE Connectivity, Ltd. (U.S. Shares)	15,557,774
		31,202,621
Health Care Providers & Services – 3.1%
392,942	Express Scripts Holding Co.*	27,600,246
Health Care Technology – 0.8%
51,740	athenahealth, Inc.*	6,959,030
Hotels, Restaurants & Leisure – 5.6%
1,084,883	MGM Resorts International*	25,516,448
80,660	Panera Bread Co. – Class A*	14,251,815
124,622	Starbucks Corp.	9,769,119
		49,537,382
Information Technology Services – 4.9%
35,229	MasterCard, Inc. – Class A	29,432,420
300,122	Teradata Corp.*	13,652,550
		43,084,970
Insurance – 1.9%
3,397,000	AIA Group, Ltd.	17,041,952
Internet & Catalog Retail – 5.6%
63,758	Amazon.com, Inc.*	25,426,053
20,788	priceline.com, Inc.*	24,163,971
		49,590,024
Internet Software & Services – 10.2%
505,997	eBay, Inc.*	27,774,175
49,494	Google, Inc. – Class A*	55,468,421
33,396	LinkedIn Corp. – Class A*	7,241,255
		90,483,851
Machinery – 1.5%
92,079	Cummins, Inc.	12,980,377
Media – 4.5%
1,137,075	Twenty-First Century Fox, Inc.	40,002,298
Pharmaceuticals – 8.2%
231,984	Endo Health Solutions, Inc.*	15,649,641
240,289	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	28,209,929
883,544	Zoetis, Inc.	28,883,053
		72,742,623
Professional Services – 1.2%
226,796	Nielsen Holdings N.V.	10,407,668
Road & Rail – 3.9%
227,407	Canadian Pacific Railway, Ltd. (U.S. Shares)	34,411,227
Semiconductor & Semiconductor Equipment – 1.2%
198,094	ARM Holdings PLC (ADR)	10,843,666
Software – 2.8%
548,815	Oracle Corp.	20,997,662
66,124	Salesforce.com, Inc.*	3,649,383
		24,647,045
Specialty Retail – 8.2%
398,432	L Brands, Inc.	24,643,019
449,736	Lowe’s Cos., Inc.	22,284,419
406,559	TJX Cos., Inc.	25,910,005
		72,837,443
Textiles, Apparel & Luxury Goods – 1.8%
1,807,000	Prada SpA	16,079,830
Wireless Telecommunication Services – 3.9%
286,002	Crown Castle International Corp.*	21,001,127
397,731	T-Mobile U.S., Inc.	13,379,671
		34,380,798

Total Common Stock (cost $598,175,709)		875,980,836

Money Market – 1.6%
13,728,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $13,728,000)	13,728,000

Total Investments (total cost $611,903,709) – 100.8%		889,708,836

Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(7,309,106)

Net Assets – 100%		$882,399,730

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$62,621,156	7.0%
France	8,682,770	1.0%
Hong Kong	17,041,952	1.9%
Italy	16,079,830	1.8%
United Kingdom	10,843,666	1.2%
United States††	774,439,462	87.1%

Total	$889,708,836	100.0%

††	Includes Cash Equivalents of 1.5%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	406,638,898	$406,638,898	(417,393,701)	$(417,393,701)	$–	$31,215	$13,728,000

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock	$875,980,836	$–	$–

Money Market	–	13,728,000	–

Total Investments in Securities	$875,980,836	$13,728,000	$–

8 | DECEMBER 31, 2013

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2013	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$611,904
Unaffiliated investments at value	$875,981
Affiliated investments at value	13,728
Cash	–
Receivables:
Portfolio shares sold	45
Dividends	310
Foreign dividend tax reclaim	114
Non-interested Trustees’ deferred compensation	17
Other assets	17
Total Assets	890,212
Liabilities:
Payables:
Investments purchased	5,374
Portfolio shares repurchased	1,571
Advisory fees	390
Fund administration fees	8
Internal servicing cost	–
Distribution fees and shareholder servicing fees	113
Non-interested Trustees’ fees and expenses	5
Non-interested Trustees’ deferred compensation fees	17
Accrued expenses and other payables	334
Total Liabilities	7,812
Net Assets	$882,400
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$358,082
Undistributed net investment income*	643
Undistributed net realized gain from investment and foreign currency transactions*	245,861
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	277,814
Total Net Assets	$882,400
Net Assets - Institutional Shares	$355,429
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,664
Net Asset Value Per Share	$53.34
Net Assets - Service Shares	$526,971
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,056
Net Asset Value Per Share	$52.40

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
For the year ended December 31, 2013	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$8,481
Dividends from affiliates	31
Other Income	4
Foreign tax withheld	(179)
Total Investment Income	8,337
Expenses:
Advisory fees	4,806
Internal servicing expense - Institutional Shares	4
Internal servicing expense - Service Shares	4
Shareholder reports expense	348
Transfer agent fees and expenses	2
Registration fees	30
Custodian fees	25
Professional fees	48
Non-interested Trustees’ fees and expenses	23
Fund administration fees	98
Distribution fees and shareholder servicing fees - Service Shares	1,221
Other expenses	51
Total Expenses	6,660
Net Expenses after Waivers and Expense Offsets	6,660
Net Investment Income	1,677
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	311,910
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(50,019)
Net Gain on Investments	261,891
Net Increase in Net Assets Resulting from Operations	$263,568

See Notes to Financial Statements.

10 | DECEMBER 31, 2013

Statements of Changes in Net Assets

	Janus Aspen
	Forty
For each year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$1,677	$9,061
Net realized gain from investment and foreign currency transactions	311,910	7,888
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(50,019)	188,516
Net Increase in Net Assets Resulting from Operations	263,568	205,465
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(3,545)	(3,542)
Service Shares	(2,839)	(2,681)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(6,384)	(6,223)
Capital Share Transactions:
Shares Sold
Institutional Shares	40,696	66,699
Service Shares	32,866	64,127
Reinvested Dividends and Distributions
Institutional Shares	3,545	3,542
Service Shares	2,839	2,681
Shares Repurchased
Institutional Shares	(305,138)	(146,389)
Service Shares	(108,968)	(107,393)
Net Decrease from Capital Share Transactions	(334,160)	(116,733)
Net Increase/(Decrease) in Net Assets	(76,976)	82,509
Net Assets:
Beginning of period	959,376	876,867
End of period	$882,400	$959,376

Undistributed Net Investment Income*	$643	$5,361

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$40.95	$33.22	$35.74	$33.61	$22.97
Income from Investment Operations:
Net investment income	0.38	0.47	0.23	0.19	0.08
Net gain/(loss) on investments (both realized and unrealized)	12.34	7.54	(2.62)	2.06	10.57
Total from Investment Operations	12.72	8.01	(2.39)	2.25	10.65
Less Distributions and Other:
Dividends (from net investment income)*	(0.33)	(0.28)	(0.13)	(0.12)	–(1)
Distributions (from capital gains)*	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	(0.01)
Total Distributions and Other	(0.33)	(0.28)	(0.13)	(0.12)	(0.01)
Net Asset Value, End of Period	$53.34	$40.95	$33.22	$35.74	$33.61
Total Return	31.23%	24.16%	(6.69)%	6.72%	46.38%
Net Assets, End of Period (in thousands)	$355,429	$488,374	$459,459	$567,322	$582,511
Average Net Assets for the Period (in thousands)	$491,231	$512,799	$518,818	$553,994	$482,572
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.55%	0.55%	0.70%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.55%	0.55%	0.70%	0.67%	0.68%
Ratio of Net Investment Income to Average Net Assets	0.31%	1.03%	0.56%	0.52%	0.05%
Portfolio Turnover Rate	61%	10%	46%	36%	32%

Service Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$40.28	$32.72	$35.24	$33.17	$22.73
Income from Investment Operations:
Net investment income	–(1)	0.31	0.09	0.07	–(1)
Net gain/(loss) on investments (both realized and unrealized)	12.38	7.47	(2.52)	2.08	10.44
Total from Investment Operations	12.38	7.78	(2.43)	2.15	10.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.22)	(0.09)	(0.08)	–(1)
Distributions (from capital gains)*	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	–(1)
Total Distributions and Other	(0.26)	(0.22)	(0.09)	(0.08)	–
Net Asset Value, End of Period	$52.40	$40.28	$32.72	$35.24	$33.17
Total Return	30.89%	23.82%	(6.91)%	6.48%	45.95%
Net Assets, End of Period (in thousands)	$526,971	$471,002	$417,408	$532,645	$639,979
Average Net Assets for the Period (in thousands)	$486,845	$468,967	$475,743	$567,062	$520,592
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.81%	0.80%	0.95%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.81%	0.80%	0.95%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.04%	0.81%	0.31%	0.25%	(0.22)%
Portfolio Turnover Rate	61%	10%	46%	36%	32%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Aspen Series | 13

Notes to Financial Statements (continued)

may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American

14 | DECEMBER 31, 2013

Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold any Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out
of Level 2 to
Portfolio	Level 1

Janus Aspen Forty Portfolio	$40,696,368

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will

Janus Aspen Series | 15

Notes to Financial Statements (continued)

be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

16 | DECEMBER 31, 2013

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions

Janus Aspen Forty Portfolio
Foreign Exchange Contracts	$516,828

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations is indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their

Janus Aspen Series | 17

Notes to Financial Statements (continued)

businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 18 months. When the Portfolio’s performance-based fee structure has been in effect for at least 18 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began January 2012 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance

18 | DECEMBER 31, 2013

Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the year ended December 31, 2013, the Portfolio recorded a Performance Adjustment of $(1,469,346).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to

Janus Aspen Series | 19

Notes to Financial Statements (continued)

certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Forty Portfolio	$660,521	$246,020,642	$–	$–	$–	$(9,199)	$277,645,594

During the year ended December 31, 2013, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Forty Portfolio	$65,292,832

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Forty Portfolio	$612,063,242	$280,253,717	$(2,608,123)

20 | DECEMBER 31, 2013

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$6,383,582	$–	$–	$–

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$6,222,614	$–	$–	$–

6.	Capital Share Transactions

For each year ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	909	1,703
Reinvested dividends and distributions	80	90
Shares repurchased	(6,252)	(3,696)
Net Increase/(Decrease) in Portfolio Shares	(5,263)	(1,903)
Shares Outstanding, Beginning of Period	11,927	13,830
Shares Outstanding, End of Period	6,664	11,927
Transactions in Portfolio Shares – Service Shares
Shares sold	726	1,678
Reinvested dividends and distributions	66	69
Shares repurchased	(2,429)	(2,813)
Net Increase/(Decrease) in Portfolio Shares	(1,637)	(1,066)
Shares Outstanding, Beginning of Period	11,693	12,759
Shares Outstanding, End of Period	10,056	11,693

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$575,052,070	$896,738,469	$–	$–

Janus Aspen Series | 21

Notes to Financial Statements (continued)

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

22 | DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Forty Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

Janus Aspen Series | 23

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

24 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

26 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

28 | DECEMBER 31, 2013

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

30 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

32 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

34 | DECEMBER 31, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

36 | DECEMBER 31, 2013

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Forty Portfolio	100%

38 | DECEMBER 31, 2013

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

40 | DECEMBER 31, 2013

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	6/13-Present	Portfolio Manager for other Janus accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

42 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55427	109-02-81115 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Global Allocation Portfolio – Moderate (formerly named Janus Aspen Moderate Allocation Portfolio)

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

PORTFOLIO SNAPSHOT
We believe broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the funds’ overall volatility through the use of alternatives. This coupled with access to Janus Capital Group’s innovative investment expertise and solutions should provide superior risk-adjusted returns over the long term.
Dan Scherman portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2013, Janus Aspen Global Allocation Portfolio – Moderate’s Institutional Shares and Service Shares returned 14.81% and 14.69%, respectively. This compares with a return of 22.80% for its primary benchmark, the MSCI All Country World Index, and a 12.05% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

The year produced strong returns for riskier assets, particularly equities. Markets reacted to slow but steady improvement in the macroeconomic environment, led by the U.S. and other developed markets. The global economy was strong enough to allow company fundamentals to improve, but not too strong to force central banks to move to tightening policies. Muted inflation also enabled central banks to remain in an easing posture. Emerging markets, however, were the exception, as they lagged significantly. Skepticism over China’s ability to resume its high growth rates was among factors that weighed on emerging markets.

Interest rates rose during the period, reflecting improvement in the global economy and the onset of the Federal Reserve’s gradual reduction (i.e., tapering) of its stimulative bond buying program. Most fixed income indices suffered losses as a result, although the high-yield segment achieved moderate gains. Real estate investment trusts also managed only modest returns in the face of rising rates.

INVESTMENT PROCESS

Janus Aspen Global Allocation Portfolio – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 60% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Portfolio is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Aspen Global Allocation Portfolio – Moderate. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

DETRACTORS AND CONTRIBUTORS

Given its exposure to fixed income and alternatives, the Portfolio underperformed its primary benchmark, the MSCI All Country World Index. The Portfolio outperformed its secondary benchmark, Global Moderate Allocation Index.

Unsurprisingly, our equity investments, led by INTECH U.S. Value Fund, Janus International Equity Fund and Perkins Large Cap Value Fund, were our top contributors. Detractors were led by Janus Global Bond Fund, Janus Diversified Alternatives Fund and Janus Emerging

Janus Aspen Series | 1

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Markets Fund, reflecting the weakness in their respective asset classes.

POSITIONING

Along with modifications resulting from the strategy and name change we detailed in our semiannual letter, we added to our positions in Janus Contrarian Fund and Janus Global Real Estate Fund. The latter was the result of our asset allocation committee’s determination that real estate was attractively valued even though the short-term headwind from rising rates remains.

OUTLOOK

Our base case is for a gradual rise in interest rates. A sudden spike could significantly weaken investor confidence and, in turn, equities and the economy broadly. We view the steepening yield curve as a positive sign that the U.S. economic fundamentals are improving.

Along with a strengthening U.S. economy, positive macroeconomic data from Europe should also offer support for equities and global economic fundamentals. Given their lengthy relative underperformance, emerging markets are becoming more attractive to us. Historically, recoveries in developed markets, such as we’re experiencing, have led to strong performance in emerging markets.

Despite our generally positive outlook, the strong equity rally makes us mindful of the importance of diversification, which we maintain in the Portfolio while letting our investment views express themselves at the margin.

Thank you for investing in Janus Aspen Global Allocation Portfolio – Moderate.

2 | DECEMBER 31, 2013

(unaudited)

Janus Aspen Global Allocation Portfolio – Moderate (% of Net Assets)

Janus Global Bond Fund – Class N Shares	26.6%
Janus International Equity Fund – Class N Shares	12.7%
Janus Diversified Alternatives Fund – Class N Shares	8.2%
INTECH U.S. Value Fund – Class I Shares	8.1%
INTECH International Fund – Class I Shares	8.0%
Perkins Large Cap Value Fund – Class N Shares	5.1%
INTECH U.S. Growth Fund – Class I Shares	4.3%
Janus Overseas Fund – Class N Shares	4.2%
Janus Short-Term Bond Fund – Class N Shares	3.9%
Janus Aspen Global Research Portfolio(1) – Institutional Shares	3.2%
Janus Global Real Estate Fund – Class I Shares	2.3%
Janus Triton Fund – Class N Shares	2.2%
Janus Global Select Fund – Class I Shares	2.2%
Perkins Small Cap Value Fund – Class N Shares	2.1%
Janus Emerging Markets Fund – Class I Shares	1.9%
Janus Twenty Fund – Class D Shares	1.6%
Janus Fund – Class N Shares	1.6%
Janus Forty Fund – Class N Shares	1.1%
Janus Contrarian Fund – Class I Shares	1.1%

(1)	Formerly named Janus Aspen Worldwide Portfolio.

Janus Aspen Global Allocation Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2013

*Includes Cash and Other of (0.4)%.

Janus Aspen Series | 3

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013			Expense Ratios – per the May 1, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Allocation Portfolio – Moderate – Institutional Shares	14.81%	12.71%	25.37%	1.43%

Janus Aspen Global Allocation Portfolio – Moderate – Service Shares	14.69%	12.58%	27.62%	1.59%

MSCI All Country World IndexSM	22.80%	14.95%

Global Moderate Allocation Index	12.05%	8.83%

S&P 500® Index	32.39%	22.19%

Moderate Allocation Index	15.86%	12.11%

Morningstar Quartile – Institutional Shares	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	181/486	52/366

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2014.

The expense ratios shown are estimated.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Portfolio and to the underlying affiliated funds held within the Portfolio, it is subject to certain potential conflicts of interest.

Performance of the Janus Global Allocation Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.

See important disclosures on the next page.

4 | DECEMBER 31, 2013

(unaudited)

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective May 1, 2013, Janus Aspen Moderate Allocation Portfolio changed its name to Janus Aspen Global Allocation Portfolio – Moderate and its primary benchmark from the S&P 500® Index to the Morgan Stanley Capital International (“MSCI”) All Country World IndexSM. In addition, the Portfolio changed its secondary benchmark from the Moderate Allocation Index to the Global Moderate Allocation Index. Janus Capital believes that these changes provide a more appropriate representation of the Portfolio’s investment strategy that includes an increased focus on global investments, including emerging markets.

*	The Portfolio’s inception date – August 31, 2011

Janus Aspen Series | 5

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,109.50	$2.66	$1,000.00	$1,022.68	$2.55	0.50%

Service Shares	$1,000.00	$1,107.70	$3.51	$1,000.00	$1,021.88	$3.36	0.66%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2013

Janus Aspen Global Allocation Portfolio – Moderate(1)

Schedule of Investments

As of December 31, 2013

Shares		Value

Mutual Funds(2),£ – 100.4%
Alternative Funds – 10.5%
81,360	Janus Diversified Alternatives Fund* - Class N Shares	$807,909
22,114	Janus Global Real Estate Fund – Class I Shares	226,005
		1,033,914
Equity Funds – 59.3%
85,176	INTECH International Fund – Class I Shares	786,177
21,345	INTECH U.S. Growth Fund – Class I Shares	422,424
64,536	INTECH U.S. Value Fund – Class I Shares	797,023
8,018	Janus Aspen Global Research Portfolio(3) - Institutional Shares	312,625
5,228	Janus Contrarian Fund – Class I Shares	109,313
21,840	Janus Emerging Markets Fund – Class I Shares	183,018
2,688	Janus Forty Fund – Class N Shares	111,241
3,799	Janus Fund – Class N Shares	155,814
17,391	Janus Global Select Fund – Class I Shares	220,347
90,886	Janus International Equity Fund – Class N Shares	1,246,948
11,243	Janus Overseas Fund – Class N Shares	414,428
9,297	Janus Triton Fund – Class N Shares	221,539
2,510	Janus Twenty Fund – Class D Shares	159,338
31,829	Perkins Large Cap Value Fund – Class N Shares	501,625
8,068	Perkins Small Cap Value Fund – Class N Shares	207,578
		5,849,438
Fixed Income Funds – 30.6%
262,060	Janus Global Bond Fund – Class N Shares	2,623,217
126,183	Janus Short-Term Bond Fund – Class N Shares	387,381
		3,010,598

Total Investments (total cost $9,613,889) – 100.4%		9,893,950

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(34,814)

Net Assets – 100%		$9,859,136

(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.
(2)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(3)	Formerly named Janus Aspen Worldwide Portfolio.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

*	Non-income producing security.

8 | DECEMBER 31, 2013

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Global Allocation Portfolio – Moderate
INTECH International Fund- Class I Shares	86,682	$748,948	(6,203)	$(51,570)	$2,774	$20,144	$786,177
INTECH U.S. Growth Fund – Class I Shares	27,301	464,013	(9,678)	(152,775)	14,772	3,030	422,424
INTECH U.S. Value Fund – Class I Shares	70,957	896,343	(13,894)	(157,920)	21,952	34,549	797,023
Janus Aspen Flexible Bond Portfolio – Institutional Shares	92,588	1,172,081	(113,520)	(1,433,936)	13,330	–	–
Janus Aspen Global Research Portfolio(1) – Institutional Shares	8,657	308,120	(639)	(23,438)	1	2,291	312,625
Janus Aspen Overseas Portfolio – Institutional Shares	4,590	177,291	(5,612)	(215,050)	14,876	–	–
Janus Contrarian Fund – Class I Shares	5,578	101,908	(350)	(6,687)	(1)	336	109,313
Janus Diversified Alternatives Fund – Class N Shares	88,370	878,309	(7,010)	(70,026)	(434)	–	807,909
Janus Emerging Markets Fund – Class I Shares	23,234	197,263	(2,151)	(18,499)	(240)	5,106	183,018
Janus Forty Fund – Class N Shares	2,791	129,527	(103)	(5,000)	(49)	1,264	111,241
Janus Fund – Class N Shares	4,615	165,047	(1,325)	(46,646)	4,456	521	155,814
Janus Global Bond Fund – Class I Shares	229,871	2,343,150	(229,871)	(2,343,150)	(8,179)	21,468	–
Janus Global Bond Fund – Class N Shares	268,441	2,723,437	(6,381)	(66,489)	(2,700)	17,727	2,623,217
Janus Global Real Estate Fund – Class I Shares	22,311	238,774	(1,611)	(17,998)	(814)	4,632	226,005
Janus Global Research Fund(2) – Class I Shares	1,528	79,820	(2,477)	(131,594)	6,846	–	–
Janus Global Select Fund – Class I Shares	18,518	214,833	(1,127)	(13,413)	(41)	1,390	220,347
Janus International Equity Fund – Class N Shares	91,362	1,154,147	(6,510)	(80,485)	4,144	12,316	1,246,948
Janus Overseas Fund – Class N Shares	11,957	435,885	(714)	(26,734)	(690)	16,427	414,428
Janus Research Fund – Class N Shares	2,938	103,066	(3,859)	(130,468)	11,210	–	–
Janus Short-Term Bond Fund – Class N Shares	146,187	449,987	(32,838)	(101,421)	(81)	3,076	387,381
Janus Triton Fund – Class N Shares	9,047	191,900	(667)	(13,780)	1,118	364	221,539
Janus Twenty Fund – Class D Shares	2,942	199,111	(685)	(47,645)	4,644	1,094	159,338
Perkins Large Cap Value Fund – Class N Shares	42,915	670,535	(16,847)	(250,893)	17,314	10,221	501,625
Perkins Small Cap Value Fund – Class N Shares	8,120	197,283	(802)	(18,356)	2,152	2,606	207,578

		$14,240,778		$(5,423,973)	$106,360	$158,562	$9,893,950

(1)	Formerly named Janus Aspen Worldwide Portfolio.
(2)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Allocation Portfolio – Moderate
Mutual Funds
Alternative Funds	$–	$1,033,914	$–
Equity Funds	–	5,849,438	–
Fixed Income Funds	–	3,010,598	–

Total Investments in Securities	$–	$9,893,950	$–

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen Global
As of December 31, 2013	Allocation Portfolio -
(all numbers in thousands except net asset value per share)	Moderate(1)

Assets:
Investments at cost	$9,614
Affiliated investments at value	9,894
Cash	–
Receivables:
Portfolio shares sold	49
Dividends	12
Due from adviser	12
Non-interested Trustees’ deferred compensation	–
Other assets	–
Total Assets	9,967
Liabilities:
Payables:
Investments purchased	18
Portfolio shares repurchased	52
Advisory fees	–
Fund administration fees	–
Internal servicing cost	–
Distribution fees and shareholder servicing fees	2
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	36
Total Liabilities	108
Net Assets	$9,859
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$9,372
Undistributed net investment income*	9
Undistributed net realized gain from investment and foreign currency transactions*	198
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	280
Total Net Assets	$9,859
Net Assets - Institutional Shares	$165
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13
Net Asset Value Per Share	$12.28
Net Assets - Service Shares	$9,694
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	789
Net Asset Value Per Share	$12.28

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.

See Notes to Financial Statements.

10 | DECEMBER 31, 2013

Statement of Operations

Janus Aspen Global
For the year ended December 31, 2013	Allocation Portfolio -
(all numbers in thousands)	Moderate(1)

Investment Income:
Dividends from affiliates	$159
Total Investment Income	159
Expenses:
Advisory fees	2
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	54
Transfer agent fees and expenses	1
Registration fees	6
Professional fees	37
Non-interested Trustees’ fees and expenses	–
Fund administration fees	1
Distribution fees and shareholder servicing fees - Service Shares	12
Other expenses	8
Total Expenses	121
Less: Excess Expense Reimbursement	(88)
Net Expenses after Waivers and Expense Offsets	33
Net Investment Income	126
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investments in affiliates	106
Capital gain distributions from Underlying Funds	205
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	249
Net Gain on Investments	560
Net Increase in Net Assets Resulting from Operations	$686

(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Global Allocation
For each year ended December 31	Portfolio - Moderate(1)
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$126	$11
Net realized gain from investments in affiliates	106	2
Capital gain distributions from Underlying Funds	205	7
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	249	38
Net Increase in Net Assets Resulting from Operations	686	58
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(3)	(2)
Service Shares	(115)	(9)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(2)	(2)
Service Shares	(115)	(5)
Net Decrease from Dividends and Distributions to Shareholders	(235)	(18)
Capital Share Transactions:
Shares Sold
Institutional Shares	–	–
Service Shares	9,182	478
Reinvested Dividends and Distributions
Institutional Shares	5	4
Service Shares	230	14
Shares Repurchased
Institutional Shares	–	–
Service Shares	(756)	(38)
Net Increase from Capital Share Transactions	8,661	458
Net Increase in Net Assets	9,112	498
Net Assets:
Beginning of period	747	249
End of period	$9,859	$747

Undistributed Net Investment Income*	$9	$–

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Financial Highlights

Institutional Shares

	Janus Aspen Global Allocation Portfolio – Moderate(1)
For a share outstanding during each year or period ended December 31	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$11.00	$9.79	$10.00
Income from Investment Operations:
Net investment income	0.17	0.20	0.17
Net gain/(loss) on investments (both realized and unrealized)	1.47	1.32	(0.21)
Total from Investment Operations	1.64	1.52	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.18)	(0.17)
Distributions (from capital gains)*	(0.16)	(0.13)	–
Total Distributions	(0.36)	(0.31)	(0.17)
Net Asset Value, End of Period	$12.28	$11.00	$9.79
Total Return**	14.90%	15.63%	(0.38)%
Net Assets, End of Period (in thousands)	$165	$144	$125
Average Net Assets for the Period (in thousands)	$154	$137	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	2.92%	24.54%	69.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.49%	0.60%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.45%	1.87%	5.27%
Portfolio Turnover Rate	68%	42%	7%

Service Shares

	Janus Aspen Global Allocation Portfolio – Moderate(1)
For a share outstanding during each year or period ended December 31	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$10.98	$9.79	$10.00
Income from Investment Operations:
Net investment income	0.16	0.17	0.17
Net gain/(loss) on investments (both realized and unrealized)	1.45	1.33	(0.21)
Total from Investment Operations	1.61	1.50	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.18)	(0.17)
Distributions (from capital gains)*	(0.16)	(0.13)	–
Total Distributions	(0.31)	(0.31)	(0.17)
Net Asset Value, End of Period	$12.28	$10.98	$9.79
Total Return**	14.69%	15.44%	(0.38)%
Net Assets, End of Period (in thousands)	$9,694	$603	$124
Average Net Assets for the Period (in thousands)	$4,800	$316	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	2.42%	26.76%	70.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.66%	0.73%	1.00%(4)
Ratio of Net Investment Income to Average Net Assets***	2.58%	2.78%	5.28%
Portfolio Turnover Rate	68%	42%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.
(2)	Period from August 31, 2011 (inception date) through December 31, 2011.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.25% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Allocation Portfolio – Moderate (formerly named Janus Aspen Moderate Allocation Portfolio) (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds
The Portfolio invests in a variety of underlying funds to pursue its target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio’s asset class allocations generally will vary over short-term periods. The Portfolio’s long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the

14 | DECEMBER 31, 2013

securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on

Janus Aspen Series | 15

Notes to Financial Statements (continued)

market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

The Portfolio classifies each of its investments in underlying funds as Level 2, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold any Level 3 securities as of December 31, 2013.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Allocation Portfolio - Moderate	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of

16 | DECEMBER 31, 2013

Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate noted below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Global Allocation Portfolio - Moderate	0.39

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, fails below the expense limit. The recoupment for such reimbursement expires August 31, 2014. For the year ended December 31, 2013, total reimbursement by Janus Capital was $88,477 for the Portfolio. As of December 31, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $260,672.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolio. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets

Janus Aspen Series | 17

Notes to Financial Statements (continued)

received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

The seed capital contribution by Janus Capital or an affiliate as of December 31, 2013 is indicated in the following table.

Seed
Capital at
Portfolio	12/31/13

Janus Aspen Global Allocation Portfolio - Moderate - Institutional Shares	$125,000
Janus Aspen Global Allocation Portfolio - Moderate - Service Shares	125,000

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Global Allocation Portfolio - Moderate	$9,165	$207,316	$–	$–	$–	$(165)	$270,955

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Allocation Portfolio - Moderate	$9,622,995	$356,979	$(86,024)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Allocation Portfolio - Moderate	$158,561	$76,529	$–	$–

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Allocation Portfolio - Moderate	$13,794	$4,239	$–	$–

18 | DECEMBER 31, 2013

4.	Capital Share Transactions

	Janus Aspen Global
For each year ended December 31	Allocation Portfolio- Moderate
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	–
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	–	–
Shares Outstanding, Beginning of Period	13	13
Shares Outstanding, End of Period	13	13
Transactions in Portfolio Shares – Service Shares:
Shares sold	778	44
Reinvested dividends and distributions	19	1
Shares repurchased	(63)	(3)
Net Increase/(Decrease) in Portfolio Shares	734	42
Shares Outstanding, Beginning of Period	55	13
Shares Outstanding, End of Period	789	55

5.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Allocation Portfolio - Moderate	$12,137,870	$3,390,222	$–	$–

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Global Allocation Portfolio – Moderate
(formerly Janus Aspen Moderate Allocation Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Allocation Portfolio – Moderate (formerly Janus Aspen Moderate Allocation Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

20 | DECEMBER 31, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 21

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

22 | DECEMBER 31, 2013

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Aspen Series | 23

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

24 | DECEMBER 31, 2013

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

26 | DECEMBER 31, 2013

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

28 | DECEMBER 31, 2013

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

30 | DECEMBER 31, 2013

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 31

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

32 | DECEMBER 31, 2013

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34 | DECEMBER 31, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Capital Gains Distributions

Portfolio

Janus Aspen Global Allocation Portfolio - Moderate	$76,529

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Global Allocation Portfolio - Moderate	$3,159	$29,714

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Global Allocation Portfolio - Moderate	15%

Janus Aspen Series | 35

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

36 | DECEMBER 31, 2013

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

38 | DECEMBER 31, 2013

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Allocation Portfolio - Moderate	1/14-Present	Chief Investment Officer Equities and Asset Allocation of Janus Capital and Portfolio Manager for other Janus accounts.

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Allocation Portfolio - Moderate	5/09-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55527	109-02-81125 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Global Research Portfolio (formerly named Janus Aspen Worldwide Portfolio)

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We are bottom-up, fundamental investors. We believe a deep, independent research process and high conviction investing will deliver exceptional results.	Team-Based Approach Led by Jim Goff, Director of Research

PERFORMANCE SUMMARY

Janus Aspen Global Research Portfolio’s Institutional Shares and Service Shares returned 28.43% and 28.08%, respectively, over the 12-month period ended December 31, 2013, while its primary benchmark, the MSCI World Index, returned 26.68%. The Portfolio’s secondary benchmark, the MSCI All Country World Index, returned 22.80%.

DIRECTOR OF RESEARCH COMMENTS ON ENVIRONMENT

While once uneasy during the depths of the global financial crisis, now investors may fret that markets have bounced back too far, too fast. In part, we think they are forgetting how far we fell and how cheap markets were two years ago. The bigger picture, however, is that the concerns over record levels in the U.S. ignore pockets of opportunity within the country.

For example, the shift to mobile computing is opening up areas in communications. Health care innovation and stepped-up Food and Drug Administration approvals mean a wave of drug launches with the promise of better and more effective treatments for some of the world’s most threatening diseases. Our technology sector team also sees opportunity in a broader trend called the “Internet of Things,” the concept that the electronic devices consumers use in their daily lives will interact with each other. We think these pockets of growth and others we have found are investment opportunities. It will be a good environment for companies in the right positions.

We think that with interest rates low – even if the yield curve steepens with Federal Reserve tapering – the broad valuation of equities is not extreme. Price-to-earnings multiples are always foggy lenses to use to evaluate a market, but the view is especially obscured this time around. We see data that shows a clustering on multiples within sectors, meaning investors are not distinguishing between growth prospects. The opportunities we see bring collateral damage. Mobile shopping pressures mall-based retailers; biotechnology innovation is wonderful but a generic wave will pressure some big pharmaceutical companies; China’s restructuring hurts industries with excess capacity; and on and on. It drives the need to be a stock picker.

SECTOR VIEWS

In communications, the big change in consumer media behavior is the shift to “on-demand” viewing. As more consumers take advantage of the opportunity to watch shows outside prime-time hours, it is growing the audience for TV networks’ biggest shows. As these audiences grow, the next important step is to build advertising models around on-demand viewing.

The consumer sector team found the recent holiday season provided a glimpse of how quickly shopping is moving from physical stores to online and mobile channels. While most brands made large investments in recent years to prepare for the shift and create a better multi-channel shopping experience, the change is still a headwind for those mall-based retailers that rely on strong in-store sales to support rent and occupancy costs.

Heading into 2014, several factors could shift oil prices downward, according to our energy sector team. New completion techniques for oil wells are driving better productivity and recovery rates at U.S. horizontal-drilling sites. Pad drilling is also driving greater efficiency. It allows rig operators to house a number of horizontally drilled wells at the same location, instead of having to move a drilling rig to different wells across multiple sites.

In financials, European banks are poised to benefit from more clarity about their regulatory environment. Banks will soon get more details about the European Central Bank’s Single Supervisory Mechanism (SSM) – which will be tasked with central oversight of all the banks in various European countries. Details will emerge about who will lead the SSM and also about the asset quality reviews and the stress tests the SSM will conduct on banks.

Our health care team is focused on new drugs being launched to address some of the world’s largest unmet medical needs, including new treatments for hepatitis C and a variety of cancers. New studies suggest as many as 9% of all baby boomers may be affected with hepatitis C while unaware of their infection. The launch of new, more effective and tolerable treatments should encourage increased awareness and testing for the disease, leading to many people seeking therapy.

Management teams for many large U.S. industrial companies, meanwhile, are more optimistic than at any

Janus Aspen Series | 1

Janus Aspen Global Research Portfolio (unaudited)

point since 2010. A recovering economy, improving order data and the manufacturing renaissance taking place in the U.S. – due to cheap natural gas prices and more competitive wages – have each played a role in boosting sentiment.

Finally, technology companies are operating in a challenging environment. Enterprise IT spending remains tepid. The bulk of the spending taking place is on projects that help move companies from dependence on IT infrastructure to cloud-based services.

PERFORMANCE OVERVIEW

Our health care holdings, led by Gilead Sciences, were our most significant contributors. Gilead rose after its hepatitis C drug, Sovaldi, was approved by the Food and Drug Administration. The company also announced impressive late-stage clinical data for its once-daily combination hepatitis C pill, which demonstrated cure rates well in excess of 90% with as little as eight weeks of treatment for some patients. The data verified our thesis that Gilead has the best offering among hepatitis C treatments and is poised to have one of the strongest drug launches in pharmaceutical industry history. We believe Sovaldi will accelerate Gilead’s earnings growth significantly over the next few years.

Canadian Pacific, the Portfolio’s largest holding, benefited from stronger-than-expected earnings and the naming of a chief financial officer, who previously worked for Canadian integrated energy leader Suncor. We believe the executive could accelerate the railroad company’s plans for share repurchases and his expertise should help with building out Canadian Pacific’s crude-by-rail franchise. The potential for better-than-average industry revenue growth and capital returns to shareholders via share repurchases and a significant increase in dividends are future catalysts for the stock, in our view.

Delta Air Lines was also a top contributor. Delta benefited from general strength in its industry early in the period due to continued record strong operating results as airlines maintained capacity discipline. Consolidation, the latest being American Airlines’ merger with U.S. Airways, also aided the industry. We think investors are beginning to believe airlines will generate higher and more consistent profits than they have historically. Delta has also indicated the possibility of returning cash to shareholders via dividends. We sold our holdings based on the stock’s increased valuation.

Among individual detractors, potash supplier Israel Chemicals led the list. The industry suffered late in July when Uralkali, the world’s largest potash producer, announced it was breaking up a cartel that controlled a significant percentage of world exports, driving prices lower. We sold our position due to the near-term uncertainty. We like Israel Chemicals as a low-cost producer of the soil nutrient used in fertilizer as well as the company’s high dividend yield, but neither attribute offsets the price decline in the commodity.

Turkey-based bank Turkiye Halk Bankasi (also known as Halkbank), another top detractor, suffered from political turmoil in Turkey that involved the arrest of the bank’s CEO. While we continue to monitor the situation, we do not believe it will negatively impact the bank long term, since it is partly owned by the government and systematically important to the development of the Turkish economy.

Cobalt International Energy, a U.S. oil and gas exploration and production (E&P) company, also weighed on performance. The stock declined on a disappointing exploratory well result in the Gulf of Mexico as well as a drilling prospect offshore Angola, which produced significant natural gas but less oil than expected. While the results were disappointing and reflect the risky nature of exploration, we continue to believe the company’s production portfolio is undervalued.

Please see the Derivatives Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

We remain positive on economic progress in the U.S. and believe growth emerging in Europe and Japan will be incrementally beneficial. Europe is recovering, while companies there drive profit growth through corporate restructurings. Japan, meanwhile, will not see a straight line in economic improvement, but it is moving in the right direction, in our view. In China, the economy is slowing, we think, but we are encouraged about the pace and trajectory of reform.

Thank you for your investment in Janus Aspen Global Research Portfolio.

2 | DECEMBER 31, 2013

(unaudited)

Janus Aspen Global Research Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	0.87%
Canadian Pacific Railway, Ltd.	0.86%
Delta Air Lines, Inc.	0.82%
A.P. Moeller – Maersk A/S – Class B	0.78%
Celgene Corp.	0.76%

5 Bottom Performers – Holdings

Contribution

Israel Chemicals, Ltd.	–0.28%
Turkiye Halk Bankasi A/S	–0.27%
Cobalt International Energy, Inc.	–0.21%
FANUC Corp.	–0.21%
American Eagle Outfitters, Inc.	–0.20%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Health Care	2.25%	11.85%	11.12%
Utilities	0.50%	1.83%	3.34%
Materials	0.42%	3.84%	6.01%
Industrials	0.37%	12.52%	11.11%
Information Technology	0.33%	14.37%	11.71%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	–0.76%	12.74%	11.79%
Consumer Staples	–0.51%	9.54%	10.52%
Other**	–0.29%	1.10%	0.00%
Financials	–0.28%	19.53%	20.81%
Energy	–0.14%	11.26%	9.81%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Global Research Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Canadian Pacific Railway, Ltd. Road & Rail	2.2%
A.P. Moeller – Maersk A/S – Class B Marine	1.9%
AIA Group, Ltd. Insurance	1.8%
Keyence Corp. Electronic Equipment, Instruments & Components	1.7%
Apple, Inc. Computers & Peripherals	1.6%

9.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Emerging markets comprised 5.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

4 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Research Portfolio – Institutional Shares	28.43%	16.24%	5.37%	8.51%	0.55%

Janus Aspen Global Research Portfolio – Service Shares	28.08%	15.95%	5.11%	8.23%	0.80%

MSCI World IndexSM	26.68%	15.02%	6.98%	6.98%

MSCI All Country World IndexSM	22.80%	14.92%	7.17%	N/A**

Morningstar Quartile – Institutional Shares	2nd	2nd	4th	3rd

Morningstar Ranking – based on total returns for World Stock Funds	325/1,080	306/757	431/473	107/202

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Global Research Portfolio (unaudited)

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective May 1, 2013, Janus Aspen Worldwide Portfolio changed its name to Janus Aspen Global Research Portfolio.

*	The Portfolio’s inception date – September 13, 1993
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,180.70	$2.80	$1,000.00	$1,022.63	$2.60	0.51%

Service Shares	$1,000.00	$1,179.30	$4.17	$1,000.00	$1,021.37	$3.87	0.76%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2013

Janus Aspen Global Research Portfolio(1)

Schedule of Investments

As of December 31, 2013

Shares		Value

Common Stock – 98.5%
Aerospace & Defense – 0.6%
18,224	Precision Castparts Corp.	$4,907,723
Air Freight & Logistics – 0.6%
26,479	Panalpina Welttransport Holding A.G.	4,438,899
Airlines – 1.1%
232,079	United Continental Holdings, Inc.*	8,779,549
Auto Components – 1.2%
407,000	NGK Spark Plug Co., Ltd.	9,625,131
Automobiles – 1.6%
23,146	Hyundai Motor Co.	5,187,670
493,000	Isuzu Motors, Ltd.	3,062,228
154,712	Maruti Suzuki India, Ltd.	4,412,231
		12,662,129
Beverages – 2.6%
65,714	PepsiCo, Inc.	5,450,319
64,148	Pernod-Ricard S.A.	7,307,274
149,074	SABMiller PLC	7,653,997
		20,411,590
Biotechnology – 4.4%
36,916	Alexion Pharmaceuticals, Inc.*	4,912,043
69,447	Alkermes PLC*	2,823,715
37,323	Celgene Corp.*	6,306,094
107,326	Gilead Sciences, Inc.*	8,065,549
72,234	Medivation, Inc.*	4,609,974
133,306	NPS Pharmaceuticals, Inc.*	4,047,170
381,392	Swedish Orphan Biovitrum A.B.*	3,959,302
		34,723,847
Capital Markets – 3.4%
211,074	Blackstone Group L.P.	6,648,831
146,218	Deutsche Bank A.G.	6,974,399
69,742	T. Rowe Price Group, Inc.	5,842,287
374,423	UBS A.G.	7,103,877
		26,569,394
Chemicals – 2.2%
835,065	Alent PLC	4,908,324
65,002	LyondellBasell Industries N.V. – Class A	5,218,361
60,450	Monsanto Co.	7,045,447
		17,172,132
Commercial Banks – 5.8%
103,420	BNP Paribas S.A.	8,059,237
6,871,000	China Construction Bank Corp.	5,183,821
803,080	HSBC Holdings PLC	8,807,725
95,891	Qatar National Bank SAQ*	4,529,620
512,956	Sberbank of Russia (ADR)	6,452,987
1,431,700	Seven Bank, Ltd.	5,588,648
477,135	Turkiye Halk Bankasi A/S	2,701,393
120,993	U.S. Bancorp	4,888,117
		46,211,548
Commercial Services & Supplies – 0.4%
81,224	Tyco International, Ltd. (U.S. Shares)	3,333,433
Communications Equipment – 1.6%
161,362	CommScope Holding Co., Inc.*	3,052,969
51,068	Motorola Solutions, Inc.	3,447,090
498,532	Telefonaktiebolaget L.M. Ericsson – Class B	6,086,372
		12,586,431
Computers & Peripherals – 1.6%
22,282	Apple, Inc.**	12,502,653
Consumer Finance – 0.7%
63,620	American Express Co.	5,772,243
Containers & Packaging – 0.8%
144,023	Crown Holdings, Inc.*	6,419,105
Diversified Financial Services – 3.0%
132,424	Citigroup, Inc.	6,900,615
395,779	ING Groep N.V.*	5,498,745
17,453	IntercontinentalExchange Group, Inc.	3,925,529
122,275	JPMorgan Chase & Co.	7,150,642
		23,475,531
Electric Utilities – 1.0%
198,516	Brookfield Infrastructure Partners L.P.	7,785,797
Electrical Equipment – 0.7%
141,888	Sensata Technologies Holding N.V.*	5,500,998
Electronic Equipment, Instruments & Components – 2.8%
50,954	Amphenol Corp. – Class A	4,544,078
30,700	Keyence Corp.	13,120,904
79,247	TE Connectivity, Ltd. (U.S. Shares)	4,367,302
		22,032,284
Energy Equipment & Services – 2.8%
25,829	Core Laboratories N.V.	4,932,048
56,426	Helmerich & Payne, Inc.	4,744,298
71,840	National Oilwell Varco, Inc.	5,713,435
347,060	Petrofac, Ltd.	7,033,486
		22,423,267
Food & Staples Retailing – 1.6%
34,448	Costco Wholesale Corp.	4,099,656
114,539	Shoprite Holdings, Ltd.	1,797,550
123,158	Whole Foods Market, Inc.	7,122,227
		13,019,433
Food Products – 2.0%
84,704	Hershey Co.	8,235,770
108,451	Nestle S.A.	7,941,074
		16,176,844
Health Care Equipment & Supplies – 0.5%
113,208	Abbott Laboratories	4,339,263
Health Care Providers & Services – 2.2%
71,356	Aetna, Inc.	4,894,308
102,123	Express Scripts Holding Co.*	7,173,119
91,722	Omnicare, Inc.	5,536,340
		17,603,767
Hotels, Restaurants & Leisure – 0.5%
1,197,150	Bwin.Party Digital Entertainment PLC	2,440,008
676,000	Shangri-La Asia, Ltd.	1,318,174
		3,758,182
Household Products – 1.1%
133,931	Colgate-Palmolive Co.	8,733,640
Industrial Conglomerates – 1.0%
62,460	Danaher Corp.	4,821,912
4,832,000	Shun Tak Holdings, Ltd.	2,841,620
		7,663,532

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Global Research Portfolio(1)

Schedule of Investments

As of December 31, 2013

Shares		Value

Information Technology Services – 2.7%
159,470	Amdocs, Ltd. (U.S. Shares)	$6,576,543
9,275	MasterCard, Inc. – Class A	7,748,892
34,451	Teradata Corp.*	1,567,176
23,546	Visa, Inc. – Class A	5,243,223
		21,135,834
Insurance – 2.8%
2,893,800	AIA Group, Ltd.	14,517,516
353,374	Prudential PLC	7,840,144
		22,357,660
Internet & Catalog Retail – 1.6%
10,211	Amazon.com, Inc.*	4,072,045
3,253	priceline.com, Inc.*	3,781,287
337,600	Rakuten, Inc.	5,014,782
		12,868,114
Internet Software & Services – 2.3%
82,266	eBay, Inc.*	4,515,581
9,505	Google, Inc. – Class A*	10,652,349
107,528	Youku Tudou, Inc. (ADR)*	3,258,098
		18,426,028
Leisure Equipment & Products – 0.5%
85,010	Mattel, Inc.	4,044,776
Machinery – 1.0%
47,451	Dover Corp.	4,580,920
61,309	Vallourec S.A.	3,339,711
		7,920,631
Marine – 2.3%
1,383	A.P. Moeller – Maersk A/S – Class B	15,010,429
24,941	Kuehne + Nagel International A.G.	3,274,940
		18,285,369
Media – 3.6%
65,244	CBS Corp. – Class B	4,158,653
114,457	Comcast Corp. – Class A	5,947,758
17,126	Liberty Global PLC*	1,444,064
42,573	Liberty Global PLC – Class A*	3,788,571
17,550	Time Warner Cable, Inc.	2,378,025
176,506	Twenty-First Century Fox, Inc.	6,209,481
58,865	Walt Disney Co.	4,497,286
		28,423,838
Metals & Mining – 0.6%
193,481	ThyssenKrupp A.G.	4,708,208
Oil, Gas & Consumable Fuels – 9.7%
78,879	Anadarko Petroleum Corp.	6,256,682
169,246	Cobalt International Energy, Inc.*	2,784,097
134,297	Enterprise Products Partners L.P.	8,903,891
47,897	EOG Resources, Inc.	8,039,033
160,915	Genel Energy PLC*	2,864,110
192,136	Koninklijke Vopak N.V.	11,238,064
106,563	Noble Energy, Inc.**	7,258,006
852,606	Ophir Energy PLC*	4,627,452
98,880	Phillips 66	7,626,614
117,085	Royal Dutch Shell PLC (ADR)	8,344,648
295,616	Tullow Oil PLC	4,184,838
92,438	Valero Energy Corp.	4,658,875
		76,786,310
Pharmaceuticals – 5.0%
100,231	AstraZeneca PLC (ADR)	5,950,715
80,531	Endo Health Solutions, Inc.*	5,432,621
37,585	Jazz Pharmaceuticals PLC*	4,756,758
25,158	Roche Holding A.G.	7,030,022
115,068	Shire PLC	5,433,613
43,985	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	5,163,839
178,225	Zoetis, Inc.	5,826,175
		39,593,743
Professional Services – 0.6%
73,823	Verisk Analytics, Inc. – Class A*	4,851,647
Real Estate Investment Trusts (REITs) – 1.6%
64,615	American Tower Corp.	5,157,569
162,531	Lexington Realty Trust	1,659,442
25,836	Simon Property Group, Inc.	3,931,206
38,275	Ventas, Inc.	2,192,392
		12,940,609
Real Estate Management & Development – 2.1%
138,635	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	5,383,197
56,906	Jones Lang LaSalle, Inc.	5,826,605
183,000	Mitsubishi Estate Co., Ltd.	5,466,189
		16,675,991
Road & Rail – 2.6%
115,251	Canadian Pacific Railway, Ltd.	17,432,514
22,438	Kansas City Southern	2,778,498
		20,211,012
Semiconductor & Semiconductor Equipment – 2.5%
318,998	ARM Holdings PLC	5,804,573
461,875	Atmel Corp.*	3,616,481
325,146	ON Semiconductor Corp.*	2,679,203
1,899	Samsung Electronics Co., Ltd.	2,469,132
1,524,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,395,369
		19,964,758
Software – 2.0%
26,201	ANSYS, Inc.*	2,284,727
24,307	Intuit, Inc.	1,855,110
140,100	Nexon Co., Ltd.	1,293,354
26,600	Nintendo Co., Ltd.	3,539,424
82,214	Oracle Corp.	3,145,508
48,381	Solera Holdings, Inc.	3,423,440
		15,541,563
Specialty Retail – 2.1%
1,465,400	Chow Tai Fook Jewellery Group, Ltd.	2,184,682
90,544	Lowe’s Cos., Inc.	4,486,455
45,771	PetSmart, Inc.	3,329,840
42,874	Tiffany & Co.	3,977,850
40,474	Williams-Sonoma, Inc.	2,358,825
		16,337,652
Textiles, Apparel & Luxury Goods – 1.8%
26,654	Cie Financiere Richemont S.A.	2,654,042
58,801	NIKE, Inc. – Class B	4,624,111
347,261	Prada SpA	3,090,148
1,247,400	Samsonite International S.A.	3,796,575
		14,164,876

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares		Value

Tobacco – 2.0%
226,016	Imperial Tobacco Group PLC	$8,749,199
215,300	Japan Tobacco, Inc.	6,993,314
		15,742,513
Wireless Telecommunication Services – 1.3%
132,480	T-Mobile U.S., Inc.	4,456,627
3,988,000	Tower Bersama Infrastructure Tbk PT	1,902,171
991,259	Vodafone Group PLC	3,889,736
		10,248,534

Total Common Stock (cost $641,900,301)		779,858,011

Preferred Stock – 0.8%
Automobiles – 0.8%
23,035	Volkswagen A.G., 1.7600% (cost $5,985,263)	6,468,850

Money Market – 0.4%
2,815,221	Janus Cash Liquidity Fund LLC, 0%£ (cost $2,815,221)	2,815,221

Total Investments (total cost $650,700,785) – 99.7%		789,142,082

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		2,183,677

Net Assets – 100%		$791,325,759

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$27,979,550	3.5%
China	8,441,919	1.1%
Denmark	15,010,429	1.9%
France	18,706,222	2.4%
Germany	18,151,457	2.3%
Hong Kong	20,861,992	2.6%
India	4,412,231	0.6%
Indonesia	1,902,171	0.2%
Italy	3,090,148	0.4%
Japan	53,703,974	6.8%
Netherlands	16,736,809	2.1%
Qatar	4,529,620	0.6%
Russia	6,452,987	0.8%
South Africa	1,797,550	0.2%
South Korea	7,656,802	1.0%
Sweden	10,045,674	1.3%
Switzerland	32,442,854	4.1%
Taiwan	5,395,369	0.7%
Turkey	5,565,503	0.7%
United Kingdom	85,668,458	10.9%
United States††	440,590,363	55.8%

Total	$789,142,082	100.0%

††	Includes Cash Equivalents of 0.4%.

(1)	Formerly named Janus Aspen Worldwide Portfolio.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Research Portfolio	$10,385,667

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Global Research Portfolio
Janus Cash Liquidity Fund LLC	181,060,717	$181,060,717	(186,307,086)	$(186,307,086)	$–	$7,601	$2,815,221

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Research Portfolio

Common Stock	$779,858,011	$–	$–

Preferred Stock	–	6,468,850	–

Money Market	–	2,815,221	–

Total Investments in Securities	$779,858,011	$9,284,071	$–

10 | DECEMBER 31, 2013

Statement of Assets and Liabilities

As of December 31, 2013	Janus Aspen Global
(all numbers in thousands except net asset value per share)	Research Portfolio(1)

Assets:
Investments at cost	$650,701
Unaffiliated investments at value	$786,327
Affiliated investments at value	2,815
Cash	126
Receivables:
Investments sold	2,228
Portfolio shares sold	954
Dividends	375
Foreign dividend tax reclaim	236
Non-interested Trustees’ deferred compensation	16
Other assets	216
Total Assets	793,293
Liabilities:
Payables:
Investments purchased	936
Portfolio shares repurchased	568
Dividends	–
Advisory fees	317
Fund administration fees	6
Internal servicing cost	–
Distribution fees and shareholder servicing fees	43
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	16
Accrued expenses and other payables	77
Total Liabilities	1,967
Net Assets	$791,326
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$882,488
Undistributed net investment income*	2,673
Undistributed net realized loss from investment and foreign currency transactions*	(232,288)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	138,453
Total Net Assets	$791,326
Net Assets - Institutional Shares	$588,619
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,096
Net Asset Value Per Share	$38.99
Net Assets - Service Shares	$202,707
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,279
Net Asset Value Per Share	$38.40

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Worldwide Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

For the year ended December 31, 2013	Janus Aspen Global
(all numbers in thousands)	Research Portfolio(1)

Investment Income:
Dividends	$11,695
Dividends from affiliates	8
Other Income	6
Foreign tax withheld	(561)
Total Investment Income	11,148
Expenses:
Advisory fees	3,492
Internal servicing expense - Institutional Shares	4
Internal servicing expense - Service Shares	1
Shareholder reports expense	76
Transfer agent fees and expenses	2
Registration fees	21
Custodian fees	83
Professional fees	63
Non-interested Trustees’ fees and expenses	14
Fund administration fees	73
Distribution fees and shareholder servicing fees - Service Shares	456
Other expenses	38
Total Expenses	4,323
Net Expenses after Waivers and Expense Offsets	4,323
Net Investment Income	6,825
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	87,985
Net realized loss from written options contracts	(299)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	87,964
Net Gain on Investments	175,650
Net Increase in Net Assets Resulting from Operations	$182,475

(1)	Formerly named Janus Aspen Worldwide Portfolio.

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Statements of Changes in Net Assets

	Janus Aspen
	Global Research
For each year ended December 31	Portfolio(1)
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$6,825	$7,441
Net realized gain/(loss) from investment and foreign currency transactions	87,686	(21,447)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	87,964	133,207
Net Increase in Net Assets Resulting from Operations	182,475	119,201
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(6,621)	(4,347)
Service Shares	(2,000)	(1,170)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	(8,621)	(5,517)
Capital Share Transactions:
Shares Sold
Institutional Shares	11,334	9,037
Service Shares	30,674	20,231
Reinvested Dividends and Distributions
Institutional Shares	6,621	4,347
Service Shares	2,000	1,170
Shares Repurchased
Institutional Shares	(76,459)	(76,008)
Service Shares	(29,473)	(30,253)
Service II Shares(2)	N/A	(11)
Net Decrease from Capital Share Transactions	(55,303)	(71,487)
Net Increase in Net Assets	118,551	42,197
Net Assets:
Beginning of period	672,775	630,578
End of period	$791,326	$672,775

Undistributed Net Investment Income*	$2,673	$4,769

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Worldwide Portfolio.
(2)	A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Global Research Portfolio(1)
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$30.74	$25.83	$30.13	$26.18	$19.27
Income from Investment Operations:
Net investment income	0.38	0.37	0.31	0.20	0.29
Net gain/(loss) on investments (both realized and unrealized)	8.29	4.79	(4.44)	3.92	6.94
Total from Investment Operations	8.67	5.16	(4.13)	4.12	7.23
Less Distributions:
Dividends (from net investment income)*	(0.42)	(0.25)	(0.17)	(0.17)	(0.32)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.42)	(0.25)	(0.17)	(0.17)	(0.32)
Net Asset Value, End of Period	$38.99	$30.74	$25.83	$30.13	$26.18
Total Return	28.43%	20.08%	(13.74)%	15.83%	37.70%
Net Assets, End of Period (in thousands)	$588,619	$516,001	$490,539	$648,827	$639,936
Average Net Assets for the Period (in thousands)	$550,131	$505,342	$587,144	$623,284	$558,029
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.53%	0.55%	0.70%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.53%	0.55%	0.70%	0.65%	0.63%
Ratio of Net Investment Income to Average Net Assets	0.99%	1.19%	1.05%	0.76%	1.35%
Portfolio Turnover Rate	101%	56%	88%	86%	206%

Service Shares

	Janus Aspen Global Research Portfolio(1)
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$30.31	$25.51	$29.80	$25.93	$19.10
Income from Investment Operations:
Net investment income	0.25	0.23	0.19	0.12	0.24
Net gain/(loss) on investments (both realized and unrealized)	8.22	4.79	(4.34)	3.88	6.87
Total from Investment Operations	8.47	5.02	(4.15)	4.00	7.11
Less Distributions:
Dividends (from net investment income)*	(0.38)	(0.22)	(0.14)	(0.13)	(0.28)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.38)	(0.22)	(0.14)	(0.13)	(0.28)
Net Asset Value, End of Period	$38.40	$30.31	$25.51	$29.80	$25.93
Total Return	28.12%	19.77%	(13.95)%	15.52%	37.40%
Net Assets, End of Period (in thousands)	$202,707	$156,774	$140,029	$172,885	$144,294
Average Net Assets for the Period (in thousands)	$181,844	$149,451	$165,580	$151,800	$114,103
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.78%	0.80%	0.95%	0.90%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.78%	0.80%	0.95%	0.90%	0.88%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.94%	0.81%	0.50%	1.08%
Portfolio Turnover Rate	101%	56%	88%	86%	206%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Worldwide Portfolio.

See Notes to Financial Statements.

14 | DECEMBER 31, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Research Portfolio (formerly named Janus Aspen Worldwide Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 15

Notes to Financial Statements (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy.

16 | DECEMBER 31, 2013

Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold any Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Global Research Portfolio	$132,169,189

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year. Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose

Janus Aspen Series | 17

Notes to Financial Statements (continued)

performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

18 | DECEMBER 31, 2013

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security

Janus Aspen Series | 19

Notes to Financial Statements (continued)

increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the year ended December 31, 2013 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Research Portfolio
Options outstanding at December 31, 2012	–	$–
Options written	1,810	27,380
Options closed	(1,810)	(27,380)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2013	–	$–

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions		Written options contracts	Total

Janus Aspen Global Research Portfolio
Equity Contracts	$(172,298	)*	$(298,815)	$(471,113)
Foreign Exchange Contracts	5,679,526		–	5,679,526

Total	$5,507,228		$(298,815)	$5,208,413

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Aspen Global Research Portfolio
Equity Contracts	$132,769*
Foreign Exchange Contracts	(1,729,597)

Total	$(1,596,828)

*	Amounts relate to purchased options.

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations is indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

20 | DECEMBER 31, 2013

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a

Janus Aspen Series | 21

Notes to Financial Statements (continued)

single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Global Research Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Global Research Portfolio	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance

22 | DECEMBER 31, 2013

was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the year ended December 31, 2013, the Portfolio recorded a Performance Adjustment of $(913,104).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the

Janus Aspen Series | 23

Notes to Financial Statements (continued)

cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Global Research Portfolio	$3,001,097	$–	$(232,005,326)	$–	$–	$(7,063)	$137,849,154

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2013

	December 31,	No Expiration		Accumulated
Portfolio	2017	Short-Term	Long-Term	Capital Losses

Janus Aspen Global Research Portfolio	$(232,005,326)	$–	$–	$(232,005,326)

During the year ended December 31, 2013, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Research Portfolio	$79,943,846

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments

24 | DECEMBER 31, 2013

are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Research Portfolio	$651,292,928	$147,512,900	$(9,663,746)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Research Portfolio	$8,621,812	$–	$–	$–

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Research Portfolio	$5,517,135	$–	$–	$–

6.	Capital Share Transactions

For each year ended December 31	Janus Aspen Global Research Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	330	320
Reinvested dividends and distributions	195	155
Shares repurchased	(2,214)	(2,684)
Net Increase/(Decrease) in Portfolio Shares	(1,689)	(2,209)
Shares Outstanding, Beginning of Period	16,785	18,994
Shares Outstanding, End of Period	15,096	16,785
Transactions in Portfolio Shares – Service Shares
Shares sold	904	724
Reinvested dividends and distributions	60	42
Shares repurchased	(857)	(1,084)
Net Increase/(Decrease) in Portfolio Shares	107	(318)
Shares Outstanding, Beginning of Period	5,172	5,490
Shares Outstanding, End of Period	5,279	5,172
Transactions in Portfolio Shares – Service II Shares(1)(2)
Shares sold	N/A	–
Reinvested dividends and distributions	N/A	–
Shares repurchased	N/A	(386)
Net Increase/(Decrease) in Portfolio Shares	N/A	(386)
Shares Outstanding, Beginning of Period	–	386
Shares Outstanding, End of Period	N/A	–

(1)	Transactions in Portfolio Shares - Service II Shares are not in thousands.
(2)	A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Research Portfolio	$729,501,089	$774,601,338	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Global Research Portfolio
(formerly named Janus Aspen Worldwide Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Research Portfolio (formerly named Janus Aspen Worldwide Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

28 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

30 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

32 | DECEMBER 31, 2013

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

34 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

36 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

38 | DECEMBER 31, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited) (continued)

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

40 | DECEMBER 31, 2013

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 41

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Global Research Portfolio	48%

42 | DECEMBER 31, 2013

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

44 | DECEMBER 31, 2013

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Aspen Global Research Portfolio	5/13-Present	Vice President and Director of Equity Research of Janus Capital.

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

46 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55230	109-02-81112 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Global Technology Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We seek to identify strong businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our willingness to focus our investments where we feel we have a research edge, and our commitment to delivering strong long-term results for our clients.
J. Bradley Slingerlend portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2013, Janus Aspen Global Technology Portfolio’s Institutional Shares and Service Shares returned 35.76% and 35.39%, respectively. By comparison, the Portfolio’s secondary and primary benchmarks, the MSCI World Information Technology Index and the S&P 500® Index, returned 28.72% and 32.39%, respectively.

INVESTMENT ENVIRONMENT

Global technology stocks generated excellent returns during 2013, performing in line with broader global developed markets. All technology subsectors, led by Internet software/services and data processing, generated gains during the year. Among relative detractors, IT consulting suffered from the fiscal year U.S. immigration cap limit on temporary foreign workers being reached in early April. In other segments, communications equipment stocks performed well, reflecting higher expenditures among service providers building faster networks to accommodate stronger consumer adoption of smartphones and tablet computers. Semiconductors, meanwhile, rebounded off a cyclical low reached in the fourth quarter of 2012. Cloud-computing and consumer Internet stocks generally saw valuations expand to somewhat unprecedented levels, reminiscent of the 1999 technology bubble. Scarcity of alternative growth investments drove most of the returns rather than improving fundamentals, in our view.

Despite the bullish environment, enterprise spending overall was weak. Along with ongoing softness due to reduced U.S. federal government spending and general European economic weakness, U.S.-based technology companies were also negatively impacted by the National Security Agency’s (NSA) spying scandal during the fourth quarter, and the ongoing shift to cloud computing. Consumer spending, meanwhile, remained firmly focused on handsets and tablets, with few other areas showing strength.

PORTFOLIO MANAGER COMMENTS

We spend a lot of time thinking about competitive advantage. Many great investors believe that good investments rely on businesses with wide “moats” or protective barriers that keep competitors from eroding their position. Traditionally, these competitive barriers relied on obfuscation of information, in our view. A company would essentially hold secrets or power over some aspect of their business – the supply chain, distribution, marketing expenditures, brand value, etc. Through our analytical lens of disruption and innovation driven by new and evolving technologies, we believe the traditional concepts of “moats” are anachronistic – they do not apply to the 21st-century global economy. In fact, we believe these pre-existing “moats” may now be vulnerabilities for many companies across many sectors, not simply limited to the technology sector.

Billions of people in the global economy today have smartphones or low-cost tablets – a theme we have discussed before in these letters. We believe it represents the most transformative technological force of the decade, and probably well into next decade. We expect over 5 billion people to have access to smart-mobile devices within a few years. That is remarkable. This transformation has finally brought the promise of the Internet into existence – ubiquitous real time information access. Pockets of hidden information around the world are finally becoming open, and in the process dramatically impacting many businesses, industries and government regimes.

Is there still such a thing as sustainable competitive advantage in the information age we now find ourselves in? We believe there are patterns of behavior inside companies and industries that can lead to solid competitive advantage and resilience, but perhaps not sustainable competitive advantage over a very long time period. There are several characteristics we look for as hallmarks of companies that have a chance at building solid, long-term businesses: 1) A long-term focused management team and board, usually with 5 to 10-year outlooks and incentive structures, 2) A strong culture of

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

innovation, focused on the current and evolving needs of customers, and 3) A strong ability to adapt, evolve and be flexible in the face of ever-changing circumstances and potential disruptions.

In addition to these aspects we look for businesses with strong network effects – those that create win-win solutions for their customers, suppliers, partners and shareholders, in our view. Lastly, we look for companies that can grow at a steady pace for a very long time – we believe this creates a stable backdrop for potential competitive advantage.

We do not believe there are any magic formulas or complicated strategies that differentiate winners and losers. Rather, it often comes down to a very focused and intentioned management team that leads by example, instilling a culture that can endure disruption, and emerge even stronger on the other side. Increasingly, we are finding these attributes in strong companies leveraging technology in other sectors such as health care, finance, industrials and retail. It is very exciting to be able to invest in the broad and accelerating innovation around the world, and we believe the companies in the Janus Global Technology Portfolio benefit from innovation and building 21st-century competitive advantages.

CONTRIBUTORS TO PERFORMANCE

Internet search engine leader Google was our largest contributor. The company benefited from better-than-expected quarterly results, with strong year-over-year revenue growth. The company’s transition from desktop to mobile search has continued to exceed market expectations, and there is greater investor appreciation for its powerful platform. We feel the company remains attractively valued relative to the multi-year growth outlook we see for its resilient core search business combined with potential growth drivers around its Android software for mobile devices, YouTube, mobile and enterprise businesses.

Another key contributor, MasterCard, rose after the credit card company hiked its dividend significantly and authorized a new stock repurchase program. The company saw strong transaction growth both in the U.S. and overseas. We continue to appreciate the company’s strong and predictable growth profile, large addressable market globally (i.e., increasing use of electronic forms of payment instead of cash and checks), high returns on invested capital and considerable capital return to shareholders via dividends and stock repurchases.

Electronic connectors maker TE Connectivity was another top contributor. TE Connectivity reported better-than-expected results on improved margins, and it raised its full-year guidance. The stock also benefited after another electronics connectors manufacturer was acquired during the third quarter. We continue to appreciate TE Connectivity’s industry-leading position.

DETRACTORS FROM PERFORMANCE

VMware was our largest individual detractor. The server virtualization software designer traded lower after the company gave guidance that was below the market’s expectations. We sold our position after gains earlier in the period made its risk/reward profile less attractive.

Enterprise data analysis firm Teradata, another detractor, declined after the company warned its quarterly results would be below expectations and reduced its full-year outlook, citing particular weakness in emerging markets. We feel the market overreacted to short-term concerns, so we added to our position. As the leading data warehousing provider, Teradata offers an attractive growth profile, in our view. We believe Teradata has a well-positioned product and services portfolio to help organizations leverage data in generating insights for competitive advantage.

Indonesian telecommunications tower company Tower Bersama, which also weighed on performance, suffered from weak performance in the Indonesian equity markets. Indonesia was among emerging markets negatively impacted by the U.S. Federal Reserve’s announcement that it planned to begin a gradual reduction in its stimulative bond-buying program. Tower Bersama’s fundamentals remained strong; therefore, we added to our position. We believe Tower Bersama has pricing power similar to tower companies in the U.S. and will benefit from the proliferation of mobile devices that are increasing demand for more towers. We appreciate both the company’s historical cash generation capability and its growth potential, given the country’s sparse geography and need for towers.

Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.

Thanks you for your investment in Janus Aspen Global Technology Portfolio.

2 | DECEMBER 31, 2013

(unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	3.42%
MasterCard, Inc. – Class A	1.54%
TE Connectivity, Ltd. (U.S. Shares)	1.37%
Apple, Inc.	1.30%
Amphenol Corp. – Class A	1.24%

5 Bottom Performers – Holdings

Contribution

VMware, Inc. – Class A	–0.22%
Teradata Corp.	–0.21%
Tower Bersama Infrastructure Tbk PT	–0.13%
Citrix Systems, Inc.	–0.11%
Samsung Electronics Co., Ltd.	–0.10%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	2.21%	9.77%	12.04%
Information Technology	1.69%	76.11%	18.03%
Energy	0.77%	0.00%	10.66%
Utilities	0.64%	0.00%	3.28%
Consumer Staples	0.61%	0.03%	10.49%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Industrials	–1.90%	4.74%	10.35%
Other**	–1.36%	4.26%	0.00%
Health Care	–0.56%	1.27%	12.74%
Materials	0.23%	0.00%	3.44%
Telecommunication Services	0.28%	0.99%	2.72%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Apple, Inc. Computers & Peripherals	10.7%
Google, Inc. – Class A Internet Software & Services	9.4%
Oracle Corp. Software	4.8%
Amphenol Corp. – Class A Electronic Equipment, Instruments & Components	3.7%
TE Connectivity, Ltd. (U.S. Shares) Electronic Equipment, Instruments & Components	2.9%

31.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Emerging markets comprised 7.1% of total net assets.

*Includes Securities Sold Short of (0.6)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

4 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	35.76%	23.80%	9.31%	–0.92%	0.76%

Janus Aspen Global Technology Portfolio – Service Shares	35.39%	23.52%	9.02%	–1.18%	1.01%

S&P 500® Index	32.39%	17.94%	7.41%	3.68%

MSCI World Information Technology Index	28.72%	19.08%	6.15%	–2.24%**

Morningstar Quartile – Institutional Shares	2nd	1st	2nd	3rd

Morningstar Ranking – based on total returns for Technology Funds	72/203	51/203	71/194	86/141

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,244.30	$4.58	$1,000.00	$1,021.12	$4.13	0.81%

Service Shares	$1,000.00	$1,241.10	$5.99	$1,000.00	$1,019.86	$5.40	1.06%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | DECEMBER 31, 2013

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Contract Amounts		Value

Common Stock – 97.8%
Aerospace & Defense – 0.5%
21,338	Ultra Electronics Holdings PLC**	$681,154
Communications Equipment – 3.3%
38,203	CommScope Holding Co., Inc.*	722,801
18,642	QUALCOMM, Inc.	1,384,168
213,901	Telefonaktiebolaget L.M. Ericsson – Class B	2,611,429
		4,718,398
Computers & Peripherals – 11.0%
27,371	Apple, Inc.**	15,358,142
3,057	Stratasys, Ltd.*	411,778
		15,769,920
Consumer Finance – 1.9%
24,080	American Express Co.	2,184,778
9,085	Discover Financial Services	508,306
		2,693,084
Diversified Financial Services – 0.3%
90,300	BM&F Bovespa S.A.	423,383
Electrical Equipment – 0.9%
33,926	Sensata Technologies Holding N.V.*	1,315,311
Electronic Equipment, Instruments & Components – 9.7%
58,897	Amphenol Corp. – Class A	5,252,434
800	Keyence Corp.**	341,913
120,480	National Instruments Corp.	3,857,770
74,466	TE Connectivity, Ltd. (U.S. Shares)	4,103,821
258,975	WT Microelectronics Co., Ltd.	306,338
		13,862,276
Food & Staples Retailing – 0.1%
2,298	Whole Foods Market, Inc.	132,893
Health Care Technology – 0.9%
10,102	athenahealth, Inc.*	1,358,719
Hotels, Restaurants & Leisure – 0.6%
442,028	Bwin.Party Digital Entertainment PLC**	900,933
Information Technology Services – 8.3%
76,370	Amdocs, Ltd. (U.S. Shares)	3,149,499
11,200	Cognizant Technology Solutions Corp. – Class A*	1,130,976
16,615	Gartner, Inc.*	1,180,496
15,983	Jack Henry & Associates, Inc.	946,353
4,487	MasterCard, Inc. – Class A	3,748,709
11,397	QIWI PLC (ADR)	638,232
24,756	Teradata Corp.*	1,126,150
		11,920,415
Internet & Catalog Retail – 5.2%
6,323	Amazon.com, Inc.*	2,521,549
19,086	Ctrip.com International, Ltd. (ADR)*	947,047
1,247	Netflix, Inc.*	459,108
1,009	priceline.com, Inc.*	1,172,862
7,091	Qunar Cayman Islands, Ltd. (ADR)*	188,124
120,000	Rakuten, Inc.**	1,782,505
10,218	zulily, Inc.*	423,332
		7,494,527
Internet Software & Services – 17.8%
26,036	ChannelAdvisor Corp.*	1,085,962
10,625	Cornerstone OnDemand, Inc.*	566,737
57,615	eBay, Inc.*	3,162,487
12,013	Google, Inc. – Class A*,**	13,463,089
2,004	LinkedIn Corp. – Class A*	434,527
11,599	Marin Software, Inc.*	118,774
9,623	MercadoLibre, Inc.	1,037,263
3,914	Shutterstock, Inc.*	327,328
20,100	Tencent Holdings, Ltd.	1,282,107
10,647	Twitter, Inc.*	677,682
21,905	Yandex N.V. – Class A*	945,201
5,625	Yelp, Inc.*	387,844
38,000	Youku Tudou, Inc. (ADR)*	1,151,400
10,693	Zillow, Inc. – Class A*	873,939
		25,514,340
Machinery – 2.2%
17,149	FANUC Corp.**	3,135,324
Media – 2.4%
29,891	News Corp. – Class A*	538,636
46,845	SFX Entertainment, Inc.*	562,140
31,556	Twenty-First Century Fox, Inc.	1,110,140
16,132	Walt Disney Co.	1,232,485
		3,443,401
Oil, Gas & Consumable Fuels – 0.4%
25,738	Apptio, Inc.*,§	584,114
Professional Services – 1.0%
4,623	Corporate Executive Board Co.	357,959
16,679	Verisk Analytics, Inc. – Class A*	1,096,144
		1,454,103
Real Estate Investment Trusts (REITs) – 1.7%
29,878	American Tower Corp.	2,384,862
Semiconductor & Semiconductor Equipment – 9.2%
205,312	ARM Holdings PLC**	3,735,912
273,151	Atmel Corp.*	2,138,772
42,785	Cypress Semiconductor Corp.	449,242
40,359	Freescale Semiconductor, Ltd.*	647,762
43,000	MediaTek, Inc.	639,950
181,507	ON Semiconductor Corp.*	1,495,618
379	Samsung Electronics Co., Ltd.	492,786
726,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,570,235
23,391	Xilinx, Inc.	1,074,115
		13,244,392
Software – 19.2%
16,357	Advent Software, Inc.	572,331
26,140	ANSYS, Inc.*	2,279,408
16,015	Aveva Group PLC**	573,811
27,474	Blackbaud, Inc.	1,034,396
143,004	Cadence Design Systems, Inc.*	2,004,916
32,490	Informatica Corp.*	1,348,335
19,038	Intuit, Inc.	1,452,980
59,000	Nexon Co., Ltd.**	544,667
25,620	NICE Systems, Ltd. (ADR)	1,049,395
10,032	Nintendo Co., Ltd.**	1,334,869
180,358	Oracle Corp.**	6,900,497
16,012	PROS Holdings, Inc.*	638,879
36,797	RealPage, Inc.*	860,314
22,166	Red Hat, Inc.*	1,242,183
13,244	Salesforce.com, Inc.*	730,936
16,919	Solera Holdings, Inc.	1,197,189
28,839	SS&C Technologies Holdings, Inc.*	1,276,414
16,424	Synopsys, Inc.*	666,322

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Contract Amounts		Value

Software – (continued)
56,504	TIBCO Software, Inc.*	$1,270,210
7,483	Workday, Inc. – Class A*	622,286
		27,600,338
Trading Companies & Distributors – 0.3%
1,435	W.W. Grainger, Inc.	366,528
Wireless Telecommunication Services – 0.9%
22,041	T-Mobile U.S., Inc.	741,459
1,307,000	Tower Bersama Infrastructure Tbk PT	623,405
		1,364,864

Total Common Stock (cost $96,481,029)		140,363,279

Purchased Options – Calls – 0.1%
100	QUALCOMM, Inc. expires April 2014 exercise price $70.00	56,900
25	Whole Foods Market, Inc. expires May 2014 exercise price $60.00	7,057

Total Purchased Options – Calls (premiums paid $33,575)		63,957

Money Market – 2.2%
3,210,971	Janus Cash Liquidity Fund LLC, 0%£ (cost $3,210,971)	3,210,971

Total Investments (total cost $99,725,575) – 100.1%		143,638,207

Securities Sold Short – (0.6)%
Common Stock Sold Short – (0.6)%
Semiconductor & Semiconductor Equipment – (0.3)%
2,176	Cree, Inc.*	(136,152)
49,485	Imagination Technologies Group PLC*	(126,316)
2,805	Synaptics, Inc.*	(145,327)
		(407,795)
Software – (0.3)%
2,275	ServiceNow, Inc.*	(127,423)
1,976	Splunk, Inc.*	(135,692)
3,445	Tableau Software, Inc. – Class A*	(237,464)
		(500,579)

Total Securities Sold Short (proceeds $881,527)		(908,374)

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		728,877

Net Assets – 100%		$143,458,710

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Brazil	$423,383	0.3%
China	3,568,678	2.5%
Indonesia	623,405	0.4%
Israel	1,049,395	0.7%
Japan	7,139,278	5.0%
Russia	1,583,433	1.1%
South Korea	492,786	0.3%
Sweden	2,611,429	1.8%
Taiwan	3,516,523	2.5%
United Kingdom	5,891,810	4.1%
United States††	116,738,087	81.3%

Total	$143,638,207	100.0%

††	Includes Cash Equivalents of 2.2%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United Kingdom	$(126,316)	13.9%
United States	(782,058)	86.1%

Total	$(908,374)	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse International:
British Pound 1/9/14	318,000	$526,492	$(14,337)
Japanese Yen 1/9/14	140,100,000	1,330,628	63,739

		1,857,120	49,402

HSBC Securities (USA), Inc.:
British Pound 1/16/14	110,000	182,110	(2,182)
Japanese Yen 1/16/14	133,600,000	1,268,951	27,847

		1,451,061	25,665

JPMorgan Chase & Co.:
British Pound 1/23/14	175,000	289,705	(4,284)
Japanese Yen 1/23/14	138,300,000	1,313,651	24,525

		1,603,356	20,241

RBC Capital Markets Corp.:
British Pound 1/16/14	229,000	379,120	(4,655)
Japanese Yen 1/16/14	145,800,000	1,384,828	31,903

		1,763,948	27,248

Total		$6,675,485	$122,556

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Schedule of Written Options – Puts	Value

QUALCOMM, Inc. expires April 2014 100 contracts exercise price $62.50	$(4,186)
Whole Foods Market, Inc. expires May 2014 25 contracts exercise price $55.00	(6,713)

Total Written Options – Puts (premiums received $31,525)	$(10,899)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information

MSCI World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$20,186,015

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Apptio, Inc.	5/2/13	$584,114	$584,114	0.4%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2013. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	33,809,653	$33,809,653	(38,176,000)	$(38,176,000)	$–	$4,024	$3,210,971

10 | DECEMBER 31, 2013

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
Oil, Gas & Consumable Fuels	$–	$–	$584,114
All Other	139,779,165	–	–

Purchased Options	–	63,957	–

Money Market	–	3,210,971	–

Total Investments in Securities	$139,779,165	$3,274,928	$584,114

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$148,014	$–

Investments in Securities Sold Short:
Common Stock	$908,374	$–	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$25,458	$–
Options Written, at Value	–	10,899	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Global
As of December 31, 2013	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$99,726
Unaffiliated investments at value	$140,427
Affiliated investments at value	3,211
Deposits with broker for short sales	882
Receivables:
Portfolio shares sold	14
Dividends	50
Foreign dividend tax reclaim	20
Non-interested Trustees’ deferred compensation	3
Other assets	1
Forward currency contracts	148
Total Assets	144,756
Liabilities:
Payables:
Short sales, at value(1)	908
Options written, at value(2)	11
Due to custodian	2
Portfolio shares repurchased	159
Advisory fees	78
Fund administration fees	1
Internal servicing cost	–
Distribution fees and shareholder servicing fees	29
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	80
Forward currency contracts	25
Total Liabilities	1,297
Net Assets	$143,459
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$90,795
Undistributed net investment loss*	(95)
Undistributed net realized gain from investment and foreign currency transactions*	8,729
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	44,030
Total Net Assets	$143,459
Net Assets - Institutional Shares	$7,346
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	896
Net Asset Value Per Share	$8.20
Net Assets - Service Shares	$136,113
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,322
Net Asset Value Per Share	$8.34

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Proceeds $881,527.
(2)	Premiums received $31,525.

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Statement of Operations

Janus Aspen
Global
For the year ended December 31, 2013	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest proceeds from short sales	$–
Dividends	1,180
Dividends from affiliates	4
Other Income	–
Foreign tax withheld	(27)
Total Investment Income	1,157
Expenses:
Advisory fees	797
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	1
Shareholder reports expense	41
Transfer agent fees and expenses	1
Registration fees	–
Custodian fees	20
Professional fees	50
Non-interested Trustees’ fees and expenses	2
Short sales dividend expense	5
Short sales interest expense	1
Stock loan fees	1
Fund administration fees	12
Distribution fees and shareholder servicing fees - Service Shares	296
Other expenses	21
Total Expenses	1,248
Net Expenses after Waivers and Expense Offsets	1,248
Net Investment Loss	(91)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	13,433
Net realized loss from short sales	(135)
Net realized gain from written options contracts	285
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	24,798
Change in unrealized net appreciation/(depreciation) of short sales	(22)
Change in unrealized net appreciation/(depreciation) of written options contracts	(58)
Net Gain on Investments	38,301
Net Increase in Net Assets Resulting from Operations	$38,210

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
For each year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment loss	$(91)	$(128)
Net realized gain from investment and foreign currency transactions	13,583	4,049
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	24,718	15,115
Net Increase in Net Assets Resulting from Operations	38,210	19,036
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	2,230	2,649
Service Shares(1)	16,680	47,531
Service II Shares	N/A	9,048
Redemption Fees
Service II Shares	N/A	2
Shares Repurchased
Institutional Shares	(1,775)	(2,797)
Service Shares	(24,271)	(26,616)
Service II Shares(1)	N/A	(39,836)
Net Decrease from Capital Share Transactions	(7,136)	(10,019)
Net Increase in Net Assets	31,074	9,017
Net Assets:
Beginning of period	112,385	103,368
End of period	$143,459	$112,385

Undistributed Net Investment Loss*	$(95)	$(5)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares. This was accomplished by a tax-free exchange of 5,906,975 Service II Shares (valued at $37,017,239) for 6,038,701 Service Shares.

See Notes to Financial Statements.

14 | DECEMBER 31, 2013

Financial Highlights

Institutional Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$6.04	$5.05	$5.53	$4.43	$2.82
Income from Investment Operations:
Net investment income/(loss)	–(1)	0.02	0.03	(0.04)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	2.16	0.97	(0.51)	1.14	1.65
Total from Investment Operations	2.16	0.99	(0.48)	1.10	1.61
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$8.20	$6.04	$5.05	$5.53	$4.43
Total Return	35.76%	19.60%	(8.68)%	24.83%	57.09%
Net Assets, End of Period (in thousands)	$7,346	$4,987	$4,275	$4,803	$2,835
Average Net Assets for the Period (in thousands)	$6,188	$4,947	$4,972	$3,825	$2,218
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.77%	0.76%	0.80%	0.87%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.77%	0.76%	0.80%	0.87%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.16%	0.14%	(0.10)%	(0.23)%	(0.31)%
Portfolio Turnover Rate	39%	56%	83%	79%	101%

Service Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$6.16	$5.17	$5.66	$4.55	$2.90
Income from Investment Operations:
Net investment income/(loss)	(0.01)	0.01	–(1)	(0.01)	–(1)
Net gain/(loss) on investments (both realized and unrealized)	2.19	0.98	(0.49)	1.12	1.65
Total from Investment Operations	2.18	0.99	(0.49)	1.11	1.65
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$8.34	$6.16	$5.17	$5.66	$4.55
Total Return	35.39%	19.15%	(8.66)%	24.40%	56.90%
Net Assets, End of Period (in thousands)	$136,113	$107,398	$73,246	$112,809	$99,472
Average Net Assets for the Period (in thousands)	$117,904	$99,664	$94,128	$101,085	$78,097
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.02%	1.01%	1.04%	1.13%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.02%	1.01%	1.04%	1.13%	1.22%
Ratio of Net Investment Loss to Average Net Assets	(0.09)%	(0.10)%	(0.36)%	(0.50)%	(0.56)%
Portfolio Turnover Rate	39%	56%	83%	79%	101%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

16 | DECEMBER 31, 2013

may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a

Janus Aspen Series | 17

Notes to Financial Statements (continued)

market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold a material amount of Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Global Technology Portfolio	$17,279,821

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year. Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on

18 | DECEMBER 31, 2013

foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to

Janus Aspen Series | 19

Notes to Financial Statements (continued)

sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if

20 | DECEMBER 31, 2013

the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the year ended December 31, 2013 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2012	125	$190,085
Options written	224	242,831
Options closed	(146)	(292,607)
Options expired	(22)	(29,568)
Options exercised	(56)	(79,216)

Options outstanding at December 31, 2013	125	$31,525

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Global Technology Portfolio
Equity Contracts	Unaffiliated investments at value	$63,957*	Options written, at value	$10,899
Foreign Exchange Contracts	Forward currency contracts	148,014	Forward currency contracts	25,458

Total		$211,971		$36,357

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions		Written options contracts	Total

Janus Aspen Global Technology Portfolio
Equity Contracts	$(480,327	)*	$284,871	$(195,456)
Foreign Exchange Contracts	783,973		–	783,973

Total	$303,646		$284,871	$588,517

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Janus Aspen Global Technology Portfolio
Equity Contracts	$138,192*	$(57,631)	$80,561
Foreign Exchange Contracts	(64,238)	–	(64,238)

Total	$73,954	$(57,631)	$16,323

*	Amounts relate to purchased options.

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more

22 | DECEMBER 31, 2013

“developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$70,796	$(21,050)	$–	$49,746
HSBC Securities (USA), Inc.	27,847	(2,182)	–	25,665
JPMorgan Chase & Co.	24,525	(4,284)	–	20,241
Morgan Stanley & Co., Inc.	56,900	(4,186)	–	52,714
RBC Capital Markets Corp.	31,903	(4,655)	–	27,248

Total	$211,971	$(36,357)	$–	$175,614

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$21,050	$(21,050)	$–	$–
HSBC Securities (USA), Inc.	2,182	(2,182)	–	–
JPMorgan Chase & Co.	4,284	(4,284)	–	–
Morgan Stanley & Co., Inc.	4,186	(4,186)	–	–
RBC Capital Markets Corp.	4,655	(4,655)	–	–

Total	$36,357	$(36,357)	$–	$–

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral reduces the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to

24 | DECEMBER 31, 2013

close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen Global Technology Portfolio	0.97

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/

Janus Aspen Series | 25

Notes to Financial Statements (continued)

(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Global Technology Portfolio	$–	$8,987,239	$–	$–	$–	$18,540	$43,657,981

26 | DECEMBER 31, 2013

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Technology Portfolio	$99,953,379	$44,815,501	$(1,130,673)

Information on the tax components of securities sold short as of December 31, 2013 is as follows:

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	(Appreciation)	Depreciation

Janus Aspen Global Technology Portfolio	$(881,527)	$(140,333)	$113,486

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(13,318)

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(168,353)

6.	Capital Share Transactions

For each year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	321	459
Reinvested dividends and distributions	–	–
Shares repurchased	(251)	(479)
Net Increase/(Decrease) in Portfolio Shares	70	(20)
Shares Outstanding, Beginning of Period	826	846
Shares Outstanding, End of Period	896	826

Janus Aspen Series | 27

Notes to Financial Statements (continued)

For each year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Service Shares
Shares sold	2,341	1,788
Shares sold – Service II Shares Conversion(1)	N/A	6,039
Reinvested dividends and distributions	–	–
Shares repurchased	(3,456)	(4,566)
Net Increase/(Decrease) in Portfolio Shares	(1,115)	3,261
Shares Outstanding, Beginning of Period	17,437	14,176
Shares Outstanding, End of Period	16,322	17,437
Transactions in Portfolio Shares – Service II Shares
Shares sold	N/A	1,497
Reinvested dividends and distributions	N/A	–
Shares repurchased	N/A	(482)
Shares repurchased – Service II Shares Conversion(1)	N/A	(5,907)
Net Increase/(Decrease) in Portfolio Shares	N/A	(4,892)
Shares Outstanding, Beginning of Period	N/A	4,892
Shares Outstanding, End of Period	N/A	–
(1) Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares.

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$46,462,107	$48,850,389	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Global Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

30 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

32 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

34 | DECEMBER 31, 2013

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

36 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

38 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

40 | DECEMBER 31, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

42 | DECEMBER 31, 2013

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 43

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

44 | DECEMBER 31, 2013

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

46 | DECEMBER 31, 2013

OFFICERS

Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	During the Past Five Years

Brinton Johns 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	1/14-Present	Portfolio Manager for other Janus accounts and Equity Research Analyst for Janus Capital.

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	5/11-Present	Portfolio Manager for other Janus accounts.

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55528	109-02-81119 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen INTECH U.S. Low Volatility Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT
INTECH’s mathematical investment process focuses solely on the covariance structure of the market and the correlations of stocks to potentially generate market-like returns at lower levels of absolute volatility over time.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2013, Janus Aspen INTECH U.S. Low Volatility Portfolio’s Service Shares returned 24.84%. This compares to the 32.39% return posted by the S&P 500 Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more mean-variance efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long-term and lower the volatility of its absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, INTECH’s mathematical process attempts to identify stocks that have high volatility relative to the index and low correlation to one another. Once the stocks are identified and a portfolio of stocks is constructed, the Portfolio is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns over time with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking-error relative to the S&P 500 Index is expected to be high.

Over time, we believe that the Portfolio will achieve its investment objective of producing returns that are similar to the S&P 500 Index, but with lower absolute volatility.

PERFORMANCE REVIEW

U.S. equity markets experienced a strong 12-month period, led by higher beta and higher volatility stocks on average, especially toward the second half of the year. This was a typical market environment in which low volatility-oriented strategies tend to underperform capitalization-weighted indexes. On average, the Portfolio was overweight lower beta stocks or stocks with lower sensitivity to market movements and tend to be less volatile. Consequently, this weighting detracted from the Portfolio’s relative returns.

From a sector perspective, an overweight allocation to the defensive consumer staples and utilities sectors, which lagged the overall market as measured by the S&P 500 Index, had a negative impact on the Portfolio’s relative return. Contributors included our holdings and underweights in information technology and energy.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions. Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers equity market like return with lower return volatility than the benchmark over the long term.

Thank you for your investment in Janus Aspen INTECH U.S. Low Volatility Portfolio.

Janus Aspen Series | 1

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Southern Co. Electric Utilities	4.5%
General Mills, Inc. Food Products	4.4%
Procter & Gamble Co. Household Products	3.8%
Kimberly-Clark Corp. Household Products	3.8%
Kellogg Co. Food Products	3.8%

20.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

2 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013			Expense Ratio – per the May 1, 2013 prospectus (estimated for the fiscal year)
	One	Since	Total Annual Fund
	Year	Inception*	Operating Expenses

Janus Aspen INTECH U.S. Low Volatility Portfolio – Service Shares	24.84%	17.93%	0.91%

S&P 500® Index	32.39%	24.04%

Morningstar Quartile – Service Shares	4th	4th

Morningstar Ranking – based on total returns for Large Blend Funds	1,470/1,601	1,461/1,564

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The expense ratios shown reflect estimated annualized expenses that the Portfolio expects to incur during its initial fiscal year.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a “buy and hold” or index fund strategy. INTECH’s low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

Janus Aspen Series | 3

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 6, 2012

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Service Shares	$1,000.00	$1,084.80	$5.15	$1,000.00	$1,020.27	$4.99	0.98%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

4 | DECEMBER 31, 2013

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

As of December 31, 2013

Shares		Value

Common Stock – 98.5%
Aerospace & Defense – 2.6%
4,800	Boeing Co.	$655,152
2,000	General Dynamics Corp.	191,100
1,500	L-3 Communications Holdings, Inc.	160,290
11,400	Lockheed Martin Corp.	1,694,724
11,900	Northrop Grumman Corp.	1,363,859
300	Precision Castparts Corp.	80,790
9,500	Raytheon Co.	861,650
		5,007,565
Air Freight & Logistics – 0%
500	United Parcel Service, Inc. – Class B	52,540
Auto Components – 0.6%
3,400	BorgWarner, Inc.	190,094
7,700	Delphi Automotive PLC	463,001
22,300	Goodyear Tire & Rubber Co.	531,855
		1,184,950
Automobiles – 0.2%
18,400	Ford Motor Co.	283,912
800	Harley-Davidson, Inc.	55,392
		339,304
Beverages – 1.9%
14,800	Coca-Cola Co.	611,388
3,400	Constellation Brands, Inc. – Class A*	239,292
33,000	PepsiCo, Inc.	2,737,020
		3,587,700
Biotechnology – 0.1%
1,000	Amgen, Inc.	114,160
Capital Markets – 0.7%
24,400	Charles Schwab Corp.	634,400
19,200	E*TRADE Financial Corp.*	377,088
4,400	State Street Corp.	322,916
		1,334,404
Chemicals – 3.7%
5,700	Air Products & Chemicals, Inc.	637,146
5,100	Airgas, Inc.	570,435
1,800	CF Industries Holdings, Inc.	419,472
4,300	E.I. du Pont de Nemours & Co.	279,371
1,800	Ecolab, Inc.	187,686
8,700	FMC Corp.	656,502
1,700	LyondellBasell Industries N.V. – Class A	136,476
6,000	Praxair, Inc.	780,180
16,600	Sherwin-Williams Co.	3,046,100
3,800	Sigma-Aldrich Corp.	357,238
		7,070,606
Commercial Banks – 1.7%
5,600	BB&T Corp.	208,992
7,000	Comerica, Inc.	332,780
13,700	Huntington Bancshares, Inc.	132,205
29,500	KeyCorp	395,890
5,400	M&T Bank Corp.	628,668
1,800	PNC Financial Services Group, Inc.	139,644
30,700	Regions Financial Corp.	303,623
14,200	U.S. Bancorp	573,680
7,200	Wells Fargo & Co.	326,880
4,700	Zions Bancorp	140,812
		3,183,174
Commercial Services & Supplies – 0.5%
16,800	ADT Corp.	679,896
2,400	Cintas Corp.	143,016
500	Republic Services, Inc.	16,600
3,700	Waste Management, Inc.	166,019
		1,005,531
Communications Equipment – 1.2%
3,200	Cisco Systems, Inc.	71,840
21,600	Harris Corp.	1,507,896
12,900	Juniper Networks, Inc.*	291,153
900	Motorola Solutions, Inc.	60,750
5,100	QUALCOMM, Inc.	378,675
		2,310,314
Computers & Peripherals – 1.8%
4,500	Apple, Inc.	2,524,995
18,100	EMC Corp.	455,215
12,100	NetApp, Inc.	497,794
		3,478,004
Construction & Engineering – 0%
1,400	Jacobs Engineering Group, Inc.*	88,186
Consumer Finance – 0.6%
3,500	American Express Co.	317,555
400	Capital One Financial Corp.	30,644
27,500	SLM Corp.	722,700
		1,070,899
Containers & Packaging – 0.1%
1,000	Bemis Co., Inc.	40,960
1,800	MeadWestvaco Corp.	66,474
		107,434
Diversified Financial Services – 0.5%
11,400	CME Group, Inc.	894,444
502	IntercontinentalExchange Group, Inc.	112,910
300	McGraw Hill Financial, Inc.	23,460
		1,030,814
Diversified Telecommunication Services – 0.5%
19,400	CenturyLink, Inc.	617,890
7,900	Verizon Communications, Inc.	388,206
		1,006,096
Electric Utilities – 5.8%
6,000	Entergy Corp.	379,620
3,900	Exelon Corp.	106,821
1,100	NextEra Energy, Inc.	94,182
39,700	PPL Corp.	1,194,573
212,300	Southern Co.	8,727,653
27,000	Xcel Energy, Inc.	754,380
		11,257,229
Electrical Equipment – 0.1%
1,000	Roper Industries, Inc.	138,680
Electronic Equipment, Instruments & Components – 0.5%
13,500	FLIR Systems, Inc.	406,350
17,400	Jabil Circuit, Inc.	303,456
2,900	TE Connectivity, Ltd. (U.S. Shares)	159,819
		869,625
Energy Equipment & Services – 0.4%
14,300	Nabors Industries, Ltd.	242,957
1,100	National Oilwell Varco, Inc.	87,483

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 5

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

As of December 31, 2013

Shares		Value

Energy Equipment & Services – (continued)
4,500	Rowan Cos. PLC – Class A*	$159,120
2,100	Schlumberger, Ltd. (U.S. Shares)	189,231
		678,791
Food & Staples Retailing – 3.1%
2,600	CVS Caremark Corp.	186,082
9,700	Kroger Co.	383,441
6,600	Safeway, Inc.	214,962
24,100	Sysco Corp.	870,010
55,000	Wal-Mart Stores, Inc.	4,327,950
		5,982,445
Food Products – 14.1%
8,500	Campbell Soup Co.	367,880
87,000	ConAgra Foods, Inc.	2,931,900
171,600	General Mills, Inc.	8,564,556
28,700	Hershey Co.	2,790,501
16,100	Hormel Foods Corp.	727,237
11,100	J.M. Smucker Co.	1,150,182
118,600	Kellogg Co.	7,242,902
1,700	Kraft Foods Group, Inc.	91,664
39,000	McCormick & Co., Inc.	2,687,880
5,700	Mead Johnson Nutrition Co.	477,432
2,700	Mondelez International, Inc. – Class A	95,310
4,000	Tyson Foods, Inc. – Class A	133,840
		27,261,284
Gas Utilities – 0.1%
3,600	AGL Resources, Inc.	170,028
Health Care Equipment & Supplies – 3.1%
1,300	Abbott Laboratories	49,829
10,300	Baxter International, Inc.	716,365
14,600	Becton, Dickinson and Co.	1,613,154
26,300	Boston Scientific Corp.*	316,126
6,100	C.R. Bard, Inc.	817,034
6,600	CareFusion Corp.*	262,812
2,400	DENTSPLY International, Inc.	116,352
5,100	Edwards Lifesciences Corp.*	335,376
4,200	Intuitive Surgical, Inc.*	1,613,136
2,500	St. Jude Medical, Inc.	154,875
		5,995,059
Health Care Providers & Services – 7.5%
26,564	Aetna, Inc.	1,822,024
2,800	AmerisourceBergen Corp.	196,868
16,300	Cigna Corp.	1,425,924
26,200	DaVita HealthCare Partners, Inc.*	1,660,294
6,600	Express Scripts Holding Co.*	463,584
20,700	Humana, Inc.	2,136,654
28,000	Laboratory Corp. of America Holdings*	2,558,360
1,700	McKesson Corp.	274,380
26,500	Quest Diagnostics, Inc.	1,418,810
22,700	UnitedHealth Group, Inc.	1,709,310
9,200	WellPoint, Inc.	849,988
		14,516,196
Hotels, Restaurants & Leisure – 2.1%
400	Chipotle Mexican Grill, Inc.*	213,112
31,000	McDonald’s Corp.	3,007,930
3,300	Starbucks Corp.	258,687
6,700	Yum! Brands, Inc.	506,587
		3,986,316
Household Durables – 0.1%
5,800	Garmin, Ltd.	268,076
Household Products – 10.5%
44,900	Clorox Co.	4,164,924
19,700	Colgate-Palmolive Co.	1,284,637
70,800	Kimberly-Clark Corp.	7,395,768
91,200	Procter & Gamble Co.	7,424,592
		20,269,921
Industrial Conglomerates – 0%
2,500	General Electric Co.	70,075
Information Technology Services – 0.8%
800	Automatic Data Processing, Inc.	64,648
5,600	Cognizant Technology Solutions Corp. – Class A*	565,488
1,800	Computer Sciences Corp.	100,584
2,400	Fidelity National Information Services, Inc.	128,832
100	International Business Machines Corp.	18,757
12,500	Total System Services, Inc.	416,000
900	Visa, Inc. – Class A	200,412
7,500	Western Union Co.	129,375
		1,624,096
Insurance – 1.8%
11,000	AFLAC, Inc.	734,800
3,500	Aon PLC	293,615
4,800	Assurant, Inc.	318,576
8,700	Cincinnati Financial Corp.	455,619
5,100	Lincoln National Corp.	263,262
1,100	Loews Corp.	53,064
2,800	MetLife, Inc.	150,976
1,900	Principal Financial Group, Inc.	93,689
18,300	Progressive Corp.	499,041
2,600	Prudential Financial, Inc.	239,772
5,800	Torchmark Corp.	453,270
		3,555,684
Internet & Catalog Retail – 0.3%
300	Netflix, Inc.*	110,451
300	priceline.com, Inc.*	348,720
500	TripAdvisor, Inc.*	41,415
		500,586
Internet Software & Services – 0.5%
100	Google, Inc. – Class A*	112,071
6,100	VeriSign, Inc.	364,658
10,400	Yahoo!, Inc.*	420,576
		897,305
Life Sciences Tools & Services – 1.1%
1,600	Agilent Technologies, Inc.	91,504
20,200	Life Technologies Corp.*	1,531,160
1,100	PerkinElmer, Inc.	45,353
4,200	Thermo Fisher Scientific, Inc.	467,670
		2,135,687
Machinery – 0.4%
3,500	Deere & Co.	319,655
5,400	Dover Corp.	521,316
300	Flowserve Corp.	23,649
		864,620

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares		Value

Media – 1.5%
8,700	Cablevision Systems Corp. – Class A	$155,991
1,500	Graham Holdings Co.	994,980
9,800	Interpublic Group of Cos., Inc.	173,460
11,400	News Corp. – Class A*	205,428
2,800	Scripps Networks Interactive, Inc. – Class A	241,948
2,900	Time Warner Cable, Inc.	392,950
1,100	Time Warner, Inc.	76,692
3,200	Twenty-First Century Fox, Inc.	112,576
6,100	Viacom, Inc. – Class B	532,774
		2,886,799
Metals & Mining – 1.0%
83,400	Newmont Mining Corp.	1,920,702
Multi-Utilities – 2.6%
67,900	Consolidated Edison, Inc.	3,753,512
6,200	Dominion Resources, Inc.	401,078
13,400	PG&E Corp.	539,752
2,100	Public Service Enterprise Group, Inc.	67,284
1,900	Sempra Energy	170,544
3,700	Wisconsin Energy Corp.	152,958
		5,085,128
Multiline Retail – 1.1%
1,100	Dollar General Corp.*	66,352
2,300	Dollar Tree, Inc.*	129,766
6,100	Family Dollar Stores, Inc.	396,317
2,500	Kohl’s Corp.	141,875
21,400	Target Corp.	1,353,978
		2,088,288
Office Electronics – 0.1%
18,200	Xerox Corp.	221,494
Oil, Gas & Consumable Fuels – 1.9%
900	Anadarko Petroleum Corp.	71,388
23,900	Cabot Oil & Gas Corp.	926,364
9,700	Chesapeake Energy Corp.	263,258
400	Chevron Corp.	49,964
2,800	ConocoPhillips	197,820
5,400	Denbury Resources, Inc.*	88,722
2,100	EOG Resources, Inc.	352,464
6,900	EQT Corp.	619,482
800	Exxon Mobil Corp.	80,960
5,500	Occidental Petroleum Corp.	523,050
1,800	Pioneer Natural Resources Co.	331,326
1,500	Range Resources Corp.	126,465
		3,631,263
Pharmaceuticals – 4.9%
8,500	Actavis PLC*	1,428,000
6,900	Bristol-Myers Squibb Co.	366,735
61,100	Johnson & Johnson	5,596,149
21,800	Merck & Co., Inc.	1,091,090
15,900	Mylan, Inc.*	690,060
7,600	Pfizer, Inc.	232,788
		9,404,822
Professional Services – 0.4%
2,900	Dun & Bradstreet Corp.	355,975
10,400	Nielsen Holdings N.V.	477,256
		833,231
Real Estate Investment Trusts (REITs) – 0.1%
1,000	Public Storage	150,520
Semiconductor & Semiconductor Equipment – 1.2%
6,500	Applied Materials, Inc.	114,985
9,800	Intel Corp.	254,408
51,000	Micron Technology, Inc.*	1,109,760
11,300	NVIDIA Corp.	181,026
14,300	Xilinx, Inc.	656,656
		2,316,835
Software – 0.7%
600	Adobe Systems, Inc.*	35,928
2,300	Autodesk, Inc.*	115,759
6,900	CA, Inc.	232,185
1,300	Citrix Systems, Inc.*	82,225
29,300	Electronic Arts, Inc.*	672,142
1,200	Intuit, Inc.	91,584
400	Microsoft Corp.	14,972
2,000	Symantec Corp.	47,160
		1,291,955
Specialty Retail – 6.5%
800	AutoNation, Inc.*	39,752
12,800	AutoZone, Inc.*	6,117,632
7,100	Best Buy Co., Inc.	283,148
7,000	GameStop Corp. – Class A	344,820
11,400	Home Depot, Inc.	938,676
9,900	L Brands, Inc.	612,315
500	Lowe’s Cos., Inc.	24,775
23,000	O’Reilly Automotive, Inc.*	2,960,330
3,800	PetSmart, Inc.	276,450
2,300	Ross Stores, Inc.	172,339
10,700	TJX Cos., Inc.	681,911
		12,452,148
Textiles, Apparel & Luxury Goods – 0.2%
2,900	Coach, Inc.	162,777
2,900	NIKE, Inc. – Class B	228,056
800	VF Corp.	49,872
		440,705
Thrifts & Mortgage Finance – 0.3%
26,400	Hudson City Bancorp, Inc.	248,952
27,700	People’s United Financial, Inc.	418,824
		667,776
Tobacco – 6.7%
180,200	Altria Group, Inc.	6,917,878
81,300	Lorillard, Inc.	4,120,284
36,400	Reynolds American, Inc.	1,819,636
		12,857,798
Trading Companies & Distributors – 0.2%
9,100	Fastenal Co.	432,341
Wireless Telecommunication Services – 0.1%
2,900	Crown Castle International Corp.*	212,947

Total Common Stock (cost $178,237,593)		189,908,136

Money Market – 2.4%
4,650,289	Janus Cash Liquidity Fund LLC, 0%£ (cost $4,650,289)	4,650,289

Total Investments (total cost $182,887,882) – 100.9%		194,558,425

Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(1,829,164)

Net Assets – 100%		$192,729,261

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

As of December 31, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$194,558,425	100.0%

Total	$194,558,425	100.0%

††	Includes Cash Equivalents of 2.4%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Notes to Schedule of Investments and Other Information

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen INTECH U.S. Low Volatility Portfolio
Janus Cash Liquidity Fund LLC	120,587,566	$120,587,566	(116,445,582)	$(116,445,582)	$–	$2,820	$4,650,289

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen INTECH U.S. Low Volatility Portfolio
Common Stock	$189,908,136	$–	$–

Money Market	–	4,650,289	–

Total Investments in Securities	$189,908,136	$4,650,289	$–

Janus Aspen Series | 9

Statement of Assets and Liabilities

As of December 31, 2013
(all numbers in thousands except net asset value per share)	Janus Aspen INTECH U.S. Low Volatility Portfolio

Assets:
Investments at cost	$182,888
Unaffiliated investments at value	$189,908
Affiliated investments at value	4,650
Cash	–
Receivables:
Portfolio shares sold	1,115
Dividends	330
Non-interested Trustees’ deferred compensation	4
Other assets	1
Total Assets	196,008
Liabilities:
Payables:
Investments purchased	2,554
Portfolio shares repurchased	558
Advisory fees	72
Fund administration fees	2
Internal servicing cost	–
Distribution fees and shareholder servicing fees	40
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	4
Accrued expenses and other payables	49
Total Liabilities	3,279
Net Assets	$192,729
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$180,387
Undistributed net investment income*	37
Undistributed net realized gain from investment and foreign currency transactions*	634
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,671
Total Net Assets	$192,729
Net Assets - Service Shares	$192,729
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,736
Net Asset Value Per Share	$12.25

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

10 | DECEMBER 31, 2013

Statement of Operations

For the year ended December 31, 2013
(all numbers in thousands)	Janus Aspen INTECH U.S. Low Volatility Portfolio

Investment Income:
Dividends	$2,091
Dividends from affiliates	3
Other Income	–
Foreign tax withheld	–
Total Investment Income	2,094
Expenses:
Advisory fees	406
Internal servicing expense - Service Shares	1
Shareholder reports expense	9
Transfer agent fees and expenses	1
Registration fees	–
Custodian fees	19
Professional fees	101
Non-interested Trustees’ fees and expenses	2
Fund administration fees	8
Distribution fees and shareholder servicing fees - Service Shares	203
Recoupment expense	39
Other expenses	5
Total Expenses	794
Net Expenses after Waivers and Expense Offsets	794
Net Investment Income	1,300
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	1,134
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,790
Net Gain on Investments	12,924
Net Increase in Net Assets Resulting from Operations	$14,224

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	INTECH U.S. Low Volatility
For each year or period ended December 31	Portfolio
(all numbers in thousands)	2013	2012(1)

Operations:
Net investment income	$1,300	$51
Net realized gain/(loss) from investment and foreign currency transactions	1,134	(6)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,790	(119)
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,224	(74)
Dividends and Distributions to Shareholders:
Net Investment Income*
Service Shares	(1,274)	(40)
Net Realized Gain/(Loss) from Investment Transactions*
Service Shares	(494)	–
Net Decrease from Dividends and Distributions to Shareholders	(1,768)	(40)
Capital Share Transactions:
Shares Sold
Service Shares	179,455	17,376
Reinvested Dividends and Distributions
Service Shares	1,768	40
Shares Repurchased
Service Shares	(18,020)	(232)
Net Increase from Capital Share Transactions	163,203	17,184
Net Increase in Net Assets	175,659	17,070
Net Assets:
Beginning of period	17,070	–
End of period	$192,729	$17,070

Undistributed Net Investment Income*	$37	$11

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Financial Highlights

Service Shares

	Janus Aspen INTECH U.S. Low Volatility Portfolio
For a share outstanding during each year or period ended December 31	2013	2012(1)

Net Asset Value, Beginning of Period	$9.92	$10.00
Income from Investment Operations:
Net investment income	0.09	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.37	(0.08)
Total from Investment Operations	2.46	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.04)
Distributions (from capital gains)*	(0.03)	–
Total Distributions	(0.13)	(0.04)
Net Asset Value, End of Period	$12.25	$9.92
Total Return**	24.84%	(0.45)%
Net Assets, End of Period (in thousands)	$192,729	$17,070
Average Net Assets for the Period (in thousands)	$80,670	$7,270
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	1.01%
Ratio of Net Investment Income to Average Net Assets***	1.61%	2.20%
Portfolio Turnover Rate	21%	2%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

14 | DECEMBER 31, 2013

estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and

Janus Aspen Series | 15

Notes to Financial Statements (continued)

forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold any Level 3 securities as of December 31, 2013.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending,

16 | DECEMBER 31, 2013

which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen INTECH U.S. Low Volatility Portfolio	All Asset Levels	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions,

Janus Aspen Series | 17

Notes to Financial Statements (continued)

interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen INTECH U.S. Low Volatility Portfolio	0.75

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended December 31, 2013, Janus Capital recovered $39,051 from the Portfolio. This amount is disclosed as “Recoupment expense” on the Statement of Operations. As of December 31, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $0. The recoupment of such reimbursements expires September 6, 2015.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Portfolio. Janus Capital owns approximately 97% of INTECH. Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursements).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year

18 | DECEMBER 31, 2013

ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the year ended December 31, 2013, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Portfolio	at 12/31/12	Purchases	Purchases	Redemptions	Redemptions	at 12/31/13

Janus Aspen INTECH U.S. Low Volatility Portfolio - Service Shares	$4,000,000	$–	–	$(4,000,000)	2/25/13	$–

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Net Tax Appreciation

Janus Aspen INTECH U.S. Low Volatility Portfolio	$563,214	$173,863	$–	$–	$–	$(3,202)	$11,607,896

During the year ended December 31, 2013, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen INTECH U.S. Low Volatility Portfolio	$632

Janus Aspen Series | 19

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen INTECH U.S. Low Volatility Portfolio	$182,950,529	$13,311,281	$(1,703,385)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH U.S. Low Volatility Portfolio	$1,761,373	$7,065	$–	$–

For the period ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)	$40,152	$–	$–	$–

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

5.	Capital Share Transactions

For each year or period ended December 31	Janus Aspen INTECH U.S. Low Volatility Portfolio
(all numbers in thousands)	2013	2012(1)

Transactions in Portfolio Shares – Service Shares
Shares sold	15,440	1,740
Reinvested dividends and distributions	145	4
Shares repurchased	(1,570)	(23)
Net Increase/(Decrease) in Portfolio Shares	14,015	1,721
Shares Outstanding, Beginning of Period	1,721	–
Shares Outstanding, End of Period	15,736	1,721
(1) Period from September 6, 2012 (inception date) through December 31, 2012.

20 | DECEMBER 31, 2013

6.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH U.S. Low Volatility Portfolio	$176,747,681	$16,435,982	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen INTECH U.S. Low Volatility Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH U.S. Low Volatility Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

22 | DECEMBER 31, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 23

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

24 | DECEMBER 31, 2013

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

26 | DECEMBER 31, 2013

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

28 | DECEMBER 31, 2013

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

30 | DECEMBER 31, 2013

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

32 | DECEMBER 31, 2013

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s investment personnel as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s investment personnel in the Management Commentary are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet

34 | DECEMBER 31, 2013

paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | DECEMBER 31, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Capital Gain Distributions

Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio	$7,065

Dividends Received Deduction Percentage

Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio	88%

Janus Aspen Series | 37

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

38 | DECEMBER 31, 2013

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

40 | DECEMBER 31, 2013

OFFICERS

Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Past Five Years

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55525	109-02-81127 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Janus Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Janus Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth outlooks should allow us to outperform the benchmark and peers over the long term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer and index-beating returns while managing for risk and volatility.
Barney Wilson portfolio manager

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2013, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 30.34% and 29.99%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 33.48% and its secondary benchmarks, the S&P 500® Index and the Core Growth Index, returned 32.39% and 32.94% respectively.

INVESTMENT ENVIRONMENT

U.S. equity markets enjoyed strong gains during the year, lifted by signs that the U.S. economy was improving and that Europe’s economy was slowly recovering. Loose monetary policy also provided a supportive backdrop for equities during the year, though fears about how and when the Federal Reserve (Fed) would taper its quantitative easing program caused bouts of volatility. However, stocks climbed at the end of December when the Fed announced that tapering would be more gradual than expected. Price-earnings (P/E) ratios expanded during the year as stock appreciation outpaced true earnings growth.

PORTFOLIO MANAGER COMMENTS

We want to describe our investment approach to stock selection and portfolio construction. Simply put, we seek to construct a diversified portfolio of high-quality, long-duration growth businesses.

In our stock selection, we look for companies with the following five attributes: (1) sustainable above-market earnings per share growth with understandable and logical growth drivers, (2) returns on capital that are increasing or stable at a high level, (3) participation in an attractive industry, (4) strong management that has articulated a compelling strategy, and (5) a reasonable valuation in light of the multi-year growth outlook.

We have two types of investment theses in which we invest. First, the majority of the portfolio is made up of companies we believe are market-share gainers. We believe these companies will be able to deliver attractive growth for the next five-plus years by primarily executing their existing strategies. And second, we seek to invest in companies undergoing material positive change. These companies typically comprise a minority of the portfolio. Within this group, we often find attractive opportunities where there is a new management team, a new strategy, or significant new product introductions.

In our portfolio construction, diversity is the hallmark of our approach. We desire to drive outperformance by being right more than we are wrong in a number of moderate-sized investments, not by having a single big position that will make or break our performance. We are well represented in the major sectors and explicitly avoid large overweights or underweights in any single sector.

PERFORMANCE DISCUSSION

While many of our companies performed well this year and the Portfolio generated strong absolute returns, we underperformed our primary benchmark during the period. It is important that investors in the Janus Aspen Janus Portfolio understand that we seek to maintain a moderately positioned Portfolio, focusing on high-quality companies with sustainable competitive advantages and predictable, growing revenue streams. We believe the higher quality focus should help the Portfolio outperform its benchmark through an economic cycle, but may not always keep up with the benchmark when the macroeconomic environment is more favorable. We believe this approach can lead to higher compounded returns over time, even if it results in performance lagging an up market, as we did in this period.

Much of our relative underperformance was driven by our holdings in the industrials and consumer discretionary sectors. The industrials sector tends to be one of the more cyclical sectors. Within the sector, we look for companies that can control their own destiny and are less tied to the macroeconomic environment. As a result, we expect our industrials holdings to underperform when the economy appears to be improving, but outperform when the

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

economic outlook is less certain. A couple of industrial companies we held fell during the period, which also negatively impacted performance. FANUC was our largest detractor within the sector. The stock fell during the year as it suffered weak demand for some of its factory automation equipment. We sold the position during the period due to concerns about slowing growth in China, and how that would affect demand for FANUC’s products.

Third-party logistics company C.H. Robinson also fell during the period. We sold the stock during the year due to concern over whether private entrants into the marketplace would make the industry more competitive.

While stock selection in the industrials sector was a large reason for our relative underperformance, there were also a few stocks outside the sector that negatively impacted our results. Teradata was the largest detractor from Portfolio performance, but we continue to have strong conviction in the company. A weak IT capital spending environment led to disappointing earnings results in the fourth quarter. We believe concerns about security amid the National Security Agency’s spying scandal have also been headwinds for U.S.-based companies such as Teradata that sell their data center products globally. Finally, concern about competition from other analytics companies has also weighed on the stock in recent months. However, we believe perceived secular threats from competition are overstated. In our view, Teradata has a competitive advantage because we believe it has the ability to mine deeper analytical insights from data than other analytics companies, and we believe the company is well positioned to benefit from ongoing trends associated with enterprises needing more insight from the vast amounts of data being created.

While some of our holdings negatively impacted performance, we were generally pleased by the results from most companies in our Portfolio. Our stock selection in the health care sector was particularly strong relative to the index. Two highly specialized pharmaceutical companies, Gilead and Celgene, were among our top performers. We believe our research team has done a tremendous job of understanding the potential of the drugs in both companies’ pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams.

Gilead rose after its hepatitis C drug, Sovaldi, was approved by the Food and Drug Administration. The company also announced impressive late-stage clinical data for its once-daily combination hepatitis C pill, which demonstrated cure rates well in excess of 90% with as little as eight weeks of treatment for some patients. The data verified our thesis that Gilead has the best offering in hepatitis C treatment and is poised to have one of the strongest drug launches in pharmaceutical industry history. We also like the potential for Gilead’s new single-pill HIV treatment, which offers patients a simpler drug regimen than some other competing HIV drugs, and is potentially more tolerable than other single-pill competitors. Gilead’s new treatment also gives the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies.

Celgene was up 114% and was another top contributor to the Portfolio’s performance. During the year, a global study pointed to the benefits of using Celgene’s drug Revlimid as a first-line treatment for multiple myeloma. Currently, the drug is only approved as a second-line treatment for the disease, and using Revlimid earlier in the treatment cycle could meaningfully expand its addressable market, especially outside the United States. Other drugs in Celgene’s pipeline also offer promising potential. We think the company is in the early stages of a major new product cycle, with other potential meaningful contributors including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. The stock has risen as management has explained to the market that multi-year growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

One of our top contributors outside the health care sector was Google. The company continued to demonstrate its ability to monetize its mobile platform during the year. Going forward, we think Google has multiple long-term growth drivers. The company’s internet search business continues to do well and the company continues to improve monetization of increased viewing on its YouTube platform. The company’s Android mobile operating platform exists in a duopoly with Apple’s mobile platform and we believe both companies benefit from the rapid adoption and heavier use of smartphones.

Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.

OUTLOOK

We believe the U.S. economy will continue to strengthen and have more growth in 2014 due in large part to a reduced drag from the federal government’s reduction in spending, and also due to broad benefits associated with

2 | DECEMBER 31, 2013

(unaudited)

increased oil and natural gas production. In Europe, we believe austerity has run its course and that the economy will be able to grow modestly, which is an improvement over the last two years. While there are currently a wide range of economic outlooks for emerging market countries, we believe emerging markets on the whole are undergoing positive long-term changes as a burgeoning middle class starts increasing consumption. We are investing in a number of companies that we think will benefit as consumption rates in those markets increase.

Thank you for your investment in Janus Aspen Janus Portfolio.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	2.05%
Gilead Sciences, Inc.	1.93%
Celgene Corp.	1.51%
MasterCard, Inc. – Class A	1.01%
Precision Castparts Corp.	0.93%

5 Bottom Performers – Holdings

Contribution

Teradata Corp.	–0.25%
FANUC Corp.	–0.20%
VMware, Inc. – Class A	–0.10%
SPDR S&P 500® Trust (ETF) – expired September 2013	–0.08%
C.H. Robinson Worldwide, Inc.	–0.06%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	2.59%	14.44%	12.43%
Telecommunication Services	0.30%	0.70%	2.19%
Energy	0.07%	5.39%	4.43%
Utilities	–0.15%	0.62%	0.22%
Financials	–0.19%	2.71%	5.11%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Industrials	–1.76%	13.70%	12.53%
Other**	–0.74%	0.89%	0.00%
Consumer Discretionary	–0.73%	17.85%	18.42%
Consumer Staples	–0.48%	10.58%	12.65%
Information Technology	–0.45%	29.93%	27.80%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4 | DECEMBER 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Apple, Inc. Computers & Peripherals	5.5%
Google, Inc. – Class A Internet Software & Services	5.2%
Gilead Sciences, Inc. Biotechnology	2.8%
Canadian Pacific Railway, Ltd. (U.S. Shares) Road & Rail	2.4%
Monsanto Co. Chemicals	2.3%

18.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	30.34%	17.98%	6.77%	7.94%	0.53%

Janus Aspen Janus Portfolio – Service Shares	29.99%	17.68%	6.50%	7.64%	0.78%

Russell 1000® Growth Index	33.48%	20.39%	7.83%	8.61%

S&P 500® Index	32.39%	17.94%	7.41%	9.17%

Core Growth Index	32.94%	19.17%	7.63%	8.93%

Morningstar Quartile – Institutional Shares	4th	3rd	3rd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	1,381/1,770	992/1,547	954/1,333	364/565

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

See important disclosures on the next page.

6 | DECEMBER 31, 2013

(unaudited)

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective May 13, 2013, Burton H. Wilson is the sole Portfolio Manager of the Portfolio.

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,192.20	$3.04	$1,000.00	$1,022.43	$2.80	0.55%

Service Shares	$1,000.00	$1,190.60	$4.42	$1,000.00	$1,021.17	$4.08	0.80%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Contract Amounts		Value

Common Stock – 98.8%
Aerospace & Defense – 1.8%
39,838	Precision Castparts Corp.	$10,728,373
Air Freight & Logistics – 0.3%
12,722	FedEx Corp.	1,829,042
Beverages – 4.4%
168,626	Diageo PLC**	5,583,920
75,372	Pernod-Ricard S.A.**	8,585,830
240,888	SABMiller PLC**	12,368,060
		26,537,810
Biotechnology – 8.9%
36,284	Alexion Pharmaceuticals, Inc.*	4,827,949
22,433	Biogen Idec, Inc.*	6,275,632
61,726	Celgene Corp.*	10,429,225
223,833	Gilead Sciences, Inc.*	16,821,050
81,111	Medivation, Inc.*	5,176,504
66,463	Perrigo Co. PLC	10,199,412
		53,729,772
Capital Markets – 0.4%
30,373	T. Rowe Price Group, Inc.	2,544,346
Chemicals – 2.3%
120,286	Monsanto Co.	14,019,333
Commercial Services & Supplies – 1.0%
145,650	Tyco International, Ltd. (U.S. Shares)	5,977,476
Communications Equipment – 1.2%
69,484	Motorola Solutions, Inc.	4,690,170
34,496	QUALCOMM, Inc.	2,561,328
		7,251,498
Computers & Peripherals – 5.5%
59,254	Apple, Inc.**	33,248,012
Containers & Packaging – 1.5%
181,288	Ball Corp.	9,365,338
Electric Utilities – 0.9%
137,539	Brookfield Infrastructure Partners L.P.	5,394,280
Electrical Equipment – 2.0%
308,989	Sensata Technologies Holding N.V.*	11,979,504
Electronic Equipment, Instruments & Components – 3.0%
123,023	Amphenol Corp. – Class A	10,971,191
125,235	TE Connectivity, Ltd. (U.S. Shares)	6,901,701
		17,872,892
Energy Equipment & Services – 1.1%
71,192	Dresser-Rand Group, Inc.*	4,245,179
29,756	Helmerich & Payne, Inc.	2,501,884
		6,747,063
Food & Staples Retailing – 2.7%
62,144	Costco Wholesale Corp.	7,395,758
154,639	Whole Foods Market, Inc.	8,942,773
		16,338,531
Health Care Providers & Services – 2.3%
65,484	Aetna, Inc.	4,491,547
130,511	Express Scripts Holding Co.*	9,167,093
		13,658,640
Health Care Technology – 0.5%
22,744	athenahealth, Inc.*	3,059,068
Hotels, Restaurants & Leisure – 1.9%
98,834	Dunkin’ Brands Group, Inc.	4,763,799
88,336	Starbucks Corp.	6,924,659
		11,688,458
Household Products – 1.4%
126,873	Colgate-Palmolive Co.	8,273,388
Industrial Conglomerates – 1.6%
129,291	Danaher Corp.	9,981,265
Information Technology Services – 5.6%
109,071	Amdocs, Ltd. (U.S. Shares)	4,498,088
14,196	MasterCard, Inc. – Class A	11,860,190
163,266	Teradata Corp.*	7,426,970
44,335	Visa, Inc. – Class A	9,872,518
		33,657,766
Insurance – 0.5%
662,000	AIA Group, Ltd.	3,321,099
Internet & Catalog Retail – 1.3%
39,331	Ctrip.com International, Ltd. (ADR)*	1,951,604
2,139	priceline.com, Inc.*	2,486,374
212,900	Rakuten, Inc.**	3,162,462
		7,600,440
Internet Software & Services – 6.8%
152,643	eBay, Inc.*	8,378,574
28,229	Google, Inc. – Class A*,**	31,636,523
18,778	Twitter, Inc.*	1,195,220
		41,210,317
Leisure Equipment & Products – 0.9%
110,646	Mattel, Inc.	5,264,537
Machinery – 0.8%
72,592	Colfax Corp.*	4,623,384
Media – 3.3%
65,527	CBS Corp. – Class B	4,176,691
304,523	Twenty-First Century Fox, Inc.	10,713,119
66,544	Walt Disney Co.	5,083,962
		19,973,772
Oil, Gas & Consumable Fuels – 3.7%
32,291	Antero Resources Corp.*	2,048,541
141,471	Enterprise Products Partners L.P.	9,379,528
27,705	EOG Resources, Inc.	4,650,007
89,827	Noble Energy, Inc.	6,118,117
		22,196,193
Pharmaceuticals – 3.8%
134,834	AbbVie, Inc.	7,120,583
26,559	Endo Health Solutions, Inc.*	1,791,670
20,616	Shire PLC (ADR)**	2,912,835
47,905	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	5,624,047
167,066	Zoetis, Inc.	5,461,388
		22,910,523
Professional Services – 0.9%
85,901	Verisk Analytics, Inc. – Class A*	5,645,414
Real Estate Investment Trusts (REITs) – 2.1%
76,049	American Tower Corp.	6,070,231
4,423,715	Colony American Homes Holdings III L.P. – Private Placement§	4,474,145

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares or Contract Amounts		Value

Real Estate Investment Trusts (REITs) – (continued)
43,191	Ventas, Inc.	$2,473,981
		13,018,357
Real Estate Management & Development – 0.4%
91,520	CBRE Group, Inc. – Class A*	2,406,976
Road & Rail – 4.2%
97,175	Canadian Pacific Railway, Ltd. (U.S. Shares)	14,704,521
64,048	Union Pacific Corp.	10,760,064
		25,464,585
Semiconductor & Semiconductor Equipment – 2.1%
319,081	ARM Holdings PLC**	5,806,083
353,978	Atmel Corp.*	2,771,648
1,156,942	Taiwan Semiconductor Manufacturing Co., Ltd.	4,095,885
		12,673,616
Software – 6.4%
52,351	ANSYS, Inc.*	4,565,007
694,888	Cadence Design Systems, Inc.*	9,742,330
143,598	Informatica Corp.*	5,959,317
159,641	Intuit, Inc.	12,183,801
96,440	Oracle Corp.**	3,689,794
45,078	Salesforce.com, Inc.*	2,487,855
		38,628,104
Specialty Retail – 7.5%
6,109	AutoZone, Inc.*	2,919,735
173,811	L Brands, Inc.	10,750,210
78,106	PetSmart, Inc.	5,682,211
295,812	Sally Beauty Holdings, Inc.*	8,942,397
161,790	TJX Cos., Inc.	10,310,877
49,352	Ulta Salon, Cosmetics & Fragrance, Inc.	4,763,455
30,656	Williams-Sonoma, Inc.	1,786,632
		45,155,517
Textiles, Apparel & Luxury Goods – 1.1%
83,660	NIKE, Inc. – Class B	6,579,022
Trading Companies & Distributors – 1.9%
45,817	W.W. Grainger, Inc.	11,702,578
Wireless Telecommunication Services – 0.8%
151,794	T-Mobile U.S., Inc.	5,106,350

Total Common Stock (cost $411,021,766)		597,362,639

Purchased Options – Calls – 0.2%
927	Oracle Corp. expires March 2014 exercise price $35.00	340,358
1,715	Oracle Corp. expires March 2014 exercise price $34.00	775,750

Total Purchased Options – Calls (premiums paid $447,658)		1,116,108

Money Market – 1.3%
8,086,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $8,086,000)	8,086,000

Total Investments (total cost $419,555,424) – 100.3%		606,564,747

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(2,081,773)

Net Assets – 100%		$604,482,974

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$20,328,568	3.4%
China	1,951,604	0.3%
France	8,585,830	1.4%
Hong Kong	3,321,099	0.5%
Japan	3,162,462	0.5%
Taiwan	4,095,885	0.7%
United Kingdom	26,670,898	4.4%
United States††	538,448,401	88.8%

Total	$606,564,747	100.0%

††	Includes Cash Equivalents of 1.3%.

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse International:
British Pound 1/9/14	1,740,000	$2,880,805	$(78,448)
Euro 1/9/14	820,000	1,127,982	(19,046)
Japanese Yen 1/9/14	109,300,000	1,038,099	47,178

		5,046,886	(50,316)

HSBC Securities (USA), Inc.:
British Pound 1/16/14	3,450,000	5,711,633	(62,244)
Euro 1/16/14	2,240,000	3,081,305	(8,361)
Japanese Yen 1/16/14	110,000,000	1,044,795	22,928

		9,837,733	(47,677)

JPMorgan Chase & Co.:
British Pound 1/23/14	3,040,000	5,032,589	(86,782)
Euro 1/23/14	1,450,000	1,994,588	(3,579)
Japanese Yen 1/23/14	29,000,000	275,458	5,759

		7,302,635	(84,602)

RBC Capital Markets Corp.:
British Pound 1/16/14	3,780,000	6,257,964	(76,832)
Euro 1/16/14	180,000	247,605	102
Japanese Yen 1/16/14	67,000,000	636,375	14,660

		7,141,944	(62,070)

Total		$29,329,198	$(244,665)

Schedule of Written Option – Put	Value

Oracle Corp. expires March 2014 1,715 contracts exercise price $31.00 (premiums received $168,070)	$(21,847)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$81,228,491

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Janus Portfolio
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$4,429,260	$4,474,145	0.7%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2013. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	127,364,421	$127,364,421	(143,333,567)	$(143,333,567)	$–	$9,760	$8,086,000

10 | DECEMBER 31, 2013

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio
Common Stock
Real Estate Investments Trusts (REITs)	$8,544,212	$–	$4,474,145
All Other	584,344,282	–	–

Purchased Options	–	1,116,108	–

Money Market	–	8,086,000	–

Total Investments in Securities	$592,888,494	$9,202,108	$4,474,145

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$90,627	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$335,292	$–
Options Written, at Value	–	21,847	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2013	Janus
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$419,555
Unaffiliated investments at value	$598,479
Affiliated investments at value	8,086
Receivables:
Investments sold	1,721
Closed foreign currency contracts	17
Portfolio shares sold	139
Dividends	241
Foreign dividend tax reclaim	31
Non-interested Trustees’ deferred compensation	12
Other assets	7
Forward currency contracts	91
Total Assets	608,824
Liabilities:
Payables:
Options written, at value(1)	22
Due to custodian	80
Investments purchased	3,119
Portfolio shares repurchased	388
Advisory fees	260
Fund administration fees	5
Internal servicing cost	–
Distribution fees and shareholder servicing fees	37
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	12
Accrued expenses and other payables	80
Forward currency contracts	335
Total Liabilities	4,341
Net Assets	$604,483
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$466,004
Undistributed net investment income*	1,454
Undistributed net realized loss from investment and foreign currency transactions*	(49,887)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	186,912
Total Net Assets	$604,483
Net Assets - Institutional Shares	$433,603
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,679
Net Asset Value Per Share	$34.20
Net Assets - Service Shares	$170,880
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,064
Net Asset Value Per Share	$33.74

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Premiums received $168,070.

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Statement of Operations

Janus Aspen
For the year ended December 31, 2013	Janus
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$6,976
Dividends from affiliates	10
Other Income	1
Foreign tax withheld	(152)
Total Investment Income	6,835
Expenses:
Advisory fees	2,803
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	2
Shareholder reports expense	41
Transfer agent fees and expenses	1
Registration fees	24
Custodian fees	26
Professional fees	63
Non-interested Trustees’ fees and expenses	13
Fund administration fees	58
Distribution fees and shareholder servicing fees - Service Shares	437
Other expenses	45
Total Expenses	3,516
Net Expenses after Waivers and Expense Offsets	3,516
Net Investment Income	3,319
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	90,112
Net realized gain from written options contracts	93
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	58,542
Change in unrealized net appreciation/(depreciation) of written options contracts	146
Net Gain on Investments	148,893
Net Increase in Net Assets Resulting from Operations	$152,212

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Janus
For each year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$3,319	$5,592
Net realized gain from investment and foreign currency transactions	90,205	25,762
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	58,688	63,565
Net Increase in Net Assets Resulting from Operations	152,212	94,919
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(3,139)	(2,082)
Service Shares	(1,161)	(796)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	(6,428)
Service Shares	–	(3,132)
Net Decrease from Dividends and Distributions to Shareholders	(4,300)	(12,438)
Capital Share Transactions:
Shares Sold
Institutional Shares	8,002	10,398
Service Shares	8,111	12,600
Reinvested Dividends and Distributions
Institutional Shares	3,139	8,510
Service Shares	1,161	3,928
Shares Repurchased
Institutional Shares	(55,778)	(51,784)
Service Shares	(60,562)	(45,293)
Net Decrease from Capital Share Transactions	(95,927)	(61,641)
Net Increase in Net Assets	51,985	20,840
Net Assets:
Beginning of period	552,498	531,658
End of period	$604,483	$552,498

Undistributed Net Investment Income*	$1,454	$3,662

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2013

Financial Highlights

Institutional Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$26.45	$22.84	$24.26	$21.43	$15.81
Income from Investment Operations:
Net investment income	0.16	0.27	0.20	0.16	0.12
Net gain/(loss) on investments (both realized and unrealized)	7.83	3.92	(1.48)	2.91	5.60
Total from Investment Operations	7.99	4.19	(1.28)	3.07	5.72
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.14)	(0.14)	(0.24)	(0.10)
Distributions (from capital gains)*	–	(0.44)	–	–	–
Total Distributions	(0.24)	(0.58)	(0.14)	(0.24)	(0.10)
Net Asset Value, End of Period	$34.20	$26.45	$22.84	$24.26	$21.43
Total Return	30.34%	18.59%	(5.30)%	14.52%	36.26%
Net Assets, End of Period (in thousands)	$433,603	$374,860	$352,646	$424,037	$441,921
Average Net Assets for the Period (in thousands)	$399,973	$377,786	$393,230	$409,886	$380,924
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.54%	0.53%	0.62%	0.70%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.54%	0.53%	0.62%	0.70%	0.68%
Ratio of Net Investment Income to Average Net Assets	0.65%	1.08%	0.81%	0.60%	0.59%
Portfolio Turnover Rate	50%	38%	90%	43%	56%

Service Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$26.13	$22.60	$24.03	$21.11	$15.59
Income from Investment Operations:
Net investment income	0.02	0.17	0.09	0.03	0.07
Net gain/(loss) on investments (both realized and unrealized)	7.79	3.91	(1.41)	2.97	5.52
Total from Investment Operations	7.81	4.08	(1.32)	3.00	5.59
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.11)	(0.11)	(0.08)	(0.07)
Distributions (from capital gains)*	–	(0.44)	–	–	–
Total Distributions	(0.20)	(0.55)	(0.11)	(0.08)	(0.07)
Net Asset Value, End of Period	$33.74	$26.13	$22.60	$24.03	$21.11
Total Return	29.99%	18.28%	(5.54)%	14.26%	35.93%
Net Assets, End of Period (in thousands)	$170,880	$177,638	$179,012	$242,135	$2,046,895
Average Net Assets for the Period (in thousands)	$174,538	$184,029	$216,273	$962,905	$1,528,802
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.79%	0.78%	0.87%	0.92%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.79%	0.78%	0.87%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.41%	0.82%	0.56%	0.39%	0.32%
Portfolio Turnover Rate	50%	38%	90%	43%	56%

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

16 | DECEMBER 31, 2013

may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a

Janus Aspen Series | 17

Notes to Financial Statements (continued)

market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold a material amount of Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Janus Portfolio	$25,238,362

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year. Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on

18 | DECEMBER 31, 2013

foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to

Janus Aspen Series | 19

Notes to Financial Statements (continued)

sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if

20 | DECEMBER 31, 2013

the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the year ended December 31, 2013 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2012	–	$–
Options written	3,569	310,828
Options closed	(1,854)	(142,758)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2013	1,715	$168,070

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Janus Portfolio
Equity Contracts	Unaffiliated investments at value	$1,116,108*	Options written, at value	$21,847
Foreign Exchange Contracts	Forward currency contracts	90,627	Forward currency contracts	335,292

Total		$1,206,735		$357,139

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions		Written options contracts	Total

Janus Aspen Janus Portfolio
Equity Contracts	$(546,954	)*	$92,700	$(454,254)
Foreign Exchange Contracts	229,568		–	229,568

Total	$(317,386)		$92,700	$(224,686)

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Janus Aspen Janus Portfolio
Equity Contracts	$1,018,825*	$146,223	$1,165,048
Foreign Exchange Contracts	(299,650)	–	(299,650)

Total	$719,175	$146,223	$865,398

*	Amounts relate to purchased options.

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about

22 | DECEMBER 31, 2013

transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the
Counterparty	Gross Amounts of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$1,163,286	$(119,341)	$(999,968)	$43,977
HSBC Securities (USA), Inc.	22,928	(22,928)	–	–
JPMorgan Chase & Co.	5,759	(5,759)	–	–
RBC Capital Markets Corp.	14,762	(14,762)	–	–

Total	$1,206,735	$(162,790)	$(999,968)	$43,977

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts Offset in the
Counterparty	Gross Amounts of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$119,341	$(119,341)	$–	$–
HSBC Securities (USA), Inc.	70,605	(22,928)	–	47,677
JPMorgan Chase & Co.	90,361	(5,759)	–	84,602
RBC Capital Markets Corp.	76,832	(14,762)	–	62,070

Total	$357,139	$(162,790)	$–	$194,349

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral reduces the risk of loss.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the year ended December 31, 2013, the Portfolio recorded a Performance Adjustment of $(884,560).

24 | DECEMBER 31, 2013

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Janus Portfolio	$1,469,726	$41,836,825	$(93,222,242)	$–	$–	$127,879	$188,267,024

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2013

		Accumulated
Portfolio	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(93,222,242)	$(93,222,242)

(1)	Capital loss carryover is subject to annual limitations, at least $(23,370,699) should be available in the next fiscal year.

During the year ended December 31, 2013, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Janus Portfolio	$46,888,681

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Janus Portfolio	$418,297,723	$189,395,191	$(1,128,167)

26 | DECEMBER 31, 2013

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$4,299,455	$–	$–	$–

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$2,878,313	$9,560,271	$–	$–

6.	Capital Share Transactions

For each year ended December 31	Janus Aspen Janus Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	270	404
Reinvested dividends and distributions	106	351
Shares repurchased	(1,870)	(2,024)
Net Increase/(Decrease) in Portfolio Shares	(1,494)	(1,269)
Shares Outstanding, Beginning of Period	14,173	15,442
Shares Outstanding, End of Period	12,679	14,173
Transactions in Portfolio Shares – Service Shares
Shares sold	278	499
Reinvested dividends and distributions	40	164
Shares repurchased	(2,052)	(1,787)
Net Increase/(Decrease) in Portfolio Shares	(1,734)	(1,124)
Shares Outstanding, Beginning of Period	6,798	7,922
Shares Outstanding, End of Period	5,064	6,798

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$281,343,270	$357,918,612	$–	$–

Janus Aspen Series | 27

Notes to Financial Statements (continued)

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Janus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Janus Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

30 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

32 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

34 | DECEMBER 31, 2013

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

36 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

38 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

40 | DECEMBER 31, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

42 | DECEMBER 31, 2013

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 43

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Janus Portfolio	100%

44 | DECEMBER 31, 2013

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

46 | DECEMBER 31, 2013

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Aspen Series | 47

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Aspen Janus Portfolio	5/11-Present	Vice President and Assistant Director of Equity Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2006-2011) for Global Technology Portfolio and Research Analyst (2005-2009) for Janus Capital.

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

48 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55233	109-02-81111 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Overseas Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT I believe that company fundamentals drive share prices over the long term. I use intensive, fundamental research to make high-conviction investments.	Brent Lynn portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned 14.56% and 14.28%, respectively, over the 12-month period ended December 31, 2013. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 15.29%, and its secondary benchmark, the MSCI EAFE Index, returned 22.78% during the period.

Despite the positive absolute return, I am disappointed with the Portfolio’s one-year performance and especially with the three-year performance relative to the benchmarks. My investment approach has not changed, however, and I am optimistic about my Portfolio because of what I believe to be strong long-term prospects of our companies and their attractive stock valuations.

I see two key reasons for the relatively poor performance of the Portfolio in the last year as well as over the past three years. The most important reason by far is that my style of opportunistic investment has been out of favor in the past three years. I prefer to invest in long-term, high-conviction opportunities even if there are short-term headwinds.

I believe that during the past few years we have seen a highly momentum- and safety-oriented market. Companies with near-term visibility of earnings and cash flows, especially if they are growing, have performed extremely well, despite often trading at high valuations. Meanwhile, on the other end of this bifurcated market, many stocks facing near-term uncertainty in their businesses have dramatically underperformed, seemingly regardless of attractively low valuations or longer-term growth prospects. The Overseas Portfolio is overwhelmingly invested in companies I believe are attractive and have long-term growth potential, but many of these holdings are cyclical businesses sensitive to the difficult global economic and political macroeconomic environment of the past few years. Even in the cases where the economic environment has hurt shorter-term results, I believe these companies remain competitively advantaged and will emerge strongly positioned.

I like situations where fear and short-term noise provide opportunities to own companies with great long-term prospects at compelling valuations. Many of these names are in emerging markets or in out-of-favor segments of the market, such as cyclicals, energy and financials. As long as we have conviction in a company’s franchise value, competitive advantages, long-term growth prospects and compelling valuation, I have maintained or in some cases increased our position.

The second and related reason for the underperformance is the Portfolio’s large weight in emerging markets, relative to the benchmark. During the past three years, large emerging markets such as Brazil, India and China have dramatically underperformed. I believe this underperformance is unwarranted. Many of the world’s most pressing economic problems, such as aging populations, looming government debt, fiscal deficits and slow economic growth, are most pronounced in Europe, Japan and the U.S. The reasons for underperformance in emerging markets are short-term slowdowns in economic growth and concerns about the near-term political environment. I took advantage of the market weakness to increase our investments in strong emerging market franchises at what I thought were attractive valuations.

I believe there are fundamental reasons why the extreme bifurcation in the market will not last.

First, the pressure on economically sensitive stocks should ease. The global economy won’t stay down forever. The U.S. may not be firing on all cylinders, but clearly our economy has strengthened this year. Europe has recently shown signs of a small pickup. Chinese growth appears stable, refuting the arguments of those predicting a hard-landing. In Japan, (Prime Minister Shinzo Abe) Abenomics-fueled optimism has spurred at least a temporary increase in economic activity. In addition, I believe that the likelihood of a dangerous outcome from either the European sovereign debt crisis or the Chinese leadership transition is greatly reduced from a year ago. And fortunately, the U.S. appears to have avoided a worst-case scenario in its debt ceiling saga.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Second, over the long term, I believe the BRICs (Brazil, Russia, India and China) and other emerging markets will be the key growth engines of the global economy, driven by secular trends of globalization, urbanization and infrastructure development. On a near-term basis, I also see some cause for macroeconomic optimism. In China, stable economic activity and a relatively smooth leadership transition laid the groundwork for a new period of reforms necessary to transform its economy. In India, under the surface, the government is making modest progress restarting stalled infrastructure projects, implementing pragmatic reforms and reducing the current account deficit.

Valuation is the third and by far the most important reason why I believe the market bifurcation will not last. The valuations of some of our holdings are the most attractive I’ve seen since the 2008-2009 financial crisis. My Portfolio and my investment philosophy are all about investing in what I think are competitively advantaged companies with long-term growth opportunities trading at valuations far below their intrinsic values.

DETRACTORS FROM PERFORMANCE

Relative to its primary benchmark, the MSCI All-Country World ex-U.S. Index, the Portfolio’s large exposure to emerging markets, particularly India and Brazil, significantly hurt performance during the period. On a sector basis, the Portfolio’s investments in energy and financials significantly hurt performance.

Currency detracted from the Portfolio’s absolute performance during the period primarily due to the fall in the Indian rupee and Brazilian real. The Portfolio’s hedge against Japanese yen exposure helped performance. For the past few years, I have hedged most of our yen exposure because I felt Japan’s high level of government debt would eventually lead to a weaker yen.

Li & Fung, the Portfolio’s largest holding, was the most significant individual detractor. Despite what we consider its very low valuation, the Hong Kong-based retail outsourcing and logistics company continued to suffer from concerns about the U.S. retail environment. While we continue to believe the company is well positioned for growth longer term, we reduced our position to reflect the company’s near-term uncertainties.

Petroleo Brasileiro (Petrobras), the Brazilian integrated energy giant, was the second-largest detractor. Production shortfalls, and more importantly the unwillingness of the Brazilian government to raise refined product prices to global levels, pressured the stock. I saw Petrobras as a global leader in deepwater production with one of the most exciting production growth outlooks of any large oil company globally. I maintained a significant position in Petrobras during the period, but I am monitoring refined product price developments in Brazil, because the company needs price increases to fund its huge development program.

Brazilian homebuilder MRV Engenharia e Participacoes, the Portfolio’s third-largest detractor, suffered from weakness in the Brazilian economy and relatedly its market. MRV’s shares were also weak due to disappointing profit margins from higher-than-expected costs in some of its housing projects and lower average selling prices. I believe the company’s margin profile should see significant improvement over the next few years.

CONTRIBUTORS TO PERFORMANCE

U.S.-based airlines, Delta Air Lines and United Continental Holdings, were the first and third largest contributors, respectively. Despite higher oil prices and a lackluster economic environment, improving operations and merger synergies, continued industry capacity discipline and airline consolidation led to solid cash flows and profits. Delta in particular demonstrated strong performance. I believed that the cash flow generation potential for both companies had still not been fully appreciated by the market, but I cut both positions based on valuation.

Jazz Pharmaceuticals, the Portfolio’s second-largest contributor, benefited from strong earnings growth and significant sales momentum for its key drug Xyrem. A good market environment for specialty pharmaceutical stocks in general also aided the shares. I consider Xyrem to be a life-changing drug for people who suffer from narcolepsy, a chronic sleep disorder. I also believe the company is well positioned to benefit from the consolidation trend in the specialty pharmaceutical industry.

In aggregate, derivatives added to performance during the period. In addition to the currency hedge on the Japanese yen mentioned earlier, the Portfolio also selectively utilized swaps during the period. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly. Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.

INVESTMENT STRATEGY AND OUTLOOK

I am also an investor in the Overseas strategy, but more importantly, I am a steward of your money. I take my

2 | DECEMBER 31, 2013

(unaudited)

responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings.

I am hopeful an improving global situation will provide a better backdrop for global risk assets, especially in emerging markets. I strongly believe that our stocks are poised to reflect the earnings, cash flows and prospects of the underlying companies. We constantly evaluate the Portfolio to make sure we still have conviction in the core franchise and in the long-term prospects of each holding.

Conviction always is important, but in difficult times, it is critical. My conviction in the Portfolio comes from our team’s tremendous, in-depth fundamental research. The risk averse, momentum-oriented markets of the past few years have created tremendous opportunities to buy what I think are strong franchises on sale around the world. Many of our holdings have been out of favor in this environment because of perceived short-term stock specific or macro headwinds. As markets once again take a longer-term view and focus more on valuation, and as our companies’ strong long-term growth prospects become more visible, I believe the Portfolio can once again perform to my expectations and to the expectations of my investors.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	3.58%
Jazz Pharmaceuticals PLC	2.97%
United Continental Holdings, Inc.	2.40%
Melco International Development, Ltd.	2.01%
Renault S.A.	1.72%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–1.94%
Petroleo Brasileiro S.A. (ADR)	–1.51%
MRV Engenharia e Participacoes S.A.	–0.86%
OGX Petroleo e Gas Participacoes S.A.	–0.83%
Cobalt International Energy, Inc.	–0.75%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	3.35%	15.24%	10.85%
Health Care	2.24%	4.86%	7.68%
Information Technology	2.20%	13.64%	6.38%
Materials	1.03%	3.95%	9.28%
Other**	–0.01%	1.51%	0.00%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–6.77%	16.15%	9.51%
Financials	–4.28%	24.02%	26.62%
Consumer Discretionary	–1.55%	19.24%	10.26%
Telecommunication Services	–0.66%	0.00%	5.56%
Utilities	–0.11%	0.35%	3.45%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | DECEMBER 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Li & Fung, Ltd. Textiles, Apparel & Luxury Goods	6.1%
Reliance Industries, Ltd. Oil, Gas & Consumable Fuels	5.2%
United Continental Holdings, Inc. Airlines	5.2%
Telefonaktiebolaget L.M. Ericsson – Class B Communications Equipment	4.2%
Nintendo Co., Ltd. Software	4.0%

24.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Emerging markets comprised 38.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	14.56%	14.68%	10.93%	10.76%	0.49%

Janus Aspen Overseas Portfolio – Service Shares	14.28%	14.40%	10.65%	10.63%	0.74%

MSCI All Country World ex-U.S. IndexSM	15.29%	12.81%	7.57%	N/A**

MSCI EAFE® Index	22.78%	12.44%	6.91%	5.37%

Morningstar Quartile – Institutional Shares	4th	1st	1st	1st

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	708/818	86/731	3/500	4/184

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

6 | DECEMBER 31, 2013

(unaudited)

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,181.20	$2.86	$1,000.00	$1,022.58	$2.65	0.52%

Service Shares	$1,000.00	$1,179.80	$4.23	$1,000.00	$1,021.32	$3.92	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2013

Shares		Value

Common Stock – 97.1%
Air Freight & Logistics – 1.5%
126,574	Panalpina Welttransport Holding A.G.	$21,218,673
Airlines – 7.2%
1,057,482	Delta Air Lines, Inc.	29,049,031
1,952,052	United Continental Holdings, Inc.*,**	73,846,127
		102,895,158
Automobiles – 0.2%
1,129,300	SAIC Motor Corp., Ltd.ß	2,637,688
Capital Markets – 1.4%
425,865	Deutsche Bank A.G.	20,313,179
Commercial Banks – 5.4%
932,963	Axis Bank, Ltd.	19,602,782
1,637,655	Punjab National Bank	16,587,049
775,263	State Bank of India	22,142,314
792,604	TCS Group Holding PLC (GDR)*	12,443,883
1,124,139	Turkiye Halk Bankasi A/S	6,364,533
		77,140,561
Communications Equipment – 4.2%
4,913,195	Telefonaktiebolaget L.M. Ericsson – Class B**	59,983,174
Construction & Engineering – 1.1%
9,553,400	Louis XIII Holdings, Ltd.	9,622,395
922,819	UGL, Ltd.	6,021,967
		15,644,362
Diversified Financial Services – 2.1%
510,200	Japan Exchange Group, Inc.**	14,483,691
2,702,552	Reliance Capital, Ltd.	15,793,652
		30,277,343
Electrical Equipment – 1.1%
1,242,927	Havells India, Ltd.	15,893,791
Food & Staples Retailing – 0.8%
712,669	X5 Retail Group N.V. (GDR)*	11,951,459
Food Products – 0.1%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.ß	1,982,675
Hotels, Restaurants & Leisure – 4.6%
6,566,400	Melco Crown Philippines Resorts Corp.*	2,024,529
6,886,465	Melco International Development, Ltd.	25,311,356
302,885	Orascom Development Holding A.G.	4,941,665
16,913,835	Shangri-La Asia, Ltd.	32,981,324
		65,258,874
Household Durables – 2.5%
430,900	Iida Group Holdings Co., Ltd.**	8,602,449
6,586,500	MRV Engenharia e Participacoes S.A.	23,538,172
5,510,620	PDG Realty S.A. Empreendimentos e Participacoes	4,228,336
		36,368,957
Independent Power Producers & Energy Traders – 0.3%
7,057,844	Adani Power, Ltd.*	4,444,673
Industrial Conglomerates – 2.4%
19,347,985	John Keells Holdings PLC	33,635,159
Information Technology Services – 1.4%
346,395	QIWI PLC (ADR)	19,398,120
Internet & Catalog Retail – 4.3%
675,211	Ctrip.com International, Ltd. (ADR)*	33,503,970
1,894,700	Rakuten, Inc.**	28,144,276
		61,648,246
Internet Software & Services – 2.4%
1,138,888	Youku Tudou, Inc. (ADR)*	34,508,306
Machinery – 0.8%
220,253	Vallourec S.A.	11,997,935
Media – 1.0%
668,900	Fuji Media Holdings, Inc.**	13,658,800
Metals & Mining – 3.8%
7,411,959	Fortescue Metals Group, Ltd.	38,508,839
3,376,046	Hindustan Zinc, Ltd.	7,232,435
2,586,335	Turquoise Hill Resources, Ltd.*	8,547,251
		54,288,525
Oil, Gas & Consumable Fuels – 18.0%
1,118,325	Africa Oil Corp.*	9,718,614
848,054	Africa Oil Corp. – Private Placement*,§	7,352,993
2,465,335	Athabasca Oil Corp.*	15,041,306
1,218,001	Cobalt International Energy, Inc.*	20,036,116
1,343,952	Karoon Gas Australia, Ltd.*	5,206,884
959,383	Niko Resources, Ltd.*	2,294,353
6,400,377	Ophir Energy PLC*	34,737,546
1,942,248	Pacific Rubiales Energy Corp.	33,538,112
3,954,905	Petroleo Brasileiro S.A. (ADR)**	54,498,591
5,114,549	Reliance Industries, Ltd.	74,026,585
		256,451,100
Pharmaceuticals – 7.4%
316,966	Endo Health Solutions, Inc.*	21,382,526
9,752,300	Genomma Lab Internacional S.A.B. de C.V. – Class B*	27,373,566
426,361	Jazz Pharmaceuticals PLC*	53,960,248
434,317	Strides Arcolab, Ltd.	2,529,361
		105,245,701
Real Estate Investment Trusts (REITs) – 1.1%
4,945,900	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	7,923,145
7,822,186	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	7,654,516
		15,577,661
Real Estate Management & Development – 4.7%
12,635,525	DLF, Ltd.	34,055,651
86,676,732	Evergrande Real Estate Group, Ltd.	33,087,842
		67,143,493
Road & Rail – 0.6%
499,327	Globaltrans Investment PLC (GDR)	7,939,299
Semiconductor & Semiconductor Equipment – 4.0%
2,884,056	ARM Holdings PLC	52,479,056
581,300	Sumco Corp.**	5,123,434
		57,602,490
Software – 5.3%
1,999,200	Nexon Co., Ltd.**	18,455,906
430,100	Nintendo Co., Ltd.**	57,229,566
		75,685,472
Textiles, Apparel & Luxury Goods – 6.1%
68,129,940	Li & Fung, Ltd.	87,864,251

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares		Value

Trading Companies & Distributors – 1.3%
4,383,510	Adani Enterprises, Ltd.	$18,604,226

Total Common Stock (cost $1,418,023,814)		1,387,259,351

Warrants – 0.1%
Industrial Conglomerates – 0.1%
348,229	John Keells Holdings PLC* expires 11/12/15	213,065
348,229	John Keells Holdings PLC* expires 11/11/16	251,684

Total Warrants (cost $165,463)		464,749

Money Market – 0.7%
10,292,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $10,292,000)	10,292,000

Total Investments (total cost $1,428,481,277) – 97.9%		1,398,016,100

Cash, Receivables and Other Assets, net of Liabilities** – 2.1%		30,203,843

Net Assets – 100%		$1,428,219,943

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$49,737,690	3.6%
Brazil	82,265,099	5.9%
Canada	76,492,629	5.5%
China	105,720,481	7.6%
France	11,997,935	0.9%
Germany	20,313,179	1.5%
Hong Kong	155,779,326	11.1%
India	230,912,519	16.5%
Japan	145,698,122	10.4%
Mexico	35,296,711	2.5%
Philippines	2,024,529	0.1%
Russia	51,732,761	3.7%
Sri Lanka	34,099,908	2.4%
Sweden	59,983,174	4.3%
Switzerland	26,160,338	1.9%
Turkey	14,019,049	1.0%
United Kingdom	87,216,602	6.2%
United States††	208,566,048	14.9%

Total	$1,398,016,100	100.0%

††	Includes Cash Equivalents of 0.7%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse International: Japanese Yen 1/9/14	5,325,000,000	$50,575,260	$2,483,238

HSBC Securities (USA), Inc.: Japanese Yen 1/16/14	4,855,000,000	46,113,435	1,011,964

JPMorgan Chase & Co.: Japanese Yen 1/23/14	5,231,000,000	49,686,991	952,961

RBC Capital Markets Corp.: Japanese Yen 1/16/14	3,840,000,000	36,472,831	840,240

Total		$182,848,517	$5,288,403

Total Return Swaps outstanding at December 31, 2013

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Credit Suisse International:	$13,455,706	1 month USD LIBOR plus 75 basis points	Moscow Exchange	8/22/14	$214,077
Morgan Stanley & Co. International PLC	5,760,188,206 JPY	1 day JPY LIBOR plus 50 basis points	Mitsubishi UFJ Financial Group, Inc.; Mizuho Financial Group, Inc.; Sumitomo Mitsui Financial Group, Inc.	12/30/14	4,914,150
Morgan Stanley & Co. International PLC	22,881,328	1 month USD LIBOR plus 85 basis points	Sberbank of Russia	1/20/15	75,900
UBS A.G.	25,265,405	1 month USD LIBOR plus 95 basis points	Sberbank of Russia	9/16/14	350,414

Total					$5,554,541

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$339,893,028

ß	Security is illiquid.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Africa Oil Corp. – Private Placement	10/17/13	$6,845,546	$7,352,993	0.5%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2013. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Overseas Portfolio
Janus Cash Liquidity Fund LLC	397,468,287	$397,468,287	(389,747,287)	$(389,747,287)	$–	$9,946	$10,292,000

10 | DECEMBER 31, 2013

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Food Products	$–	$–	$1,982,675
Oil, Gas & Consumable Fuels	249,098,107	7,352,993	–
All Other	1,128,825,576	–	–

Warrants	464,749	–	–

Money Market	–	10,292,000	–

Total Investments in Securities	$1,378,388,432	$17,644,993	$1,982,675

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$5,288,403	$–
Outstanding Swap Contracts at Value	–	5,554,541	–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2013	Overseas
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,428,481
Unaffiliated investments at value	$1,387,724
Affiliated investments at value	10,292
Cash	21
Cash denominated in foreign currency(1)	–
Restricted cash (Note 1)	20,593
Receivables:
Investments sold	998
Portfolio shares sold	385
Dividends	142
Foreign dividend tax reclaim	472
Outstanding swap contracts at value	5,555
Non-interested Trustees’ deferred compensation	28
Other assets	45
Forward currency contracts	5,288
Total Assets	1,431,543
Liabilities:
Payables:
Portfolio shares repurchased	2,257
Advisory fees	576
Fund administration fees	12
Internal servicing cost	1
Distribution fees and shareholder servicing fees	211
Non-interested Trustees’ fees and expenses	7
Non-interested Trustees’ deferred compensation fees	28
Accrued expenses and other payables	231
Total Liabilities	3,323
Net Assets	$1,428,220
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,292,736
Undistributed net investment income*	30,016
Undistributed net realized gain from investment and foreign currency transactions*	125,082
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(19,614)
Total Net Assets	$1,428,220
Net Assets - Institutional Shares	$453,796
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,799
Net Asset Value Per Share	$42.02
Net Assets - Service Shares	$974,424
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,814
Net Asset Value Per Share	$40.92

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of $152.

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Statement of Operations

Janus Aspen
For the year ended December 31, 2013	Overseas
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$26,105
Dividends from affiliates	10
Other Income	7
Foreign tax withheld	(1,153)
Total Investment Income	24,969
Expenses:
Advisory fees	6,378
Internal servicing expense - Institutional Shares	4
Internal servicing expense - Service Shares	8
Shareholder reports expense	280
Transfer agent fees and expenses	2
Registration fees	10
Custodian fees	294
Professional fees	74
Non-interested Trustees’ fees and expenses	13
Fund administration fees	143
Distribution fees and shareholder servicing fees - Service Shares	2,436
Other expenses	73
Total Expenses	9,715
Net Expenses after Waivers and Expense Offsets	9,715
Net Investment Income	15,254
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	152,018
Net realized gain from swap contracts	25,906
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(5,906)
Change in unrealized net appreciation/(depreciation) of swap contracts	2,467
Net Gain on Investments	174,485
Net Increase in Net Assets Resulting from Operations	$189,739

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
For each year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$15,254	$14,258
Net realized gain from investment and foreign currency transactions	177,924	81,680
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,439)	99,944
Net Increase in Net Assets Resulting from Operations	189,739	195,882
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(14,252)	(3,418)
Service Shares	(29,616)	(6,389)
Service II Shares	N/A	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	(52,074)
Service Shares	–	(114,512)
Service II Shares	N/A	–
Net Decrease from Dividends and Distributions to Shareholders	(43,868)	(176,393)
Capital Share Transactions:
Shares Sold
Institutional Shares	20,881	41,888
Service Shares(1)	71,773	301,398
Service II Shares	N/A	5,171
Redemption Fees
Service II Shares	N/A	9
Reinvested Dividends and Distributions
Institutional Shares	14,252	55,492
Service Shares	29,616	120,901
Service II Shares	N/A	–
Shares Repurchased
Institutional Shares	(119,911)	(84,612)
Service Shares	(243,707)	(291,726)
Service II Shares(1)	N/A	(207,795)
Net Decrease from Capital Share Transactions	(227,096)	(59,274)
Net Decrease in Net Assets	(81,225)	(39,785)
Net Assets:
Beginning of period	1,509,445	1,549,230
End of period	$1,428,220	$1,509,445

Undistributed Net Investment Income*	$30,016	$35,116

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares. This was accomplished by a tax-free exchange of 4,581,576 Service II Shares (valued at $194,963,005) for 4,609,055 Service Shares.

See Notes to Financial Statements.

14 | DECEMBER 31, 2013

Financial Highlights

Institutional Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$37.96	$38.15	$57.10	$45.89	$26.49
Income from Investment Operations:
Net investment income	1.40	0.98	0.42	0.41	0.43
Net gain/(loss) on investments (both realized and unrealized)	3.91	3.39	(18.65)	11.15	20.22
Total from Investment Operations	5.31	4.37	(18.23)	11.56	20.65
Less Distributions:
Dividends (from net investment income)*	(1.25)	(0.27)	(0.23)	(0.35)	(0.21)
Distributions (from capital gains)*	–	(4.29)	(0.49)	–	(1.04)
Total Distributions	(1.25)	(4.56)	(0.72)	(0.35)	(1.25)
Net Asset Value, End of Period	$42.02	$37.96	$38.15	$57.10	$45.89
Total Return	14.56%	13.59%	(32.25)%	25.33%	79.15%
Net Assets, End of Period (in thousands)	$453,796	$492,360	$473,616	$751,518	$716,237
Average Net Assets for the Period (in thousands)	$458,592	$490,614	$632,218	$708,368	$554,581
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.51%	0.49%	0.65%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.51%	0.49%	0.65%	0.68%	0.70%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.09%	0.66%	0.47%	0.64%
Portfolio Turnover Rate	30%	36%	32%	30%	44%

Service Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$37.03	$37.38	$56.04	$45.08	$26.07
Income from Investment Operations:
Net investment income	1.12	0.87	0.27	0.20	0.34
Net gain/(loss) on investments (both realized and unrealized)	3.96	3.31	(18.25)	11.03	19.86
Total from Investment Operations	5.08	4.18	(17.98)	11.23	20.20
Less Distributions:
Dividends (from net investment income)*	(1.19)	(0.24)	(0.19)	(0.27)	(0.15)
Distributions (from capital gains)*	–	(4.29)	(0.49)	–	(1.04)
Total Distributions	(1.19)	(4.53)	(0.68)	(0.27)	(1.19)
Net Asset Value, End of Period	$40.92	$37.03	$37.38	$56.04	$45.08
Total Return	14.28%	13.30%	(32.41)%	25.02%	78.66%
Net Assets, End of Period (in thousands)	$974,424	$1,017,085	$896,544	$1,475,804	$1,254,824
Average Net Assets for the Period (in thousands)	$971,802	$998,304	$1,232,913	$1,328,827	$1,001,144
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.76%	0.74%	0.90%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.76%	0.74%	0.90%	0.93%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.89%	0.41%	0.21%	0.39%
Portfolio Turnover Rate	30%	36%	32%	30%	44%

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

16 | DECEMBER 31, 2013

may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of December 31, 2013, Janus Aspen Overseas Portfolio had restricted cash in the amount of $20,593,376. The restricted cash represents collateral received in relation to swap contracts invested in by the Portfolio at December 31, 2013 as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices

Janus Aspen Series | 17

Notes to Financial Statements (continued)

for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold a material amount of Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Overseas Portfolio	$909,587,192

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year. Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

18 | DECEMBER 31, 2013

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies,

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Notes to Financial Statements (continued)

such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

Derivatives not accounted	Asset Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Overseas Portfolio
Equity Contracts	Outstanding swap contracts at value	$5,554,541
Foreign Exchange Contracts	Forward currency contracts	5,288,403

Total		$10,842,944

20 | DECEMBER 31, 2013

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Swap contracts	Total

Janus Aspen Overseas Portfolio
Equity Contracts	$–	$25,906,498	$25,906,498
Foreign Exchange Contracts	32,585,697	–	32,585,697

Total	$32,585,697	$25,906,498	$58,492,195

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Swap contracts	Total

Janus Aspen Overseas Portfolio
Equity Contracts	$–	$2,466,829	$2,466,829
Foreign Exchange Contracts	(2,565,825)	–	(2,565,825)

Total	$(2,565,825)	$2,466,829	$(98,996)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other

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Notes to Financial Statements (continued)

weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the year ended December 31, 2013, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Portfolio. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Portfolio’s investment in China A Shares would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Portfolio’s investments in A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Portfolio does not accrue for such taxes.

As of December 31, 2013, the Portfolio had allocated investment quota of $5,729. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price

22 | DECEMBER 31, 2013

controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the
Counterparty	Gross Amounts of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$2,697,315	$–	$–	$2,697,315
HSBC Securities (USA), Inc.	1,011,964	–	–	1,011,964
JPMorgan Chase & Co.	952,961	–	–	952,961
Morgan Stanley & Co. International PLC	4,990,050	–	–	4,990,050
RBC Capital Markets Corp.	840,240	–	–	840,240
UBS A.G.	350,414	–	–	350,414

Total	$10,842,944	$–	$–	$10,842,944

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral reduces the risk of loss.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated

24 | DECEMBER 31, 2013

monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the year ended December 31, 2013, the Portfolio recorded a Performance Adjustment of $(2,801,862).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Aspen Overseas Portfolio	$77,503,300	$94,733,662	$–	$–	$–	$(19,526)	$(36,733,258)

During the year ended December 31, 2013, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Overseas Portfolio	$19,352,232

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Overseas Portfolio	$1,434,749,358	$325,935,298	$(362,668,556)

26 | DECEMBER 31, 2013

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$43,867,476	$–	$–	$–

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$9,807,602	$166,586,195	$–	$–

6.	Capital Share Transactions

For each year ended December 31	Janus Aspen Overseas Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	534	1,060
Reinvested dividends and distributions	399	1,715
Shares repurchased	(3,103)	(2,219)
Net Increase/(Decrease) in Portfolio Shares	(2,170)	556
Shares Outstanding, Beginning of Period	12,969	12,413
Shares Outstanding, End of Period	10,799	12,969
Transactions in Portfolio Shares – Service Shares
Shares sold	1,894	2,883
Shares sold – Service II Shares Conversion(1)	N/A	4,609
Reinvested dividends and distributions	851	3,829
Shares repurchased	(6,396)	(7,840)
Net Increase/(Decrease) in Portfolio Shares	(3,651)	3,481
Shares Outstanding, Beginning of Period	27,465	23,984
Shares Outstanding, End of Period	23,814	27,465
Transactions in Portfolio Shares – Service II Shares
Shares sold	N/A	113
Reinvested dividends and distributions	N/A	–
Shares repurchased	N/A	(293)
Shares repurchased – Service II Shares Conversion(1)	N/A	(4,582)
Net Increase/(Decrease) in Portfolio Shares	N/A	(4,762)
Shares Outstanding, Beginning of Period	N/A	4,762
Shares Outstanding, End of Period	N/A	–
(1) Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$418,592,149	$635,981,051	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

30 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

32 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

34 | DECEMBER 31, 2013

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

36 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

38 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

40 | DECEMBER 31, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

42 | DECEMBER 31, 2013

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 43

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Overseas Portfolio	$1,054,077	$25,861,108

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Overseas Portfolio	2%

44 | DECEMBER 31, 2013

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

46 | DECEMBER 31, 2013

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Aspen Series | 47

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen Overseas Portfolio	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

48 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55426	109-02-81120 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT
We believe in the timeless adage of the power of compounding, and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe to have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2013, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 26.09% and 25.81%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap Value Index, which returned 33.46%.

Our stocks did not fully participate in the rally, led by high beta (a measure of volatility) stocks. Within the benchmark, stocks with betas in the highest quintile rose over 38% for the year while those with betas in the lowest quintile were up less than 24%. The Portfolio is underweight the highest beta quintile with less than 10% exposure versus a 20% weighting for the Russell Midcap Value Index. On a sector basis, our stocks lagged the index’s holdings in information technology, materials and industrials. Stock selection within financials and energy was additive. Our underweight in utilities, the worst-performing sector for the index, was also beneficial. Our average 7.01% weighting in cash was also a key detractor, but we ended the year with around a 5% cash position.

During the fourth quarter, we reduced our health care weighting. We continue to be overweight the sector, but took gains in a number of stocks that had significant appreciation and whose risk/rewards had become less favorable. Financials were modestly reduced but this sector continues to be our largest exposure from an absolute weight perspective. We added to positions in the information technology, industrial and energy sectors.

MARKET COMMENTARY

The strong rally in the stock market in 2012’s second half extended into 2013. An agreement to push out Congress’ debt ceiling debate and clarity on tax policy helped open the year on a strong note. U.S. stocks continued to climb higher in the second quarter of 2013, but they took a volatile path to get there following Federal Reserve (Fed) Chairman Ben Bernanke’s comments that the central bank could begin reducing (tapering) its stimulative bond-buying program later in the year. In the third quarter, the Fed surprised the market by delaying tapering, which combined with an end to a partial government shutdown, led to a resumption of the year’s rally.

Several positive developments contributed to the continued market gains in the fourth quarter. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December announcement that Fed monthly purchases of securities would be reduced from $85 billion to $75 billion beginning in January. The stock market’s short-term reaction to the announcement was positive and encouraging. The Fed indicated it was somewhat more comfortable with the state of the economy. Corroborating that comfort level was the subsequent revision to 4.1% from 3.6% (and originally estimated at 3.1%) growth in third quarter real gross domestic product (GDP). The other major element in the market’s perception of continuing accommodative monetary policy was the confirmation of Janet Yellen to succeed Bernanke as Fed chair. She is presumed to be at least as aggressive as Bernanke in being accommodative. All of these elements have removed some of the uncertainty about intermediate-term monetary policy.

Another enhancement of confidence was a compromise on the U.S. budget. This was a modest agreement, but it removed the potential for a major dislocation of government operations. The positive view is that there was an element of bipartisanship in the agreement and the influence of more partisan legislators seemed to be reduced. Also contributing to the positive backdrop was lack of further deterioration in the international political and economic environment.

While interest rates on 10-year Treasurys increased during the year from 1.75% to just over 3%, at year end the S&P 500 Index was selling at 1,849 and at 15.5x estimated 2014 earnings per share, has an earnings yield over 6%, and remains attractively valued relative to bonds.

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

On the other hand, at year end the cyclically-adjusted Shiller price earnings ratio is 40% higher than its historical mean. Meanwhile, there continues to be a significant number of unresolved long-term issues. As highlighted below, we believe the higher-quality issues that we emphasize are relatively attractively valued. We believe they have good appreciation potential while having less than average market risk.

STOCKS THAT HURT RESULTS

Goldcorp weighed the most on performance. Shares of this high-quality gold miner suffered, as the underlying spot gold price declined during the year. Goldcorp has among the lowest production costs and the best production growth outlook of any major gold miner as several major projects are expected to enter production in the next four years. Goldcorp also has a net debt-free balance sheet, and high-quality assets that are unlikely to need a write-down in value, unlike the actions its competitors have recently taken. With valuations based on tangible book value near multi-year lows, and spot prices below the all-in production costs of higher-cost competitors, we maintain a position.

Staying in materials, Teck Resources also detracted from performance. The Canadian metallurgical coal and copper producer was hit by significant oversupply, as the largest metallurgical coal producer, BHP, announced its intention to increase coal production from several new projects, despite deterioration in pricing. Those supply additions, in combination with increased domestic Chinese metallurgical coal production and a slowing Chinese economy, forced us to re-evaluate our downside and upside cases for the stock. As a result of our lower proprietary reward to risk ratio, we eliminated our position.

Global fertilizer provider Mosaic, another top detractor, sold off significantly after a global cartel that controls a significant portion of the potash market collapsed. Infighting between Russian producer Uralkali and Belarus-based Belarusian Potash Company over their joint venture led Uralkali to break up the partnership and expand its production. The end result was significantly lower prices for the commodity. On expectations that contract pricing for potash would decline substantially, the entire sector traded much lower. Given the deteriorating outlook for potash pricing and Mosaic’s higher cost structure relative to peers, we exited our position.

STOCKS THAT HELPED RESULTS

Thermo Fisher Scientific was our most significant contributor. The company manufactures scientific instruments, consumables, chemicals and re-agents for the pharmaceutical and biotech industry. Thermo Fisher, which continued to report strong results, is in the process of closing its acquisition of Life Technologies. We believe the addition will be meaningfully accretive, given the sales channel leverage and cost synergies in the combined entity, and will increase the company’s overall mix of recurring revenue. Although the stock has had a strong move up, we continue to hold a position given what we view as a relatively attractive risk-reward when considering its strong long-term fundamentals.

Ameriprise Financial was also a key contributor, as the financial planning and wealth management company enjoyed another year of strong returns. The strength of the equity market drove margin improvement and offset headwinds from asset management outflows. Capital generation and buybacks continued to be exceptionally strong as the company has reduced its share count by over 17% the past two years. We trimmed our position, as we felt the stock’s risk/reward profile became less attractive. We maintain a smaller position based on our belief the company is well positioned for growth and is well capitalized, generates strong free cash flow, and has been disciplined in returning capital to shareholders.

Vodafone Group also aided performance. One of the world’s largest mobile communications companies, Vodafone has over 360 million customers in 30 countries. A large part of the company’s value is derived from Western Europe, but it also has an extensive emerging market portfolio and a very significant 45% stake in the top mobile operator in the U.S., Verizon Wireless. We believed the valuation of Vodafone’s stake in Verizon Wireless was not properly reflected in the stock’s valuation, given the increasing and sustainable distributions of free cash flow to Vodafone and its joint venture partner Verizon Communications. During the third quarter of 2013, Vodafone agreed to sell its stake to Verizon Communications for a staggering $130 billion, and the share price responded favorably. We trimmed the position on strength, given the rally in the stock, but continue to believe that the remainder of Vodafone is still undervalued.

OUTLOOK AND POSITIONING

Our conclusion continues to be that, while the case for stocks relative to bonds remains strong, equities are not undervalued in the context of long-term metrics. We have benefited from the strength of the market and hope that it continues. The market’s momentum and the rotation from bonds to stocks could continue to take equities higher. The result in 2013 has been that the S&P 500’s gain is

2 | DECEMBER 31, 2013

(unaudited)

the best since 1997 and third best in the last 30 years of our investing experience. It has been more than two years since the market had a 10% correction.

Whether up or down, increased volatility is likely. The CBOE VIX Index (a measure of market volatility) has fallen below 14, the lower end of its long-term range. The diminished level of market liquidity and increased share of volume taken by computer trading could exacerbate any volatility. In addition, the muted economic outlook both domestically and abroad, the inevitable rise in interest rates over the long term and political and economic uncertainty here (the debt ceiling decision is likely in the first quarter and could be contentious) and abroad (Middle East, emerging markets and Europe) inject an element of risk to the market. Longer term, the Fed’s ability to unwind its unprecedented monetary stimulus is a major question.

As outlined above, the valuation of the equity market is debatable. However, higher-quality stocks, which we define as those with strong balance sheets, cash flows, earnings stability and competitive position, are relatively attractive. Based on our analysis, these stocks have significantly underperformed since the 2009 market bottom. More volatile, leveraged and what we view as generally lower-quality issues have been much greater beneficiaries of stimulative monetary policy as they have been able to more easily refinance and have seen their interest costs decline. We historically have emphasized higher-quality stocks. We believe these stocks will hold up better in a meaningful market decline, while having significant participation in further market appreciation. A likely increase in merger and acquisition activity should benefit these stocks as it has this year and in past years. In the past, higher-quality stocks have regained favor in the middle part of the economic cycle, when profit margins have peaked, making earnings more unpredictable. We believe emphasizing quality results in a less volatile path of investment returns, which encourages investors to maintain a long-term perspective and avoid momentum influenced reallocations that could result in suboptimal results. We believe our disciplined approach mitigates downside risk while enabling us to participate in stronger markets and is a formula for compounding compelling long-term returns.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Thermo Fisher Scientific, Inc.	0.81%
Ameriprise Financial, Inc.	0.73%
Vodafone Group PLC (ADR)	0.73%
Discover Financial Services	0.66%
McKesson Corp.	0.65%

5 Bottom Performers – Holdings

Contribution

Goldcorp, Inc. (U.S. Shares)	–0.40%
Teck Resources, Ltd. – Class B	–0.32%
Mosaic Co.	–0.22%
Rayonier, Inc.	–0.20%
American Campus Communities, Inc.	–0.18%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	1.77%	30.73%	31.73%
Utilities	1.15%	3.52%	11.22%
Energy	0.23%	8.61%	8.13%
Telecommunication Services	–0.14%	1.97%	0.99%
Consumer Staples	–0.26%	3.59%	3.87%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Other**	–3.04%	7.01%	0.00%
Information Technology	–2.05%	9.11%	10.32%
Materials	–1.12%	1.87%	5.56%
Industrials	–1.06%	14.48%	11.24%
Health Care	–0.81%	12.46%	7.78%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4 | DECEMBER 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Torchmark Corp. Insurance	2.1%
Tyco International, Ltd. (U.S. Shares) Commercial Services & Supplies	2.0%
Raymond James Financial, Inc. Capital Markets	2.0%
PPL Corp. Electric Utilities	2.0%
CIT Group, Inc. Commercial Banks	1.9%

10.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the May 1, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	26.09%	16.10%	9.46%	11.98%#	0.58%

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	25.81%	15.70%	9.10%	11.32%*	0.83%

Russell Midcap® Value Index	33.46%	21.16%	10.25%	12.53%**

Morningstar Quartile – Service Shares	4th	4th	3rd	3rd

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	404/428	347/373	164/290	151/277

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, Portfolio holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

6 | DECEMBER 31, 2013

(unaudited)

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective April 1, 2013, Tom Perkins, Jeff Kautz and Kevin Preloger are Co-Portfolio Managers of the Portfolio.

#	Institutional Shares inception date – May 1, 2003
*	Service Shares inception date – December 31, 2002
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,118.50	$3.15	$1,000.00	$1,022.23	$3.01	0.59%

Service Shares	$1,000.00	$1,117.40	$4.48	$1,000.00	$1,020.97	$4.28	0.84%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Common Stock – 94.4%
Aerospace & Defense – 1.9%
18,168	General Dynamics Corp.	$1,735,952
15,000	Rockwell Collins, Inc.	1,108,800
		2,844,752
Auto Components – 1.4%
23,300	Johnson Controls, Inc.	1,195,290
12,700	TRW Automotive Holdings Corp.*	944,753
		2,140,043
Beverages – 3.1%
53,400	Dr. Pepper Snapple Group, Inc.	2,601,648
35,400	Molson Coors Brewing Co. – Class B	1,987,710
		4,589,358
Capital Markets – 3.6%
8,547	Ameriprise Financial, Inc.	983,333
18,100	Invesco, Ltd.	658,840
56,796	Raymond James Financial, Inc.	2,964,183
10,600	State Street Corp.	777,934
		5,384,290
Commercial Banks – 8.0%
16,205	Bank of Hawaii Corp.	958,363
54,600	CIT Group, Inc.	2,846,298
18,018	Cullen / Frost Bankers, Inc.	1,341,080
81,100	Fifth Third Bancorp	1,705,533
52,348	First Republic Bank	2,740,418
86,559	Fulton Financial Corp.	1,132,192
20,214	SunTrust Banks, Inc.	744,077
16,200	Zions Bancorp	485,352
		11,953,313
Commercial Services & Supplies – 4.8%
40,600	ADT Corp.	1,643,082
77,303	Republic Services, Inc.	2,566,460
72,660	Tyco International, Ltd. (U.S. Shares)	2,981,966
		7,191,508
Communications Equipment – 0.6%
12,400	Motorola Solutions, Inc.	837,000
Construction & Engineering – 1.2%
13,418	Jacobs Engineering Group, Inc.*	845,200
29,575	KBR, Inc.	943,147
		1,788,347
Consumer Finance – 1.5%
41,000	Discover Financial Services	2,293,950
Diversified Financial Services – 0.7%
4,700	IntercontinentalExchange Group, Inc.	1,057,124
Electric Utilities – 2.0%
97,935	PPL Corp.	2,946,864
Electrical Equipment – 1.4%
61,526	Babcock & Wilcox Co.	2,103,574
Electronic Equipment, Instruments & Components – 0.4%
6,831	IPG Photonics Corp.	530,154
Energy Equipment & Services – 1.7%
22,000	Ensco PLC – Class A	1,257,960
16,700	National Oilwell Varco, Inc.	1,328,151
		2,586,111
Food & Staples Retailing – 1.1%
15,029	Kroger Co.	594,096
27,719	Sysco Corp.	1,000,656
		1,594,752
Gas Utilities – 0.8%
24,685	AGL Resources, Inc.	1,165,873
Health Care Equipment & Supplies – 3.1%
26,200	Stryker Corp.	1,968,668
10,500	Varian Medical Systems, Inc.*	815,745
19,800	Zimmer Holdings, Inc.	1,845,162
		4,629,575
Health Care Providers & Services – 3.9%
21,300	Laboratory Corp. of America Holdings*	1,946,181
8,071	McKesson Corp.	1,302,659
39,717	Patterson Cos., Inc.	1,636,341
19,087	Quest Diagnostics, Inc.	1,021,918
		5,907,099
Insurance – 7.0%
45,440	Allstate Corp.	2,478,298
19,975	Arthur J. Gallagher & Co.	937,427
46,521	Marsh & McLennan Cos., Inc.	2,249,755
17,680	RenaissanceRe Holdings, Ltd.	1,720,971
39,300	Torchmark Corp.	3,071,295
		10,457,746
Life Sciences Tools & Services – 2.3%
22,649	Charles River Laboratories International, Inc.*	1,201,303
20,495	Thermo Fisher Scientific, Inc.	2,282,118
		3,483,421
Machinery – 2.5%
11,700	Deere & Co.	1,068,561
21,300	Kennametal, Inc.	1,109,091
20,195	Stanley Black & Decker, Inc.	1,629,535
		3,807,187
Marine – 1.7%
25,400	Kirby Corp.*	2,520,950
Metals & Mining – 1.1%
17,217	Allegheny Technologies, Inc.	613,442
44,855	Goldcorp, Inc. (U.S. Shares)	972,008
		1,585,450
Multi-Utilities – 1.3%
38,800	Alliant Energy Corp.	2,002,080
Multiline Retail – 2.3%
16,500	Kohl’s Corp.	936,375
19,245	Macy’s, Inc.	1,027,683
24,000	Nordstrom, Inc.	1,483,200
		3,447,258
Oil, Gas & Consumable Fuels – 7.5%
11,700	Anadarko Petroleum Corp.	928,044
12,800	Hess Corp.	1,062,400
20,077	HollyFrontier Corp.	997,626
21,036	Noble Energy, Inc.	1,432,762
22,788	Plains All American Pipeline L.P.	1,179,735
88,874	Plains GP Holdings L.P. – Class A	2,379,157
50,000	QEP Resources, Inc.	1,532,500

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Schedule of Investments

As of December 31, 2013

Shares or Principal Amount		Value

Oil, Gas & Consumable Fuels – (continued)
15,092	Valero Energy Corp.	$760,637
16,880	Whiting Petroleum Corp.*	1,044,365
		11,317,226
Pharmaceuticals – 1.1%
40,200	Teva Pharmaceutical Industries, Ltd. (ADR)	1,611,216
Professional Services – 0.3%
10,014	Robert Half International, Inc.	420,488
Real Estate Investment Trusts (REITs) – 8.3%
12,500	Alexandria Real Estate Equities, Inc.	795,250
9,136	AvalonBay Communities, Inc.	1,080,149
25,600	Equity Lifestyle Properties, Inc.	927,488
28,900	HCP, Inc.	1,049,648
19,100	Home Properties, Inc.	1,024,142
29,430	Potlatch Corp.	1,228,408
4,985	Public Storage	750,342
22,223	Rayonier, Inc.	935,588
38,985	Redwood Trust, Inc.	755,140
10,800	Taubman Centers, Inc.	690,336
66,674	Two Harbors Investment Corp.	618,735
83,230	Weyerhaeuser Co.	2,627,571
		12,482,797
Road & Rail – 2.3%
17,800	Canadian Pacific Railway, Ltd. (U.S. Shares)	2,693,496
6,650	Kansas City Southern	823,469
		3,516,965
Semiconductor & Semiconductor Equipment – 4.2%
44,674	Altera Corp.	1,453,245
50,610	Analog Devices, Inc.	2,577,567
30,808	Microchip Technology, Inc.	1,378,658
37,771	Semtech Corp.*	954,851
		6,364,321
Software – 5.2%
24,907	Autodesk, Inc.*	1,253,569
38,600	CA, Inc.	1,298,890
25,645	Check Point Software Technologies, Ltd.*	1,654,615
17,290	Citrix Systems, Inc.*	1,093,593
16,600	MICROS Systems, Inc.*	952,342
38,400	Synopsys, Inc.*	1,557,888
		7,810,897
Specialty Retail – 1.6%
24,065	PetSmart, Inc.	1,750,729
9,044	Ross Stores, Inc.	677,667
		2,428,396
Textiles, Apparel & Luxury Goods – 1.5%
9,351	Ralph Lauren Corp.	1,651,106
10,664	VF Corp.	664,794
		2,315,900
Thrifts & Mortgage Finance – 0.8%
52,717	Washington Federal, Inc.	1,227,779
Wireless Telecommunication Services – 2.2%
40,226	Rogers Communications, Inc. – Class B	1,820,604
36,620	Vodafone Group PLC (ADR)	1,439,532
		3,260,136

Total Common Stock (cost $110,281,682)		141,603,900

Repurchase Agreement – 5.2%
$7,800,000	ING Financial Markets LLC, 0.0100%, dated 12/31/13, maturing 1/2/14 to be repurchased at $7,800,004 collateralized by $8,343,635 in U.S. Treasuries 0.0000% – 6.3750%, 5/1/14 – 5/15/43 with a value of $7,956,077 (cost $7,800,000)	7,800,000

Total Investments (total cost $118,081,682) – 99.6%		149,403,900

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		572,366

Net Assets – 100%		$149,976,266

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$5,486,108	3.7%
Israel	3,265,831	2.2%
United Kingdom	1,439,532	0.9%
United States††	139,212,429	93.2%

Total	$149,403,900	100.0%

††	Includes Cash Equivalents of 5.2%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information

CBOE VIX Index	The Chicago Board of Options Exchange (CBOE) Volatility Index (“VIX”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock	$141,603,900	$–	$–

Repurchase Agreement	–	7,800,000	–

Total Investments in Securities	$141,603,900	$7,800,000	$–

10 | DECEMBER 31, 2013

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of December 31, 2013	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$118,082
Investments at value	$141,604
Repurchase agreements at value	7,800
Cash	13
Receivables:
Investments sold	1,020
Portfolio shares sold	132
Dividends	245
Interest	–
Non-interested Trustees’ deferred compensation	3
Other assets	2
Total Assets	150,819
Liabilities:
Payables:
Investments purchased	594
Portfolio shares repurchased	126
Advisory fees	66
Fund administration fees	1
Internal servicing cost	–
Distribution fees and shareholder servicing fees	23
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	29
Total Liabilities	843
Net Assets	$149,976
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$104,344
Undistributed net investment income*	588
Undistributed net realized gain from investment and foreign currency transactions*	13,721
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	31,323
Total Net Assets	$149,976
Net Assets - Institutional Shares	$44,998
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,332
Net Asset Value Per Share	$19.30
Net Assets - Service Shares	$104,978
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,532
Net Asset Value Per Share	$18.98

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreement of $7,800,000.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the year ended December 31, 2013	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$7
Dividends	2,535
Foreign tax withheld	(21)
Total Investment Income	2,521
Expenses:
Advisory fees	730
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	1
Shareholder reports expense	5
Transfer agent fees and expenses	1
Registration fees	13
Custodian fees	15
Professional fees	32
Non-interested Trustees’ fees and expenses	4
Fund administration fees	14
Distribution fees and shareholder servicing fees - Service Shares	248
Other expenses	11
Total Expenses	1,074
Net Expenses after Waivers and Expense Offsets	1,074
Net Investment Income	1,447
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	14,197
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	16,908
Net Gain on Investments	31,105
Net Increase in Net Assets Resulting from Operations	$32,552

See Notes to Financial Statements.

12 | DECEMBER 31, 2013

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
For each year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$1,447	$1,654
Net realized gain from investment and foreign currency transactions	14,197	3,668
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	16,908	7,445
Net Increase in Net Assets Resulting from Operations	32,552	12,767
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(547)	(398)
Service Shares	(1,095)	(714)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(874)	(2,582)
Service Shares	(1,912)	(5,254)
Net Decrease from Dividends and Distributions to Shareholders	(4,428)	(8,948)
Capital Share Transactions:
Shares Sold
Institutional Shares	13,300	11,385
Service Shares	21,570	17,006
Reinvested Dividends and Distributions
Institutional Shares	1,421	2,980
Service Shares	3,007	5,968
Shares Repurchased
Institutional Shares	(20,318)	(15,070)
Service Shares	(25,788)	(17,618)
Net Increase/(Decrease) from Capital Share Transactions	(6,808)	4,651
Net Increase in Net Assets	21,316	8,470
Net Assets:
Beginning of period	128,660	120,190
End of period	$149,976	$128,660

Undistributed Net Investment Income*	$588	$819

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$15.81	$15.37	$15.91	$13.85	$10.71
Income from Investment Operations:
Net investment income	0.24	0.24	0.16	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	3.82	1.37	(0.58)	2.03	3.48
Total from Investment Operations	4.06	1.61	(0.42)	2.16	3.53
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.15)	(0.12)	(0.10)	(0.07)
Distributions (from capital gains)*	(0.35)	(1.02)	–	–	(0.31)
Return of capital	N/A	N/A	N/A	N/A	(0.01)
Total Distributions and Other	(0.57)	(1.17)	(0.12)	(0.10)	(0.39)
Net Asset Value, End of Period	$19.30	$15.81	$15.37	$15.91	$13.85
Total Return	26.09%	11.14%	(2.64)%	15.66%	33.69%
Net Assets, End of Period (in thousands)	$44,998	$41,829	$41,295	$38,892	$31,424
Average Net Assets for the Period (in thousands)	$44,335	$41,170	$42,054	$35,949	$20,308
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.58%	0.58%	0.83%	0.92%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.58%	0.58%	0.83%	0.92%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.51%	0.97%	0.99%	0.93%
Portfolio Turnover Rate	71%	49%	52%	65%	77%

Service Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each year ended December 31	2013	2012	2011	2010	2009

Net Asset Value, Beginning of Period	$15.57	$15.18	$15.74	$13.72	$10.63
Income from Investment Operations:
Net investment income	0.16	0.19	0.11	0.08	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.80	1.35	(0.58)	2.01	3.41
Total from Investment Operations	3.96	1.54	(0.47)	2.09	3.45
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.13)	(0.09)	(0.07)	(0.04)
Distributions (from capital gains)*	(0.35)	(1.02)	–	–	(0.31)
Return of capital	N/A	N/A	N/A	N/A	(0.01)
Total Distributions and Other	(0.55)	(1.15)	(0.09)	(0.07)	(0.36)
Net Asset Value, End of Period	$18.98	$15.57	$15.18	$15.74	$13.72
Total Return	25.81%	10.79%	(2.98)%	15.28%	33.14%
Net Assets, End of Period (in thousands)	$104,978	$86,831	$78,895	$82,754	$77,766
Average Net Assets for the Period (in thousands)	$98,703	$84,211	$83,879	$76,667	$64,356
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.83%	0.86%	1.19%	1.27%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.83%	0.86%	1.19%	1.27%	1.38%
Ratio of Net Investment Income to Average Net Assets	0.93%	1.22%	0.63%	0.61%	0.53%
Portfolio Turnover Rate	71%	49%	52%	65%	77%

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 15

Notes to Financial Statements (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy.

16 | DECEMBER 31, 2013

Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold any Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Perkins Mid Cap Value Portfolio	$1,902,162

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks

Janus Aspen Series | 17

Notes to Financial Statements (continued)

have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc.

18 | DECEMBER 31, 2013

Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$7,800,000	$–	$(7,800,000)	$–

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement

Janus Aspen Series | 19

Notes to Financial Statements (continued)

period. Any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon the Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of the Portfolio’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the year ended December 31, 2013, the Portfolio recorded a Performance Adjustment of $(188,192).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.86

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital).

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 99% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its

20 | DECEMBER 31, 2013

services related to the Shares, except for out-of-pocket costs.

Effective May 1, 2012, Service Shares of the Portfolio no longer pay Janus Services an administrative services fee. Prior to May 1, 2012, the Portfolio paid Janus Services an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Perkins Mid Cap Value Portfolio	$3,540,033	$10,880,873	$–	$–	$–	$(2,525)	$31,213,249

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$118,190,651	$32,062,421	$(849,172)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$1,641,628	$2,785,754	$–	$–

For the year ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$1,112,012	$7,835,965	$–	$–

5.	Capital Share Transactions

For each year ended December 31	Janus Aspen Perkins Mid Cap Value Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	754	708
Reinvested dividends and distributions	82	204
Shares repurchased	(1,150)	(952)
Net Increase/(Decrease) in Portfolio Shares	(314)	(40)
Shares Outstanding, Beginning of Period	2,646	2,686
Shares Outstanding, End of Period	2,332	2,646

22 | DECEMBER 31, 2013

For each year ended December 31	Janus Aspen Perkins Mid Cap Value Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Service Shares
Shares sold	1,238	1,090
Reinvested dividends and distributions	176	415
Shares repurchased	(1,460)	(1,125)
Net Increase/(Decrease) in Portfolio Shares	(46)	380
Shares Outstanding, Beginning of Period	5,578	5,198
Shares Outstanding, End of Period	5,532	5,578

6.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$92,666,031	$91,760,815	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Perkins Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

24 | DECEMBER 31, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

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Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

26 | DECEMBER 31, 2013

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

28 | DECEMBER 31, 2013

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

30 | DECEMBER 31, 2013

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

32 | DECEMBER 31, 2013

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

34 | DECEMBER 31, 2013

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

36 | DECEMBER 31, 2013

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

Janus Aspen Series | 37

Useful Information About Your Portfolio Report (unaudited) (continued)

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | DECEMBER 31, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Capital Gain Distributions

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	$2,785,754

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	72%

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

40 | DECEMBER 31, 2013

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

42 | DECEMBER 31, 2013

OFFICERS

		Term of Office* and	Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Past Five Years

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55526	109-02-81122 02-14

annual report
December 31, 2013

Janus Aspen Series

Janus Aspen Protected Series – Growth

highlights

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Janus Aspen Protected Series - Growth (unaudited)

PORTFOLIO SNAPSHOT
Janus Aspen Protected Series – Growth is a growth Portfolio with a protection feature that seeks to minimize and cap losses. This is the only U.S. Portfolio that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE

For the one-year period ending December 31, 2013, Janus Aspen Protected Series – Growth’s Institutional Shares and Service Shares returned 26.66% and 26.45%, respectively. The Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 33.48%, and its secondary benchmark, the Protected Series – Growth Blended Index, returned 19.13% during the same period.

PORTFOLIO MANAGER COMMENTS

U.S. equity markets enjoyed strong gains during the year, lifted by signs that the U.S. economy was improving and that Europe’s economy was slowly recovering. Loose monetary policy also provided a supportive backdrop for equities during the year, though fears about how and when the Federal Reserve (Fed) would taper its quantitative easing program caused bouts of volatility. However, stocks climbed at the end of December when the Fed’s announcement about tapering was more gradual than expected.

As volatility decreased during the year, we were able to increase our exposure to equities. We entered the year at 85.1% exposure to equities and ended at 98.7% exposure, with the protection component comprising the rest of the portfolio. The allocation to the protection component contributed to the Portfolio’s underperformance of its benchmark.

The protection component can be comprised of cash and cash equivalents, U.S. Treasurys, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Portfolio can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared to falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Portfolio’s ability to respond to changing equity market conditions and the Portfolio’s ability to capture certain market gains when the allocations are weighted more heavily to the protection component.

During the course of the year, the average allocation to the protection component was approximately 1.42%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance, as it did during the year.

In addition to the protection component allocation, the Portfolio has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Portfolio rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

While the protection component played a role in our underperformance this year, our equity holdings in the Portfolio also underperformed our primary benchmark. We seek to identify companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable edge in an attractive industry with high growth potential, or a strong management team that has a clear vision for the future course of their company. We believe a collection of companies with these competitive advantages should lead to compounded growth in excess of the market over longer time horizons. We believe much of the outperformance should come in weak or uncertain economic environments because we believe the competitive advantages of the companies in our Portfolio should make them less dependent on a strong economic environment to thrive. In our view, the recent market rally has largely been driven on the premise of an improving global economy. Against that backdrop, we believe stocks that depend on a strong economy tend to rise a little faster than those that put up more consistent growth.

Janus Aspen Series | 1

Janus Aspen Protected Series - Growth (unaudited)

Much of our relative underperformance was driven by our holdings in the industrials sector. The industrials sector tends to be one of the more cyclical sectors. Within the sector, we look for companies that control their own destiny and are less tied to the macroeconomic environment. As a result, we expect our industrials holdings to underperform when the economy appears to be improving, but outperform when the economic outlook is less certain. A couple of industrials companies we held fell during the period, which also negatively impacted performance. FANUC was our largest detractor within the industrials sector. The stock fell during the year as it suffered weak demand for some of its factory automation equipment. We sold the position during the period due to concerns about slowing growth in China, and how that would affect demand for FANUC’s products.

While stock selection in the industrials sector was a large reason for our relative underperformance, there were also a few stocks outside the sector that negatively impacted our results. Teradata was one of the largest detractors from Portfolio performance, but we continue to have strong conviction in the company. A weak IT capital spending environment led to disappointing earnings results in the fourth quarter. We believe concerns about security amid the National Security Agency’s spying scandal have also been headwinds for U.S.-based companies such as Teradata that sell their data center products globally. Finally, concern about competition from other analytics companies has also weighed on the stock in recent months. However, we believe perceived secular threats from competition are overstated. In our view Teradata has a competitive advantage because we believe it has the ability to mine deeper analytical insights from data than other analytics companies, and we believe the company is well positioned to benefit from ongoing trends associated with enterprises needing more insight from the vast amounts of data being created.

VMware was another detractor. We grew concerned about the potential size of the software virtualization market and VMware’s ability to gain share in that market, and sold the position during the year.

While some of the holdings in our Portfolio negatively impacted performance, we were generally pleased by the results from most companies in our Portfolio. Our stock selection in the health care sector was particularly strong relative to the index. Two highly specialized pharmaceutical companies, Gilead and Celgene, were among our top performers. We believe our research team has done a tremendous job of understanding the potential of the drugs in both companies’ pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams.

Gilead rose after its hepatitis C drug, Sovaldi, was approved by the Food and Drug Administration. The company also announced impressive late-stage clinical data for its once-daily combination hepatitis C pill, which demonstrated cure rates well in excess of 90% with as little as eight weeks of treatment for some patients. The data verified our thesis that Gilead has the best offering in hepatitis C treatment and is poised to have one of the strongest drug launches in pharmaceutical industry history. We also like the potential for Gilead’s new single-pill HIV treatment, which offers patients a simpler drug regimen than some other competing HIV drugs, and is potentially more tolerable than other single-pill competitors. Gilead’s new treatment also gives the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies.

Celgene was up more than 114% and was another top contributor to the Portfolio’s performance. During the year, a global study pointed to the benefits of using Celgene’s drug Revlimid as a first-line treatment for multiple myeloma. Currently, the drug is only approved as a second-line treatment for the disease, and using Revlimid earlier in the treatment cycle could meaningfully expand its addressable market, especially outside the United States. Other drugs in Celgene’s pipeline also offer promising potential. We think the company is in the early stages of a major new product cycle, with other potential meaningful contributors including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. The stock has risen as management has explained to the market that multi-year growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

One of our top contributors outside the health care sector was Google. The company continued to demonstrate its ability to monetize its mobile platform during the year. Going forward, we think Google has multiple long-term growth drivers. The company’s Internet search business continues to do well and the company continues to improve monetization of increased viewing on its YouTube platform. The company’s Android mobile operating platform exists in a duopoly with Apple’s mobile platform and we believe both companies benefit from the rapid adoption and heavier use of smartphones.

2 | DECEMBER 31, 2013

(unaudited)

DERIVATIVES

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Portfolio. Derivatives, primarily options, are used in the Portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it, and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the Portfolio. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

We believe the U.S. economy will continue to strengthen and have more growth in 2014 due in large part to a reduced drag from the federal government’s reduction in spending, and also due to broad benefits associated with increased oil and natural gas production. In Europe, we believe austerity has run its course and that the economy will be able to grow modestly, which is an improvement over the last two years. While there are currently a wide range of economic outlooks for emerging market countries, we believe emerging markets on the whole are undergoing positive long-term changes as a burgeoning middle class starts increasing consumption. We are investing in a number of companies that we think will benefit as consumption rates in those markets increase.

Thank you for your investment in Janus Aspen Protected Series – Growth.

Janus Aspen Series | 3

Janus Aspen Protected Series - Growth (unaudited)

Janus Aspen Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	1.95%
Google, Inc. – Class A	1.82%
Celgene Corp.	1.45%
MasterCard, Inc. – Class A	1.03%
L Brands, Inc.	0.96%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini Future – expired March 2013	–0.30%
Teradata Corp.	–0.25%
FANUC Corp.	–0.11%
VMware, Inc. – Class A	–0.09%
Ventas, Inc.	–0.06%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	2.45%	14.37%	12.43%
Telecommunication Services	0.29%	0.70%	2.19%
Utilities	0.00%	–0.01%	0.22%
Financials	–0.17%	2.60%	5.11%
Materials	–0.26%	3.23%	4.23%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Industrials	–1.64%	13.81%	12.53%
Protection Component**	–1.24%	1.87%	0.00%
Information Technology	–0.87%	29.31%	27.80%
Consumer Discretionary	–0.68%	17.92%	18.42%
Energy	–0.54%	5.42%	4.43%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4 | DECEMBER 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Apple, Inc. Computers & Peripherals	5.7%
Google, Inc. – Class A Internet Software & Services	5.4%
Gilead Sciences, Inc. Biotechnology	2.9%
Canadian Pacific Railway, Ltd. Road & Rail	2.6%
Monsanto Co. Chemicals	2.4%

19.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of December 31, 2012

Janus Aspen Series | 5

Janus Aspen Protected Series - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013			Expense Ratios – per the May 1, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Protected Series - Growth – Institutional Shares	26.66%	17.22%	4.52%	1.42%

Janus Aspen Protected Series - Growth – Service Shares	26.45%	16.97%	4.77%	1.67%

Russell 1000® Growth Index	33.48%	23.26%

Protected Series - Growth Blended Index	19.13%	13.57%

S&P 500® Index	32.39%	23.05%

Morningstar Quartile – Institutional Shares	4th	4th

Morningstar Ranking – based on total returns for Large Growth Funds	1,691/1,770	1,680/1,723

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2014, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Portfolio is not a capital guaranteed or insured portfolio. As with all investments, there are inherent risks when investing in the Portfolio including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Portfolio’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas, the Capital Protection Provider, as described in the Notes to Financial Statements.

The Capital Protection Agreement is a financial product that is intended to protect the Portfolio against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Portfolio.

The Portfolio’s asset allocation will vary over time depending on market conditions and therefore the Portfolio’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Portfolio and not to the Portfolio’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Portfolio transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Portfolio. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

See important disclosures on the next page.

6 | DECEMBER 31, 2013

(unaudited)

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and commence the liquidation process as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Portfolio’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Portfolio’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a portfolio that is fully invested in equities and may cause the Portfolio to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Portfolio may not achieve its investment objective.

The Portfolio uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions on Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective May 1, 2013, Janus Aspen Protected Series – Growth’s secondary benchmark changed from the S&P 500® Index to the Protected Series – Growth Blended Index.

*	The Portfolio’s inception date – January 3, 2012

Janus Aspen Series | 7

Janus Aspen Protected Series - Growth (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Institutional Shares	$1,000.00	$1,187.70	$7.78	$1,000.00	$1,018.10	$7.17	1.41%

Service Shares	$1,000.00	$1,186.60	$9.15	$1,000.00	$1,016.84	$8.44	1.66%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2013

Janus Aspen Protected Series – Growth

Schedule of Investments

As of December 31, 2013

Shares/Principal/Contract Amounts		Value

Common Stock – 98.7%
Aerospace & Defense – 1.9%
475	Precision Castparts Corp.	$127,918
Air Freight & Logistics – 0.3%
149	FedEx Corp.	21,422
Beverages – 4.4%
1,899	Diageo PLC	62,884
855	Pernod-Ricard S.A.	97,395
2,736	SABMiller PLC	140,476
		300,755
Biotechnology – 8.9%
419	Alexion Pharmaceuticals, Inc.*	55,752
229	Biogen Idec, Inc.*	64,063
723	Celgene Corp.*	122,158
2,682	Gilead Sciences, Inc.*	201,552
962	Medivation, Inc.*	61,395
700	Perrigo Co. PLC	107,422
		612,342
Chemicals – 2.4%
1,390	Monsanto Co.	162,004
Commercial Services & Supplies – 1.0%
1,650	Tyco International, Ltd. (U.S. Shares)	67,716
Communications Equipment – 1.2%
795	Motorola Solutions, Inc.	53,662
2,109	Telefonaktiebolaget L.M. Ericsson – Class B	25,748
		79,410
Computers & Peripherals – 5.7%
698	Apple, Inc.**	391,655
Containers & Packaging – 1.6%
2,091	Ball Corp.	108,021
Electrical Equipment – 2.0%
3,535	Sensata Technologies Holding N.V.*	137,052
Electronic Equipment, Instruments & Components – 3.0%
1,394	Amphenol Corp. – Class A	124,317
1,513	TE Connectivity, Ltd. (U.S. Shares)	83,381
		207,698
Energy Equipment & Services – 1.2%
886	Dresser-Rand Group, Inc.*	52,832
343	Helmerich & Payne, Inc.	28,840
		81,672
Food & Staples Retailing – 2.7%
715	Costco Wholesale Corp.	85,092
1,759	Whole Foods Market, Inc.	101,723
		186,815
Health Care Providers & Services – 2.3%
760	Aetna, Inc.	52,129
1,513	Express Scripts Holding Co.*	106,273
		158,402
Health Care Technology – 0.5%
272	athenahealth, Inc.*	36,584
Hotels, Restaurants & Leisure – 1.9%
1,099	Dunkin’ Brands Group, Inc.	52,972
1,014	Starbucks Corp.	79,487
		132,459
Household Products – 1.4%
1,451	Colgate-Palmolive Co.	94,620
Industrial Conglomerates – 1.7%
1,496	Danaher Corp.	115,491
Information Technology Services – 5.8%
1,399	Amdocs, Ltd. (U.S. Shares)	57,695
163	MasterCard, Inc. – Class A	136,180
1,871	Teradata Corp.*	85,112
517	Visa, Inc. – Class A	115,125
		394,112
Insurance – 0.5%
7,000	AIA Group, Ltd.	35,117
Internet & Catalog Retail – 1.3%
474	Ctrip.com International, Ltd. (ADR)*	23,520
25	priceline.com, Inc.*	29,060
2,500	Rakuten, Inc.	37,135
		89,715
Internet Software & Services – 7.0%
1,770	eBay, Inc.*	97,155
328	Google, Inc. – Class A*	367,593
210	Twitter, Inc.*	13,367
		478,115
Leisure Equipment & Products – 0.9%
1,232	Mattel, Inc.	58,619
Machinery – 0.8%
844	Colfax Corp.*	53,754
Media – 3.3%
738	CBS Corp. – Class B	47,040
3,530	Twenty-First Century Fox, Inc.	124,185
752	Walt Disney Co.	57,453
		228,678
Oil, Gas & Consumable Fuels – 3.7%
363	Antero Resources Corp.*	23,029
319	EOG Resources, Inc.	53,541
3,020	Kinder Morgan, Inc.	108,720
1,035	Noble Energy, Inc.	70,494
		255,784
Pharmaceuticals – 3.8%
1,530	AbbVie, Inc.	80,799
308	Endo Health Solutions, Inc.*	20,778
731	Shire PLC	34,518
535	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	62,809
1,884	Zoetis, Inc.	61,588
		260,492
Professional Services – 0.9%
990	Verisk Analytics, Inc. – Class A*	65,063
Real Estate Investment Trusts (REITs) – 1.4%
879	American Tower Corp.	70,162
453	Ventas, Inc.	25,948
		96,110
Real Estate Management & Development – 0.4%
1,056	CBRE Group, Inc. – Class A*	27,773

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Protected Series – Growth

Schedule of Investments

As of December 31, 2013

Shares/Principal/Contract Amounts		Value

Road & Rail – 4.4%
1,151	Canadian Pacific Railway, Ltd.	$174,097
738	Union Pacific Corp.	123,984
		298,081
Semiconductor & Semiconductor Equipment – 2.1%
3,641	ARM Holdings PLC	66,252
4,160	Atmel Corp.*	32,573
2,595	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	45,257
		144,082
Software – 6.6%
728	ANSYS, Inc.*	63,482
7,863	Cadence Design Systems, Inc.*	110,239
1,663	Informatica Corp.*	69,014
1,827	Intuit, Inc.	139,437
1,127	Oracle Corp.	43,119
522	Salesforce.com, Inc.*	28,809
		454,100
Specialty Retail – 7.7%
78	AutoZone, Inc.*	37,279
2,062	L Brands, Inc.	127,535
903	PetSmart, Inc.	65,693
3,411	Sally Beauty Holdings, Inc.*	103,114
1,898	TJX Cos., Inc.	120,960
567	Ulta Salon, Cosmetics & Fragrance, Inc.	54,727
356	Williams-Sonoma, Inc.	20,748
		530,056
Textiles, Apparel & Luxury Goods – 1.1%
953	NIKE, Inc. – Class B	74,944
Trading Companies & Distributors – 2.0%
525	W.W. Grainger, Inc.	134,095
Wireless Telecommunication Services – 0.9%
1,765	T-Mobile U.S., Inc.	59,375

Total Common Stock (cost $5,249,442)		6,760,101

U.S. Treasury Notes/Bonds – 0.5%
	U.S. Treasury Notes/Bonds:
$15,000	0.8750%, 11/30/16	15,048
15,000	1.3750%, 12/31/18	14,751

Total U.S. Treasury Notes/Bonds (cost $30,006)		29,799

Money Market – 1.4%
98,514	Janus Cash Liquidity Fund LLC, 0%£ (cost $98,514)	98,514

Capital Protection Agreement – 0%
1	Janus Aspen Protected Series - Growth with BNP Paribas Prime Brokerage, Inc.§ exercise price at 12/31/13 $10.46-$10.52 (cost $0)	0

Total Investments (total cost $5,377,962) – 100.6%		6,888,414

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(38,853)

Net Assets – 100%		$6,849,561

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$236,906	3.4%
China	23,520	0.4%
France	97,395	1.4%
Hong Kong	35,117	0.5%
Japan	37,135	0.5%
Sweden	25,748	0.4%
Taiwan	45,257	0.7%
United Kingdom	304,130	4.4%
United States††	6,083,206	88.3%

Total	$6,888,414	100.0%

††	Includes Cash Equivalents of 1.4%.

	Premium to		Unrealized
Schedule of Purchased Options – Zero Strike Calls	be Paid	Value	Depreciation

BNP IVIX Index expires March 2014 19,215 contracts exercise price $0.00	$(72,389)	$62,030	$(10,359)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2013

Notes to Schedule of Investments and Other Information

BNP IVIX Index	A volatility strategy index sponsored by BNP Paribas.

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

Protected Series – Growth Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Protected Series - Growth	$154,305

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Protected Series - Growth
Capital Protection Agreement	1/3/12	$0	$0	0.0%

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Except for the value at year end, all other information in the table is for the year ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Aspen Protected Series – Growth
Janus Cash Liquidity Fund LLC	988,267	$988,267	(1,648,000)	$(1,648,000)	$–	$126	$98,514

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Protected Series – Growth

Common Stock	$6,760,101	$–	$–

U.S. Treasury Notes/Bonds	–	29,799	–

Money Market	–	98,514	–

Total Investments in Securities	$6,760,101	$128,313	$–

Other Financial Instruments(a) - Assets
Capital Protection Agreement	$–	$–	$0
Other Financial Instruments(a) - Liabilities
Purchased Options – Zero Strike Calls	$–	$10,359	$–

(a)	Other financial instruments include the capital protection agreement, futures, forward currency, written option, zero strike option, and swap contracts. Forward currency contracts, zero strike options, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

12 | DECEMBER 31, 2013

Statement of Assets and Liabilities

As of December 31, 2013
(all numbers in thousands except net asset value per share)	Janus Aspen Protected Series -Growth

Assets:
Investments at cost	$5,378
Unaffiliated investments at value	$6,790
Affiliated investments at value	98
Capital protection agreement	–
Cash	–
Receivables:
Investments sold	335
Dividends	3
Foreign dividend tax reclaim	1
Due from adviser	29
Interest	–
Non-interested Trustees’ deferred compensation	–
Other assets	–
Total Assets	7,256
Liabilities:
Payables:
Purchased options - zero strike calls at value(1)	10
Investments purchased	354
Advisory fees	4
Capital protection fee	4
Fund administration fees	–
Internal servicing cost	–
Distribution fees and shareholder servicing fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	33
Total Liabilities	406
Net Assets	$6,850
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,252
Undistributed net investment income*	–
Undistributed net realized gain from investment and foreign currency transactions*	98
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,500
Total Net Assets	$6,850
Net Assets - Institutional Shares	$3,434
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	261
Net Asset Value Per Share	$13.14
Protected Net Asset Value Per Share(2)	$10.52
Net Assets - Service Shares	$3,416
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	261
Net Asset Value Per Share	$13.08
Protected Net Asset Value Per Share(2)	$10.46

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Premiums to be paid of $72,389.
(2)	The Protected NAV is the protection feature of the Portfolio and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

For the year ended December 31, 2013
(all numbers in thousands)	Janus Aspen Protected Series - Growth

Investment Income:
Interest	$–
Dividends	71
Dividends from affiliates	–
Other Income	–
Foreign tax withheld	(1)
Total Investment Income	70
Expenses:
Advisory fees	39
Capital protection fee	37
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	58
Transfer agent fees and expenses	1
Registration fees	38
Custodian fees	14
Professional fees	38
Non-interested Trustees’ fees and expenses	–
Fund administration fees	1
Distribution fees and shareholder servicing fees - Service Shares	8
Other expenses	10
Total Expenses	244
Less: Excess Expense Reimbursement	(152)
Net Expenses after Waivers and Expense Offsets	92
Net Investment Loss	(22)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	594
Net realized loss from futures contracts	(41)
Net realized loss from purchased options - zero strike calls	(58)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	936
Change in unrealized net appreciation/(depreciation) of futures contracts	2
Change in unrealized net appreciation/(depreciation) of purchased options - zero strike calls	27
Net Gain on Investments	1,460
Net Increase in Net Assets Resulting from Operations	$1,438

See Notes to Financial Statements.

14 | DECEMBER 31, 2013

Statements of Changes in Net Assets

	Janus Aspen
For each year or period ended December 31	Protected Series - Growth
(all numbers in thousands)	2013	2012(1)

Operations:
Net investment loss	$(22)	$(8)
Net realized gain/(loss) from investment, purchased option - zero strike call and foreign currency transactions	495	(116)
Change in unrealized net appreciation/(depreciation) of investments, purchased options - zero strike calls, foreign currency translations and non-interested Trustees’ deferred compensation	965	536
Net Increase in Net Assets Resulting from Operations	1,438	412
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(141)	–
Service Shares	(141)	–
Net Decrease from Dividends and Distributions to Shareholders	(282)	–
Capital Share Transactions:
Shares Sold
Institutional Shares	–	2,500
Service Shares	–	2,500
Reinvested Dividends and Distributions
Institutional Shares	141	–
Service Shares	141	–
Shares Repurchased
Institutional Shares	–	–
Service Shares	–	–
Net Increase from Capital Share Transactions	282	5,000
Net Increase in Net Assets	1,438	5,412
Net Assets:
Beginning of period	5,412	–
End of period	$6,850	$5,412

Undistributed Net Investment Income*	$–	$–

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

	Janus Aspen Protected Series – Growth
For a share outstanding during each year or period ended December 31	2013	2012(1)

Net Asset Value, Beginning of Period	$10.84	$10.00
Income from Investment Operations:
Net investment income	0.01	0.01
Net gain on investments (both realized and unrealized)	2.86	0.83
Total from Investment Operations	2.87	0.84
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(0.57)	–
Total Distributions	(0.57)	–
Net Asset Value, End of Period	$13.14	$10.84
Total Return**	26.66%	8.40%
Net Assets, End of Period (in thousands)	$3,434	$2,709
Average Net Assets for the Period (in thousands)	$3,009	$2,689
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.95%	4.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.41%	1.42%
Ratio of Net Investment Loss to Average Net Assets***	(0.24)%	(0.02)%
Portfolio Turnover Rate	67%	107%

Service Shares

	Janus Aspen Protected Series – Growth
For a share outstanding during each year or period ended December 31	2013	2012(1)

Net Asset Value, Beginning of Period	$10.81	$10.00
Income from Investment Operations:
Net investment loss	(0.01)	(0.01)
Net gain on investments (both realized and unrealized)	2.85	0.82
Total from Investment Operations	2.84	0.81
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(0.57)	–
Total Distributions	(0.57)	–
Net Asset Value, End of Period	$13.08	$10.81
Total Return**	26.45%	8.10%
Net Assets, End of Period (in thousands)	$3,416	$2,703
Average Net Assets for the Period (in thousands)	$2,998	$2,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.20%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.66%	1.67%
Ratio of Net Investment Loss to Average Net Assets***	(0.49)%	(0.27)%
Portfolio Turnover Rate	67%	107%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

16 | DECEMBER 31, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Protected Series – Growth (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Effective January 28, 2014, the name of the Portfolio changed to Janus Aspen Preservation Series – Growth. The investment objective, investment strategies, and risk did not change in connection with the name change for the Portfolio.

Capital Protection Agreement
The Portfolio has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which, under certain conditions, the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $500 million, to protect against a decrease in the “Protected NAV” (or 80% of the highest net asset value (“NAV”) attained separately by each share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class so long as the terms and conditions of the Capital Protection Agreement are satisfied. Shareholders cannot transact purchases or redemptions at the Protected NAV. In order to comply with the terms of the Capital Protection Agreement, the Portfolio must provide certain information to the Capital Protection Provider and the portfolio manager is required to manage the Portfolio within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology. Pursuant to which, the portfolio manager allocates its portfolio assets between and within two investment components: (1) the “Equity Component,” through which the Portfolio seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which the Portfolio seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, the Portfolio’s exposure to industries, sectors, or countries, and liquidity of the Portfolio’s holdings. The Portfolio’s asset allocation will vary over time depending on equity market conditions and the portfolio composition. As a result, the Portfolio’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. The Capital Protection Agreement also imposes very specific reporting and monitoring obligations on the Portfolio, on Janus Capital, and indirectly on the Portfolio’s custodian. While in some instances the parties will be afforded some opportunity to remedy certain breaches, failure to do so within specified cure periods could result in the termination of the Capital Protection Agreement at the option of the Capital Protection Provider.

The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of the Portfolio and the Capital Protection Provider. There are numerous events that can cause the Capital Protection Agreement to terminate prior to the expiration of any effective term, including the NAV of either share class falling below its respective corresponding Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement amount due to the Portfolio pursuant to the agreement as of the termination date. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the Portfolio if the termination of the Capital Protection Agreement results from acts or omissions of the Portfolio, Janus Capital or certain key employees of Janus Capital, or the Portfolio’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of the Portfolio. In addition, the Capital Protection Provider has the right to terminate the Capital Protection Agreement should the aggregate protected amount exceed the maximum

Janus Aspen Series | 17

Notes to Financial Statements (continued)

settlement amount. In the event of any termination of the Capital Protection Agreement, the Portfolio will be converted to cash and cash equivalents, the Capital Protection Provider will pay the Portfolio any amounts due related to the Protection, and the Portfolio is expected to be liquidated. Only shareholders who hold their shares and sell those shares on the date that the Capital Protection Agreement terminates are entitled to receive the Protected NAV from the Portfolio. The Capital Protection Provider’s obligations to the Portfolio are subject to all of the terms, conditions, and limitations of the Capital Protection Agreement and terminate upon the triggering of the capital protection. None of the Portfolio, Janus Capital, any affiliate thereof, or any insurance company or other financial intermediary offering the shares will cover any shortfall so a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to the Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect the Portfolio against a decrease in the NAV per share for each share class of the Portfolio below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Portfolio pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of the Portfolio rather than on the Portfolio’s total net assets, it can fluctuate between 0.60% and 0.75% of the total net assets.

The Capital Protection Agreement is valued at the greater of $0.00 or the Protected NAV less the NAV per share.

The Protected NAV for each share class as well as the percentages of Portfolio assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus website at janus.com/variable-insurance. Please refer to the Prospectus for information regarding how the Protection works in the event it is triggered and the Portfolio proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

18 | DECEMBER 31, 2013

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Portfolio, it can fluctuate between 0.60% and 0.75% of the Portfolio’s net assets.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Because the payment of dividends and distributions could have the effect of reducing the Portfolio’s NAV as a result of the reduction in the aggregate value of the Portfolio’s assets, any such distribution made during the term of the Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Portfolio by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Portfolio’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable

Janus Aspen Series | 19

Notes to Financial Statements (continued)

income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

20 | DECEMBER 31, 2013

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Portfolio did not hold a material amount of Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2013.

Transfers Out of
Level 2
Portfolio	to Level 1

Janus Aspen Protected Series - Growth	$187,593

Financial assets were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments. Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

The Portfolio may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index.

22 | DECEMBER 31, 2013

Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Aspen Protected Series - Growth
Capital Protection Agreement	Capital protection agreement	$0
Equity Contracts			Purchased options, zero strike calls at value	$10,359

Total		$0		$10,359

Janus Aspen Series | 23

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign		Purchased options -
hedging instruments	currency transactions	Futures contracts	zero strike calls	Total

Janus Aspen Protected Series - Growth
Equity Contracts	$2,736*	$(41,473)	$(57,639)	$(96,376)

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’		Purchased options -
hedging instruments	deferred compensation	Futures contracts	zero strike calls	Total

Janus Aspen Protected Series - Growth
Capital Protection Agreement	$0	$–	$–	$0
Equity Contracts	–	1,965	27,329	29,294

Total	$0	$1,965	$27,329	$29,294

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Portfolio. The Portfolio’s participation in the Capital Protection Agreement also subjects the Portfolio to certain risks not generally associated with equity funds, including but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Portfolio as well as other general information about the Portfolio, please refer to the Portfolio’s Prospectuses and statements of additional information.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and will proceed with the liquidation process as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

24 | DECEMBER 31, 2013

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Portfolio, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Portfolio; (ii) any trade or pricing error of the Portfolio; and (iii) any realized or unrealized losses on any investment of the Portfolio in money market funds.

Emerging Market Investing
Within the parameters of its investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of

Janus Aspen Series | 25

Notes to Financial Statements (continued)

government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts	Gross Amounts Offset
Counterparty	of Recognized Liabilities	in the Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

BNP Paribas Prime Brokerage, Inc.	$10,359	$–	$–	$10,359

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings

26 | DECEMBER 31, 2013

through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Protected Series - Growth	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $274,709 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $33,152 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

The seed capital contribution by Janus Capital or an affiliate as of December 31, 2013 is indicated in the following table. Janus Capital owns 100% of the Portfolio.

Seed
Capital at
Portfolio	12/31/13

Janus Aspen Protected Series - Growth - Institutional Shares	$2,500,000
Janus Aspen Protected Series - Growth - Service Shares	2,500,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Portfolio	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Aspen Protected Series - Growth	$–	$127,524	$–	$–	$–	$(10,390)	$1,480,455

During the year ended December 31, 2013, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Protected Series - Growth	$107,466

28 | DECEMBER 31, 2013

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Protected Series - Growth	$5,407,959	$1,498,320	$(17,865)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended December 31, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Protected Series - Growth	$–	$282,600	$–	$(22,183)

For the period ended December 31, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Protected Series - Growth(1)	$–	$–	$–	$(8,445)

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

6.	Capital Share Transactions

For each year or period ended December 31	Janus Aspen Protected Series - Growth
(all numbers in thousands)	2013	2012(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	250
Reinvested dividends and distributions	11	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	11	250
Shares Outstanding, Beginning of Period	250	–
Shares Outstanding, End of Period	261	250
Transactions in Portfolio Shares – Service Shares:
Shares sold	–	250
Reinvested dividends and distributions	11	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	11	250
Shares Outstanding, Beginning of Period	250	–
Shares Outstanding, End of Period	261	250
(1) Period from January 3, 2012 (inception date) through December 31, 2012.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Protected Series - Growth	$4,559,862	$3,935,964	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Aspen Protected Series – Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Protected Series – Growth (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 14, 2014

Janus Aspen Series | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

32 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

34 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

36 | DECEMBER 31, 2013

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

38 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

40 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Aspen Series | 41

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

42 | DECEMBER 31, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities

Janus Aspen Series | 43

Useful Information About Your Portfolio Report (unaudited) (continued)

such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the

44 | DECEMBER 31, 2013

Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 45

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2013:

Capital Gain Distributions

Portfolio

Janus Aspen Protected Series - Growth	$282,600

46 | DECEMBER 31, 2013

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest
LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

48 | DECEMBER 31, 2013

TRUSTEES (continued)

Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Aspen Series | 49

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations During the
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Aspen Protected Series – Growth	1/12-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).

Robin C. Beery** 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Ms. Beery has announced her intention to retire by third quarter 2014.

50 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 51

Notes

52 | DECEMBER 31, 2013

Notes

Janus Aspen Series | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55231	109-02-81126 02-14

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of
Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2013	$547,383	$0	$90,885	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2012	$440,229	$3,520	$96,355	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers
2013	$29,434	$3,087	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2012	$26,471	$9,750	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.

Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
December 31	(A)	(B)	(C)	and (C)1
2013	$0	$0	$0	$0
2012	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable to this Registrant.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable to this Registrant.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable to this Registrant.
Item 10 — Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)
Date: February 28, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)

Date:	February 28, 2014

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series
(Principal Accounting Officer and Principal Financial Officer)

Date:	February 28, 2014